EXHIBIT 99.1

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                     AMERICAN HOME MORTGAGE SERVICING, INC.,
                            as RMBS Master Servicer,


                      AMERICAN HOME MORTGAGE TRUST 2004-4,
                                    as Issuer


                                       and


                              THE BANK OF NEW YORK,
                              as Indenture Trustee




                      ------------------------------------

                               SERVICING AGREEMENT

                          Dated as of December 21, 2004

                      ------------------------------------


                                 Mortgage Loans

                 American Home Mortgage Investment Trust 2004-4


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                                TABLE OF CONTENTS

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                                                                                                  Page
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ARTICLE I
Definitions..........................................................................................2
     Section 1.01  Definitions.......................................................................2
     Section 1.02  Other Definitional Provisions.....................................................2
     Section 1.03  Interest Calculations.............................................................2

ARTICLE II

Representations and Warranties.......................................................................4
     Section 2.01  Representations and Warranties Regarding the RMBS
                   Master Servicer...................................................................4
     Section 2.02  Existence.........................................................................5
     Section 2.03  Enforcement of Representations and Warranties.....................................5

ARTICLE III

Administration and Servicing of Mortgage Loans.......................................................7
     Section 3.01  RMBS Master Servicer to Assure Servicing..........................................7
     Section 3.02  Subservicing Agreements Between RMBS Master Servicer and
                   Subservicers......................................................................9
     Section 3.03  Successor Subservicers............................................................9
     Section 3.04  Liability of the RMBS Master Servicer............................................10
     Section 3.05  Assumption or Termination of Subservicing Agreements by
                   Indenture Trustee................................................................10
     Section 3.06  Collection of Mortgage Loan Payments.............................................11
     Section 3.07  Withdrawals from the Collection Account..........................................13
     Section 3.08  Collection of Taxes Assessments and Similar Items;
                   Servicing Accounts...............................................................15
     Section 3.09  Access to Certain Documentation and Information
                   Regarding the Mortgage Loans.....................................................15
     Section 3.10  Maintenance of Primary Insurance Policies; Collection
                   Thereunder.......................................................................16
     Section 3.11  Maintenance of Hazard Insurance and Fidelity Coverage............................16
     Section 3.12  Due-on-Sale Clauses; Assumption Agreements.......................................18
     Section 3.13  Realization Upon Defaulted Mortgage Loans........................................18
     Section 3.14  Indenture Trustee to Cooperate; Release of Mortgage Files........................20
     Section 3.15  Master Servicing Compensation....................................................21
     Section 3.16  Annual Statements of Compliance..................................................21
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
     Section 3.17  Annual Independent Public Accountants' Servicing Report..........................22
     Section 3.18  Optional Purchase of Defaulted Mortgage Loans....................................22
     Section 3.19  Information Required by the Internal Revenue Service
                   Generally and Reports of Foreclosures and Abandonments
                   of Mortgaged Property............................................................23

ARTICLE IV

Servicing Certificate...............................................................................24
     Section 4.01  Remittance Reports...............................................................24
     Section 4.02  Reserved.........................................................................24
     Section 4.03  Reserved.........................................................................24
     Section 4.04  Advances.........................................................................24
     Section 4.05  Compensating Interest Payments...................................................25
     Section 4.06  Exchange Act Reporting...........................................................25

ARTICLE V

The RMBS Master Servicer............................................................................27
     Section 5.01  Liability of the RMBS Master Servicer............................................27
     Section 5.02  Merger or Consolidation of or Assumption of the
                   Obligations of the RMBS Master Servicer..........................................27
     Section 5.03  Limitation on Liability of the RMBS Master Servicer and Others...................27
     Section 5.04  RMBS Master Servicer Not to Resign...............................................28
     Section 5.05  Delegation of Duties.............................................................28
     Section 5.06  Indemnification..................................................................29

ARTICLE VI

Default.............................................................................................31
     Section 6.01  Servicing Default................................................................31
     Section 6.02  Indenture Trustee to Act; Appointment of Successor...............................33
     Section 6.03  Notification to Noteholders......................................................35
     Section 6.04  Waiver of Defaults...............................................................35

ARTICLE VII

Miscellaneous Provisions............................................................................36
     Section 7.01  Amendment........................................................................36
     Section 7.02  GOVERNING LAW....................................................................36
     Section 7.03  Notices..........................................................................36
     Section 7.04  Severability of Provisions.......................................................37
     Section 7.05  Third-Party Beneficiaries........................................................37
     Section 7.06  Counterparts.....................................................................37
     Section 7.07  Effect of Headings and Table of Contents.........................................37
     Section 7.08  Termination......................................................................37
     Section 7.09  No Petition......................................................................37


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
     Section 7.10  No Recourse......................................................................37

     EXHIBIT A   - RMBS MORTGAGE LOAN SCHEDULE......................................................A-1

     EXHIBIT B   - FORM OF REQUEST FOR RELEASE......................................................B-1

     EXHIBIT C-1 - FORM OF CERTIFICATION TO BE PROVIDED BY
                   THE RMBS MASTER SERVICER WITH FORM 10-K..........................................C-1

     EXHIBIT C-2 - FORM OF FORM CERTIFICATION TO BE PROVIDED BY
                   THE INDENTURE TRUSTEE WITH FORM 10-K.............................................C-2

     EXHIBIT D   - FORM OF REMITTANCE REPORT FROM RMBS MASTER SERVICER..............................D-1










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


                  This Servicing Agreement, dated as of December 21, 2004, among American Home Mortgage Servicing, Inc., as RMBS Master Servicer (the "RMBS Master Servicer" ), American Home Mortgage Investment Trust 2004-4, as Issuer (the "Issuer") and The Bank of New York, as Indenture Trustee (the "Indenture Trustee").

                          W I T N E S S E T H T H A T :
                          -----------------------------

                  WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement and the related Group I, Group II, Group III, Group IV, Group V, Group VI and Group VII Subsequent Mortgage Loan Purchase Agreement, American Home Mortgage Securities LLC (the "Company" or the "Depositor") will acquire the Mortgage Loans and the related Group I, Group II, Group III, Group IV, Group V, Group VI and Group VII Subsequent Mortgage Loans;

                  WHEREAS, the Company will create American Home Mortgage Investment Trust 2004-4, a Delaware statutory trust, and will transfer the Mortgage Loans and the related Subsequent Mortgage Loans and all of its rights under the Mortgage Loan Purchase Agreement and the related Group I, Group II, Group III, Group IV, Group V, Group VI and Group VII Subsequent Mortgage Loan Purchase Agreement to the Issuer;

                  WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of December 21, 2004 (the "Trust Agreement") among the Company, as depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and The Bank of New York, as certificate registrar and certificate paying agent, the Company will convey the Mortgage Loans to the Issuer in exchange for the Certificates (as defined below);

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Trust Certificates, 2004-4 (the "Certificates");

                  WHEREAS, pursuant to the terms of an Indenture dated as of December 21, 2004 (the "Indenture") between the Issuer and The Bank of New York (the "Indenture Trustee"), the Issuer will pledge the Mortgage Loans and issue and transfer to or at the direction of the Purchaser the Mortgage-Backed Notes, Series 2004-4, Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class III-A, Class IV-A, Class V-A, Class VI-A-1, Class VI-A-2, Class VII-A, Class M-1, Class M-2, Class M-3, Class VI-M-1, Class VI-M-2, Class VI-M-3, Class VI-B-1, VI-B-2, VI-B-3 and Class N Notes; and

                  WHEREAS, pursuant to the terms of this Servicing Agreement, the RMBS Master Servicer will service the Mortgage Loans set forth on the RMBS Mortgage Loan Schedule attached hereto as Exhibit A directly or through one or more Subservicers for the benefit of the holders of the Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class III-A, Class IV-A, Class V-A, Class VI-A- 1, Class VI-A-2, Class M-1, Class M-2, Class M-3, Class VI-M-1, Class VI-M-2, Class VI-M-3, Class VI-B-1, VI-B-2, VI-B-3 and Class N Notes (collectively, the "Notes");

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.01 Definitions. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02  Other Definitional Provisions.

         (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         Section 1.03 Interest Calculations. All calculations of interest hereunder that are made in respect of the Stated Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day


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year consisting of twelve 30-day months, notwithstanding the terms of the related Mortgage Note and Mortgage.

                                   ARTICLE II

                         Representations and Warranties

         Section 2.01 Representations and Warranties Regarding the RMBS Master Servicer. The RMBS Master Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans and the Noteholders, as of the Cut-off Date and the Closing Date, that:

                  (i) The RMBS Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the corporate power to own its assets and to transact the business in which it is currently engaged. The RMBS Master Servicer is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the RMBS Master Servicer or the validity or enforceability of the Mortgage Loans;

                  (ii) The RMBS Master Servicer has the power and authority to make, execute, deliver and perform this Servicing Agreement and all of the transactions contemplated under this Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the RMBS Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (iii) The RMBS Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                  (iv) The execution and delivery of this Servicing Agreement and the performance of the transactions contemplated hereby by the RMBS Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the RMBS Master Servicer or any provision of the certificate of incorporation or bylaws of the RMBS Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the RMBS Master Servicer is a party or by which the RMBS Master Servicer may be bound;

                  (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings


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         or documents have been filed with a court, but not served on the RMBS
         Master Servicer), or to the knowledge of the RMBS Master Servicer threatened, against the RMBS Master Servicer or any of its properties or with respect to this Servicing Agreement or the Notes or the Certificates which, to the knowledge of the RMBS Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement; and

                  (vi) The RMBS Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

         The foregoing representations and warranties shall survive any termination of the RMBS Master Servicer hereunder.

         Section 2.02 Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Servicing Agreement.

         Section 2.03 Enforcement of Representations and Warranties. The RMBS Master Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Mortgage Loans shall enforce the representations and warranties and related obligations for breaches thereof of the Seller pursuant to the Mortgage Loan Purchase Agreement or the related Group I, Group II, Group III, Group IV, Group V, Group VI or Group VII Subsequent Mortgage Loan Purchase Agreement, as applicable. Upon the discovery by the Seller, the RMBS Master Servicer, the Indenture Trustee or the Company of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreement or the related Group I, Group II, Group III, Group IV, Group V, Group VI or Group VII Subsequent Mortgage Loan Purchase Agreement, as applicable in respect of any Mortgage Loan which materially and adversely affects the interests of the Noteholders or the Certificateholders, the party discovering the same shall give prompt written notice to the other parties. The RMBS Master Servicer shall promptly notify the Seller and request that, pursuant to the terms of the Mortgage Loan Purchase Agreement or the Group I, Group II, Group III, Group IV, Group V, Group VI or Group VII Subsequent Mortgage Loan Purchase Agreement, as applicable, the Seller either (i) cure such breach in all material respects or
(ii) purchase such Mortgage Loan or such Group I, Group II, Group III, Group IV, Group V, Group VI or Group VII Subsequent Mortgage Loan, in each instance in accordance with the Mortgage Loan Purchase Agreement or the Group I, Group II, Group III, Group IV, Group V, Group VI or Group VII Subsequent Mortgage Loan Purchase Agreement, as applicable; provided that the Seller shall, subject to the conditions set forth in the Mortgage Loan Purchase Agreement, have the option to substitute an Eligible Substitute Mortgage Loan or Eligible Substitute Mortgage Loans for such Mortgage Loan. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the RMBS Master Servicer and remitted by the RMBS Master Servicer to the Seller on the next succeeding Payment Date. For the month of substitution, distributions to the Payment Account pursuant to this Agreement will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The RMBS Master Servicer shall amend or cause to be amended the RMBS Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the related Eligible Substitute Mortgage Loan and the RMBS Master Servicer shall promptly deliver the amended RMBS Mortgage Loan Schedule to the related Subservicer, Owner Trustee and Indenture Trustee.

         In connection with the substitution of one or more Eligible Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the RMBS Master Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate Stated Principal Balance of all such Eligible Substitute Mortgage Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Mortgage Loans (after application of the principal portion of the Monthly Payments due on such Deleted Mortgage Loans in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall pay the Substitution Adjustment Amount to the RMBS Master Servicer and the RMBS Master Servicer shall deposit such Substitution Adjustment Amount into the Collection Account upon receipt.


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


                                   ARTICLE III

                 Administration and Servicing of Mortgage Loans

         Section 3.01 RMBS Master Servicer to Assure Servicing. (a) The RMBS Master Servicer shall supervise, or take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans and any REO Property in accordance with this Servicing Agreement and its normal servicing practices, which generally shall conform to the standards of an institution prudently servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration. The RMBS Master Servicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities for the servicing and administration of the Mortgage Loans. The authority of the RMBS Master Servicer, in its capacity as master servicer, and any Subservicer acting on its behalf, shall include, without limitation, the power to (i) consult with and advise any Subservicer regarding administration of a related Mortgage Loan, (ii) approve any recommendation by a Subservicer to foreclose on a related Mortgage Loan, (iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured Person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals, the filing of claims under any Primary Insurance Policy, and any other matter pertaining to a delinquent Mortgage Loan. The authority of the RMBS Master Servicer shall include, in addition, the power on behalf of the Noteholders, the Indenture Trustee or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfer of any related Mortgaged Property and assumptions of the related Mortgage Notes and Security Instruments (in the manner provided in this Servicing Agreement) and
(iii) collect any Insurance Proceeds and Liquidation Proceeds. Without limiting the generality of the foregoing, the RMBS Master Servicer and any Subservicer acting on its behalf may, and is hereby authorized, and empowered by the Indenture Trustee, to execute and deliver, on behalf of itself, the Noteholders, the Indenture Trustee or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related Mortgage Loans, the insurance policies and the accounts related thereto, and the Mortgaged Properties. The RMBS Master Servicer may exercise this power in its own name or in the name of a Subservicer.

         In accordance with the standards of the preceding paragraph, the RMBS Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.08, and further as provided in Section 3.07; provided that the RMBS Master Servicer shall not be obligated to make such advance if, in its good faith judgment, the RMBS Master Servicer determines that such advance will be a Nonrecoverable Advance.


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


         The relationship of the RMBS Master Servicer (and of any successor to the RMBS Master Servicer under this Agreement) to the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent; provided, however, that the RMBS Master Servicer is authorized and empowered by the Indenture Trustee, on behalf of the Noteholders and the Indenture Trustee, in its own name or in the name of any Subservicer, when the RMBS Master Servicer or such Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Indenture Trustee and the Noteholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re- recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the RMBS Master Servicer in accordance with Section 3.15, with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Indenture Trustee, then any related expenses shall be reimbursable to the RMBS Master Servicer from the Trust Estate.

         (b) The RMBS Master Servicer may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property.

         (c) The RMBS Master Servicer or the related Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of full release or discharge, or any other document contemplated by this Servicing Agreement and other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the Issuer and the Indenture Trustee each shall promptly execute any such documents on request of the RMBS Master Servicer and prepared by it) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby. An assumption pursuant to this Section 3.01 is permitted solely if the creditworthiness of the prospective purchaser of a Mortgaged Property meets the same or better underwriting guidelines as those which were applied to the original borrower and the security for such Mortgage Loan is not impaired by the assumption. Any fee collected by the RMBS Master Servicer or the related Subservicer for processing such request will be retained by the RMBS Master Servicer or such Subservicer as additional servicing compensation.

         (d) Notwithstanding the provisions of Subsection 3.01(a), the RMBS Master Servicer shall not take any action inconsistent with the interests of the Indenture Trustee or the Noteholders or with the rights and interests of the Indenture Trustee or the Noteholders under this Servicing Agreement.

         (e) The Indenture Trustee shall execute and return to the RMBS Master Servicer any limited powers of attorney and other documents in form as provided to the Indenture Trustee necessary or appropriate to enable the RMBS Master Servicer to service and administer the related Mortgage Loans and REO Property.

         Section 3.02 Subservicing Agreements Between RMBS Master Servicer and Subservicers. (a) The RMBS Master Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the RMBS Master Servicer hereunder. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans comparable to the Mortgage Loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the related Subservicing Agreement, and in either case shall be a Freddie Mac or Fannie Mae approved mortgage servicer. Any Subservicing Agreement entered into by the RMBS Master Servicer shall include the provision that such Agreement may be immediately terminated with or without cause and without the payment of any termination fee by any successor RMBS Master Servicer (including, without limitation, the Indenture Trustee as successor RMBS Master Servicer) under this Servicing Agreement. In addition, each Subservicing Agreement shall provide for servicing of the Mortgage Loans consistent with the terms of this Servicing Agreement. The RMBS Master Servicer and the Subservicers may enter into Subservicing Agreements and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements providing for, among other things, the delegation by the RMBS Master Servicer to a Subservicer of additional duties regarding the administration of the Mortgage Loans; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Servicing Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Noteholders, without the consent of the Holders of Notes representing not less than a majority of the aggregate Note Principal Balance of each Class of the Notes affected thereby.

         (b) As part of its servicing activities hereunder, the RMBS Master Servicer, for the benefit of the Indenture Trustee and the Noteholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the RMBS Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The RMBS Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

         Section 3.03 Successor Subservicers. The RMBS Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement subject to the terms of Section 3.02(a) of this Servicing Agreement; provided, however, that upon termination, the RMBS Master Servicer shall either act as servicer of the related Mortgage Loan or enter into an appropriate contract with a successor Subservicer and in conformance with the terms of Section 3.02(a) of this Servicing Agreement pursuant to which such successor Subservicer will be bound by all relevant terms of the related Subservicing Agreement and this Servicing Agreement pertaining to the servicing of such Mortgage Loan.

         Section 3.04 Liability of the RMBS Master Servicer. (a) Notwithstanding any Subservicing Agreement, any of the provisions of this Servicing Agreement relating to agreements or arrangements between the RMBS Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the RMBS Master Servicer shall under all circumstances remain obligated and primarily liable to the Indenture Trustee, the Noteholders and the Certificateholders for the servicing and administering of the Mortgage Loans and any REO Property in accordance with this Servicing Agreement. The obligations and liability of the RMBS Master Servicer shall not be diminished by virtue of Subservicing Agreements or by virtue of indemnification of the RMBS Master Servicer by any Subservicer, or any other Person. The obligations and liability of the RMBS Master Servicer shall remain of the same nature and under the same terms and conditions as if the RMBS Master Servicer alone were servicing and administering the related Mortgage Loans. The RMBS Master Servicer shall, however, be entitled to enter into indemnification agreements with any Subservicer or other Person and nothing in this Servicing Agreement shall be deemed to limit or modify such indemnification. For the purposes of this Servicing Agreement, the RMBS Master Servicer shall be deemed to have received any payment on a Mortgage Loan on the date the Subservicer received such payment; provided, however, that this sentence shall not apply to the Indenture Trustee as the successor RMBS Master Servicer; provided, further, however, that the foregoing provision shall not affect the obligation of the RMBS Master Servicer if it is also the Indenture Trustee to advance amounts which are not Nonrecoverable Advances.

         Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the RMBS Master Servicer alone, and the Indenture Trustee and the Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in
Section 3.05.

         Section 3.05 Assumption or Termination of Subservicing Agreements by Indenture Trustee. (a) If the Indenture Trustee or a successor RMBS Master Servicer shall assume the servicing obligations of the RMBS Master Servicer in accordance with Section 6.02 below, the Indenture Trustee, to the extent necessary to permit the Indenture Trustee to carry out the provisions of Section
6.02 with respect to the Mortgage Loans, shall succeed to all of the rights and obligations of the RMBS Master Servicer under each of the Subservicing Agreements. In such event, the Indenture Trustee or its designee as the successor master servicer shall be deemed to have assumed all of the RMBS Master Servicer's rights and obligations therein and to have replaced the RMBS Master Servicer as a party to such Subservicing Agreements to the same extent as if such Subservicing Agreements had been assigned to the Indenture Trustee or its designee as a successor master servicer, except that the Indenture Trustee or its designee as a successor master servicer shall not be deemed to have assumed any obligations or liabilities of the RMBS Master Servicer arising prior to such assumption (other than the obligation to make any Monthly Advances) and the RMBS Master Servicer shall not thereby be relieved of any liability or obligations under such Subservicing Agreements arising prior to such assumption. Nothing in the foregoing shall be deemed to entitle the Indenture Trustee or its designee as a successor master servicer at any time to receive any portion of the servicing compensation provided under Section 3.15 except for such portion as the RMBS Master Servicer would be entitled to receive.

         (b) In the event that the Indenture Trustee or a successor RMBS Master Servicer assumes the servicing obligations of the RMBS Master Servicer under Section 6.02, upon the reasonable request of the Indenture Trustee or such successor RMBS Master Servicer, the RMBS Master Servicer shall at its own expense (or the expense of the Trust, if the RMBS Master Servicer fails to do so) deliver to the Indenture Trustee, or to such successor RMBS Master Servicer, photocopies of all documents, files and records, electronic or otherwise, relating to the Subservicing Agreements and the related Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements, or responsibilities hereunder to the Indenture Trustee, or to such successor RMBS Master Servicer.

         Section 3.06 Collection of Mortgage Loan Payments. (a) The RMBS Master Servicer will coordinate and monitor remittances by Subservicers to it with respect to the Mortgage Loans in accordance with this Servicing Agreement.

         (b) The RMBS Master Servicer shall make its best reasonable efforts to collect or cause to be collected all payments required under the terms and provisions of the Mortgage Loans and shall follow, and use its best reasonable efforts to cause Subservicers to follow, collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account to the extent such procedures shall be consistent with this Servicing Agreement. Consistent with the foregoing, the RMBS Master Servicer or the related Subservicer may in its discretion (i) waive or permit to be waived any late payment charge, prepayment charge, assumption fee, or any penalty interest in connection with the prepayment of a Mortgage Loan and (ii) suspend or reduce or permit to be suspended or reduced regular monthly payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies; provided, however, that the RMBS Master Servicer or the related Subservicer may permit the foregoing only if it believes, in good faith, that recoveries of Monthly Payments will be maximized; provided further, however, that Monthly Payments may not be suspended during the twelve months prior to the final maturity of the Notes. In the event the RMBS Master Servicer or related Subservicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the RMBS Master Servicer shall nonetheless make a Monthly Advance or shall cause the related Subservicer to make a Monthly Advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; provided, however, that the obligation of the RMBS Master Servicer or the related Subservicer to make a Monthly Advance shall apply only to the extent that the RMBS Master Servicer believes, in good faith, that such advances are not Nonrecoverable Advances.

         (c) Within five Business Days after the RMBS Master Servicer has determined that all amounts which it expects to recover from or on account of a Mortgage Loan have been recovered and that no further Liquidation Proceeds will be received in connection therewith, the RMBS Master Servicer shall cause the related Subservicer to provide to the RMBS Master Servicer a certificate of a Servicing Officer that such Mortgage Loan became a Liquidated Mortgage Loan as of the date of such determination. The RMBS Master Servicer shall provide to the Indenture Trustee a monthly summary of each Mortgage Loan that became a Liquidated Mortgage Loan.

         (d) The RMBS Master Servicer shall establish a segregated account in the name of the Indenture Trustee for the benefit of the Noteholders (the "Collection Account"), which shall be an Eligible Account, in which the RMBS Master Servicer shall deposit or cause to be deposited any amounts representing payments on and any collections in respect of the Mortgage Loans due subsequent to the Cut-off Date (other than in respect of the payments referred to in the following paragraph) within forty-eight (48) hours following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

                  (i) all payments of principal, including Principal Prepayments, of or interest on the Mortgage Loans (including advances by a Subservicer) received by the RMBS Master Servicer directly from Mortgagors or from the respective Subservicer;

                  (ii) the aggregate Repurchase Price of the Mortgage Loans purchased by the RMBS Master Servicer pursuant to Section 3.18;

                  (iii)    Net Liquidation Proceeds;

                  (iv) all proceeds of any Mortgage Loans repurchased by the Seller pursuant to the Mortgage Loan Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement;

                  (v) Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property;

                  (vi) any Monthly Advance and any Compensating Interest payments; and

                  (vii) any other amounts received by the RMBS Master Servicer, including any fees or penalties not retained by a Subservicer, required to be deposited in the Collection Account pursuant to this Servicing Agreement.

provided, however, that with respect to each Due Period, the RMBS Master Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the RMBS Master Servicing Fee for such Due Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the RMBS Master Servicer need not deposit in the Collection Account fees (including annual fees or assumption fees) or late charge and prepayment penalties, payable by Mortgagors, each as further described in Section 3.15, or amounts received by the Subservicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items, which amounts shall be deposited in the related Servicing Account pursuant to Section 3.08. In the event any amount not required to be deposited in the Collection Account is so deposited, the RMBS Master Servicer may at any time (prior to being terminated under this Agreement) withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The RMBS Master Servicer shall keep records that accurately reflect the funds on deposit in the Collection Account that have been identified by it as being attributable to the Mortgage Loans and shall hold all collections in the Collection Account for the benefit of the Owner Trustee, the Indenture Trustee and the Noteholders, as their interests may appear. The RMBS Master Servicer shall remit all Foreclosure Profits to the Collection Account, to the extent not payable to the related Subservicer.

         Funds in the Collection Account may not be invested with, and shall not be commingled with, the RMBS Master Servicer's own funds or general assets or with funds respecting payments on mortgage loans or with any other funds not related to the Notes. Funds in the Collection Account shall be invested solely in Eligible Investments, designated in the name of the Indenture Trustee for the benefit of the Noteholders, which shall mature not later than the Business Day next preceding the RMBS Master Servicer Remittance Date next following the date of such investment and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the RMBS Master Servicer or the related Subservicer. The amount of any losses incurred with respect to any such investments shall be deposited in the Collection Account by the RMBS Master Servicer.

         In the event the Indenture Trustee assumes the responsibilities of the RMBS Master Servicer under this Servicing Agreement upon a Servicing Default under Section 6.01, the Indenture Trustee shall be entitled to reimburse itself for Monthly Advances pursuant to Sections 3.07(a)(v), (viii) and (ix) prior to reimbursement of the terminated RMBS Master Servicer or any successor RMBS Master Servicer.

         (e) The RMBS Master Servicer will require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the RMBS Master Servicer, in one or more accounts meeting the requirements of an Eligible Account, and invested in Eligible Investments, and in the name of the Indenture Trustee for the benefit of the Noteholders. The related Subservicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and any other funds.

         Section 3.07 Withdrawals from the Collection Account. (a) The RMBS Master Servicer shall, from time to time as provided herein, make withdrawals from the Collection Account of amounts on deposit therein pursuant to Section
3.06 that are attributable to the Mortgage Loans for the following purposes (without duplication):

                  (i) to deposit in the Payment Account, by the RMBS Master Servicer Remittance Date, the Available Funds required to be distributed as provided in the Indenture on a Payment Date;

                  (ii) to the extent deposited to the Collection Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Sections 3.10 or 3.11, or Liquidation Expenses, paid pursuant to
         Section 3.13 or otherwise reimbursable pursuant to the terms of this Servicing Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans

         (other than any Repurchase Price in respect thereto) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds;

                  (iii) to pay to itself out of each payment received on account of interest on a Mortgage Loan as contemplated by Section 3.15, an amount equal to the related RMBS Master Servicing Fee (to the extent not retained pursuant to Section 3.06);

                  (iv) to pay to itself or the Seller, with respect to any Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, the RMBS Master Servicer or other entity, all amounts received thereon and not required to be distributed to Noteholders as of the date on which the related Purchase Price or Repurchase Price is determined;

                  (v) to reimburse the RMBS Master Servicer or any Subservicer for any Monthly Advance of its own funds or any advance of such Subservicer's own funds, the right of the RMBS Master Servicer or a Subservicer to reimbursement pursuant to this subclause (v) being limited to amounts received (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or advance was made;

                  (vi) to reimburse the RMBS Master Servicer or any Subservicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the RMBS Master Servicer or such Subservicer pursuant to Section 3.13 in good faith in connection with the restoration of the related Mortgaged Property which was damaged by the Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                  (vii) to pay the RMBS Master Servicer or any Subservicer (payment to any Subservicer to be subject to prior payment to the RMBS Master Servicer of an amount equal to the RMBS Master Servicing Fee), as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Subservicer would have been entitled to receive under subclause (iii) of this Subsection 3.07(a) as servicing compensation on account of each defaulted Monthly Payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor, but only to the extent that the aggregate of Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan, after any reimbursement to the RMBS Master Servicer or any Subservicer, pursuant to other subclauses of this Subsection 3.07(a), exceeds the outstanding Stated Principal Balance of such Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Rate less the RMBS Master Servicing Fee Rate to but not including the date of payment (in any event, the aggregate amount of servicing compensation received by a Subservicer and the RMBS Master Servicer with respect to any defaulted Monthly Payment shall not exceed the applicable RMBS Master Servicing
         Fee);

                  (viii) to reimburse the RMBS Master Servicer or any Subservicer for any Nonrecoverable Advance previously made, and not otherwise reimbursed pursuant to this Subsection 3.07(a);

                  (ix) to withdraw any other amount deposited in the Collection Account that was not required to be deposited therein pursuant to Section 3.06;

                  (x) to reimburse the RMBS Master Servicer for costs incurred by it associated with the environmental report specified in
         Section 3.13(e); and

                  (xi) to clear and terminate the Collection Account following a termination of the Trust pursuant to Section 8.01 of the Trust Agreement.

In connection with withdrawals pursuant to clauses (ii), (iii), (iv), (v), (vi) and (vii), the RMBS Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, and the RMBS Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses. Notwithstanding any other provision of this Servicing Agreement, the RMBS Master Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to
Section 3.13 or otherwise reimbursable expenses incurred pursuant to the terms of this Servicing Agreement, but only to the extent of collections or other recoveries on the related Mortgage Loan.

         (b) Notwithstanding the provisions of this Section 3.07, the RMBS Master Servicer may, but is not required to, allow the Subservicers to deduct from amounts received by them or from the related account maintained by a Subservicer, prior to deposit in the Collection Account, any portion to which such Subservicers are entitled hereunder as servicing compensation (including income on Eligible Investments) or reimbursement of any reimbursable Monthly Advances or Servicing Advances made by such Subservicers.

         (c) The RMBS Master Servicer shall pay to the Indenture Trustee interest on any payments to the Payment Account which were due on a RMBS Master Servicer Remittance Date but were made after the related RMBS Master Servicer Remittance Date at a rate equal to the federal funds rate from the date due to the date paid, both inclusive. This interest shall be solely an obligation of the RMBS Master Servicer and shall not be recoverable by the Indenture Trustee from the Trust or from any other source.

         Section 3.08 Collection of Taxes Assessments and Similar Items; Servicing Accounts.

         (a) The RMBS Master Servicer shall establish and maintain or cause the related Subservicer to establish and maintain, one or more Servicing Accounts. The RMBS Master Servicer or a Subservicer will deposit and retain therein all collections from the Mortgagors for the payment of taxes, assessments, insurance premiums, or comparable items as agent of the Mortgagors.

         (b) The deposits in the Servicing Accounts shall be held in trust by the RMBS Master Servicer or a Subservicer (and its successors and assigns) in the name of the Indenture Trustee for the benefit of the Noteholders. Such Servicing Accounts shall be Eligible Accounts and if permitted by applicable law, invested in Eligible Investments held in trust by the RMBS Master Servicer or a Subservicer as described above and maturing, or be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn, and in no event later than 45 days after the date of investment; withdrawals of amounts from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to reimburse the RMBS Master Servicer or a Subservicer for any advances made with respect to such items, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Accounts or to clear and terminate the Servicing Accounts at or any time after the termination of this Servicing Agreement.

         Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans. The RMBS Master Servicer shall provide, and shall cause any Subservicer to provide, to the Indenture Trustee and the Owner Trustee access to the documentation regarding the related Mortgage Loans and REO Property and to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the RMBS Master Servicer or the Subservicers that are designated by these entities; provided, however, that, unless otherwise required by law, the RMBS Master Servicer or the Subservicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; provided, further, however, that the Indenture Trustee and the Owner Trustee shall coordinate their requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the RMBS Master Servicer or any Subservicer. The RMBS Master Servicer and the Subservicers shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

         Section 3.10 Maintenance of Primary Insurance Policies; Collection Thereunder.

         (a) The RMBS Master Servicer shall, or shall cause the related Subservicer to, exercise its best reasonable efforts to maintain and keep in full force and effect each Primary Insurance Policy by a Qualified Insurer, or other insurer satisfactory to the Rating Agencies, with respect to each Mortgage Loan as to which as of the Cut-off Date a Primary Insurance Policy was in effect and the original principal amount of the related Mortgage Note exceeded 80% of the Original Value in an amount at least equal to the excess of such original principal amount over 75% of such Original Value until the principal amount of any such first lien Mortgage Loan is reduced below 80% of the Original Value or, based upon a new appraisal, the principal amount of such first lien Mortgage Loan represents less than 80% of the new appraised value of the related Mortgaged Property. The RMBS Master Servicer shall, or shall cause the related Subservicer to, effect the timely payment of the premium on each Primary Insurance Policy. The RMBS Master Servicer and the related Subservicer shall have the power to substitute for any Primary Insurance Policy another substantially equivalent policy issued by another Qualified Insurer, provided, that, such substitution shall be subject to the condition that it will not cause the ratings on the Notes to be downgraded or withdrawn, as evidenced by a writing from each Rating Agency.

         Section 3.11 Maintenance of Hazard Insurance and Fidelity Coverage. (a) The RMBS Master Servicer shall maintain and keep, or cause each Subservicer to maintain and keep, with respect to each Mortgage Loan and REO Property, in full force and effect hazard insurance (fire insurance with extended coverage) equal to at least the lesser of the Stated Principal Balance of the Mortgage Loan or the current replacement cost of the related Mortgaged Property, and containing a standard mortgagee clause, provided, however, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Unless applicable state law requires a higher deductible, the deductible on such hazard insurance policy may be no more than $1,000 or 1% of the applicable amount of coverage, whichever is less. In the case of a condominium unit or a unit in a planned unit development, the required hazard insurance shall take the form of a multi-peril policy covering the entire condominium project or planned unit development, in an amount equal to at least 100% of the insurable value based on replacement cost.

         (b) Any amounts collected by the RMBS Master Servicer or a Subservicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgaged Property or amounts released to the Mortgagor in accordance with the RMBS Master Servicer's or a Subservicer's normal servicing procedures, the Mortgage Note, the Security Instrument or applicable law) shall be deposited initially in a Collection Account, for transmittal to the Payment Account, subject to withdrawal pursuant to Section 3.07.

         (c) Any cost incurred by a RMBS Master Servicer or a Subservicer in maintaining any such hazard insurance policy shall not be added to the amount owing under the Mortgage Loan for the purpose of calculating monthly distributions to Noteholders, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the RMBS Master Servicer or a Subservicer out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or by the RMBS Master Servicer from the Repurchase Price, to the extent permitted by Section 3.07.

         (d) No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a Security Instrument other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. When, at the time of origination of a Mortgage Loan or at any subsequent time, the Mortgaged Property is located in a federally designated special flood hazard area, the RMBS Master Servicer shall use its best reasonable efforts to cause with respect to the related Mortgage Loans and each REO Property flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained. Such flood insurance shall cover the related Mortgaged Property, including all items taken into account in arriving at the Appraised Value on which the related Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Stated Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program). Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,000 or 1% of the applicable amount of coverage, whichever is less.

         (e) If insurance has not been maintained complying with Subsections 3.11 (a) and (d) and there shall have been a loss which would have been covered by such insurance had it been maintained, the RMBS Master Servicer shall pay, or cause the related Subservicer to pay, for any necessary repairs.

         (f) The RMBS Master Servicer shall present, or cause the related Subservicer to present, claims under any applicable Primary Insurance Policy or the related hazard insurance or flood insurance policy.

         (g) The RMBS Master Servicer shall obtain and maintain at its own expense and for the duration of this Servicing Agreement and shall cause each Subservicer to obtain and maintain a blanket fidelity bond and an errors and omissions insurance policy covering such Person's officers, employees and other persons acting on its behalf in connection with its activities under this Servicing Agreement or the related Subservicing Agreement. The amount of coverage shall be at least equal to the coverage maintained by the RMBS Master Servicer acceptable to Fannie Mae or Freddie Mac to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. The RMBS Master Servicer shall promptly notify the Indenture Trustee of any material change in the terms of such bond or policy. The RMBS Master Servicer shall provide annually to the Indenture Trustee a certificate of insurance that each such bond and policy are in effect. If any such bond or policy ceases to be in effect, the RMBS Master Servicer shall, to the extent possible, give the Indenture Trustee ten days' notice prior to any such cessation and the RMBS Master Servicer shall use its reasonable best efforts to obtain a comparable replacement bond or policy, as the case may be. Any amounts relating to the Mortgage Loans collected under each such bond or policy shall be deposited initially in a Collection Account for transmittal to the Payment Account, subject to withdrawal pursuant to Section 3.07.

         Section 3.12 Due-on-Sale Clauses; Assumption Agreements. (a) In any case in which the RMBS Master Servicer is notified by any Mortgagor or Subservicer that a Mortgaged Property relating to a Mortgage Loan has been or is about to be conveyed by the Mortgagor, the RMBS Master Servicer shall enforce, or shall instruct such Subservicer to enforce, any due-on-sale clause contained in the related Security Instrument to the extent permitted under the terms of the related Mortgage Note and by applicable law. The RMBS Master Servicer or the related Subservicer may repurchase a Mortgage Loan at the Repurchase Price when the RMBS Master Servicer requires acceleration of the Mortgage Loan, but only if the RMBS Master Servicer is satisfied, as evidenced by an Officer's Certificate delivered to the Indenture Trustee, that either (i) such Mortgage Loan is in default or default is reasonably foreseeable or (ii) if such Mortgage Loan is not in default or default is not reasonably foreseeable, such repurchase will have no adverse tax consequences for the Trust Estate or any Securityholder. If the RMBS Master Servicer reasonably believes that such due- on-sale clause cannot be enforced under applicable law or if the Mortgage Loan does not contain a due-on-sale clause, the RMBS Master Servicer is authorized, and may authorize any Subservicer, to consent to a conveyance subject to the lien of the Mortgage, and to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and unless prohibited by applicable state law, such Mortgagor remains liable thereon, on condition, however, that the related Mortgage Loan shall continue to be covered by a hazard policy and (if so covered before the RMBS Master Servicer or the related Subservicer enters into such agreement) by any

Primary Insurance Policy. In connection with any such assumption, no material term of the related Mortgage Note may be changed. The RMBS Master Servicer shall forward to the Custodian the original copy of such assumption agreement, which copy shall be added by the Custodian to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. A portion, equal to up to 2% of the Stated Principal Balance of the related Mortgage Loan, of any fee or additional interest collected by the RMBS Master Servicer or the related Subservicer for consenting in any such conveyance or entering into any such assumption agreement may be retained by the related Subservicer as additional servicing compensation.

         (b) Notwithstanding the foregoing paragraph or any other provision of this Servicing Agreement, the RMBS Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a Mortgage Loan which the RMBS Master Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy.

         Section 3.13 Realization Upon Defaulted Mortgage Loans. (a) The RMBS Master Servicer shall, or shall direct the related Subservicer to, foreclose upon or otherwise comparably convert the ownership of properties securing any Mortgage Loans that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.06, except that the RMBS Master Servicer shall not, and shall not direct the related Subservicer to, foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste or other environmental hazards thereon unless the RMBS Master Servicer follows the procedures in Subsection (e) below.

         (b) The RMBS Master Servicer shall foreclose or shall direct the related Subservicer to foreclose on any Mortgaged Property in the name of the Trustee for the benefit of the Noteholders.

         (c) In connection with such foreclosure or other conversion, the RMBS Master Servicer in conjunction with the related Subservicer, if any, shall use its best reasonable efforts to preserve REO Property and to realize upon defaulted Mortgage Loans in such manner (including short sales) as to maximize the receipt of principal and interest by the Noteholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in Subsection 3.13(d). The foregoing is subject to the proviso that the RMBS Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Noteholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Collection Account pursuant to Section 3.07) or through Insurance Proceeds (respecting which it shall have similar priority). The RMBS Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation). Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this Servicing Agreement to be Insurance Proceeds.

         (d) The Trust Estate shall not acquire any real property (or any personal property incident to such real property) except in connection with a default or reasonably foreseeable default of a Mortgage Loan. In the event that the Trust Estate acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the RMBS Master Servicer (or its agent) on behalf of the Trust Estate within two years after its acquisition by the Trust Estate.

         (e) With respect to any Mortgage Loan as to which the RMBS Master Servicer or a Subservicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the RMBS Master Servicer shall promptly notify the Indenture Trustee and the Owner Trustee and shall act in accordance with any directions and instructions provided by the Indenture Trustee, as pledgee of the Issuer. If the Indenture Trustee, as applicable, has not provided directions and instructions to the RMBS Master Servicer in connection with any such Mortgage Loan within 30 days of a request by the RMBS Master Servicer for such directions and instructions, then the RMBS Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Estate (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage. The parties hereto acknowledge that the RMBS Master Servicer shall not obtain on behalf of the Issuer a deed as a result or in lieu of foreclosure, and shall not otherwise acquire possession of or title to, or commence any proceedings to acquire possession of or title to, or take any other action with respect to, any Mortgaged Property, if the Owner Trustee or the Indenture Trustee could reasonably be considered to be a responsible party for any liability arising from the presence of any toxic or hazardous substance on the Mortgaged Property, unless the Owner Trustee or the Indenture Trustee has been indemnified to its reasonable satisfaction against such liability.

         Section 3.14 Indenture Trustee to Cooperate; Release of Mortgage Files.
(a) Upon payment in full of any Mortgage Loan or the receipt by the RMBS Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the RMBS Master Servicer will immediately notify the Custodian by a certification signed by a Servicing Officer in the form of the request for release (the "Request for Release") attached hereto as Exhibit B (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Payment Account have been so deposited) and shall request delivery to the RMBS Master Servicer or Subservicer, as the case may be, of the related Mortgage File. Upon receipt of such certification and request, the Custodian shall release the related Mortgage File to the RMBS Master Servicer or Subservicer and execute and deliver to the RMBS Master Servicer, without recourse, the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Security Instrument (furnished by the RMBS Master Servicer), together with the Mortgage Note with written evidence of cancellation thereon. In connection with the satisfaction of any MOM Loan, the RMBS Master Servicer is authorized to cause the removal from the registration on the MERS(R) System of such Mortgage.

         (b) From time to time as is appropriate, for the servicing or foreclosure of any Mortgage Loan or collection under an insurance policy, the RMBS Master Servicer may deliver to the Custodian a Request for Release signed by a Servicing Officer on behalf of the RMBS Master Servicer in substantially the form attached as Exhibit B hereto. Upon receipt of the Request for Release, the Custodian, on behalf of the Indenture Trustee shall deliver the Mortgage File or any document therein to the RMBS Master Servicer or Subservicer, as the case may be, as bailee for the Indenture Trustee.

         (c) The RMBS Master Servicer shall cause each Mortgage File or any document therein released pursuant to Subsection 3.14(b) to be returned to the Custodian as custodian for the Indenture Trustee, when the need therefor no longer exists, and in any event within 21 days of the RMBS Master Servicer's receipt thereof, unless the Mortgage Loan has become a Liquidated Mortgage Loan and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings. Prior to return of a Mortgage File or any document to the Custodian, the RMBS Master Servicer, the related insurer or Subservicer to whom such file or document was delivered shall retain such file or document in its respective control as bailee for the Indenture Trustee unless the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non- judicially, and the RMBS Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. If a Mortgage Loan becomes a Liquidated Mortgage Loan, the RMBS Master Servicer shall deliver the Request for Release with respect thereto to the Custodian and, upon deposit of the related Liquidation Proceeds in the Collection Account, the Custodian, on behalf of the Indenture Trustee, shall deliver the related Mortgage File or any document therein to the RMBS Master Servicer or Subservicer, as applicable.

         (d) The Indenture Trustee shall execute and deliver to the RMBS Master Servicer any court pleadings, requests for trustee's sale or other documents prepared for and delivered to the Indenture Trustee for execution necessary to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity. Together with such documents or pleadings the RMBS Master Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer in which it requests the Indenture Trustee to execute the pleadings or documents. The Indenture Trustee and any officer, director, employee or agent of the Indenture Trustee may rely in good faith on any such document submitted by the RMBS Master Servicer. The certificate shall certify and explain the reasons for which the pleadings or documents are required. It shall further certify that the Indenture Trustee's execution and delivery of the pleadings or documents will not invalidate any insurance coverage under the insurance policies or invalidate or otherwise affect the lien of the Security Instrument, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.15 Master Servicing Compensation. (a) As compensation for its activities hereunder, the RMBS Master Servicer shall be entitled to receive the RMBS Master Servicing Fee from full payments of accrued interest on each Mortgage Loan or as otherwise provided in Section 3.07. The RMBS Master Servicer shall be solely responsible for paying any and all fees with respect to a Subservicer and the Trust Estate shall not bear any fees, expenses or other costs directly associated with any Subservicer.

         (b) The RMBS Master Servicer or the related Subservicer may retain additional servicing compensation in the form of prepayment charges, if any, a portion of the assumption fees up to 2% of the Stated Principal Balance of the related Mortgage Loan, tax service fees, fees for statement of account or payoff, late payment charges, or otherwise, to the extent such fees are collected from the related Mortgagors or, with respect to a Liquidated Mortgage Loan, to the extent such fees have accrued. The RMBS Master Servicer shall be required to pay all expenses it incurs in connection with servicing activities under this Servicing Agreement and shall not be entitled in connection with servicing activities under this Servicing Agreement to reimbursement except as provided in this Servicing Agreement. Expenses to be paid by the RMBS Master Servicer under this Subsection 3.15(b) shall include payment of the expenses of the accountants retained pursuant to Section 3.17.

         Section 3.16 Annual Statements of Compliance. No later than March 15 of each year, commencing in March 2005, the RMBS Master Servicer at its own expense shall deliver to the Indenture Trustee, with a copy to the Rating Agencies, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the RMBS Master Servicer during the preceding calendar year and of performance under this Servicing Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the RMBS Master Servicer has fulfilled all its obligations under this Servicing Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the RMBS Master Servicer to remedy such default; (iii) a review of the activities of each Subservicer during the Subservicer's most recently ended calendar year on or prior to December 31 of the preceding year and its performance under its Subservicing Agreement has been made under such officer's supervision; and (iv) to the best of the Servicing Officer's knowledge, based on his review and the certification of an officer of the Subservicer (unless the Servicing Officer has reason to believe that reliance on such certification is not justified), either each Subservicer has performed and fulfilled its duties, responsibilities and obligations under this Servicing Agreement and its Subservicing Agreement in all material respects throughout the year, or, if there has been a default in performance or fulfillment of any such duties, responsibilities or obligations, specifying the nature and status of each such default known to the Servicing Officer. Copies of such statements shall be provided by the RMBS Master Servicer to the Noteholders upon request or by the Indenture Trustee at the expense of the RMBS Master Servicer should the RMBS Master Servicer fail to provide such copies.

         Section 3.17 Annual Independent Public Accountants' Servicing Report.
(a) No later than March 15 of each year, commencing in March 2005, the RMBS Master Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants and which is Deloitte & Touche LLP (or a successor thereof) to furnish a statement to the RMBS Master Servicer, which will be provided to the Indenture Trustee and the Rating Agencies, to the effect that, in connection with the firm's examination of the RMBS Master Servicer's financial statements as of the end of the preceding calendar year, nothing came to their attention that indicated that the RMBS Master Servicer was not in compliance with this Agreement, including Sections 3.06, 3.07 and 3.08 except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

         (b) No later than March 15 of each year, commencing in March 2005, the RMBS Master Servicer, at its expense, shall or shall cause each Subservicer to cause a nationally recognized firm of independent certified public accountants to furnish to the RMBS Master Servicer or such Subservicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the RMBS Master Servicer or such Subservicer which includes an assertion that the RMBS Master Servicer or such Subservicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to residential mortgage loans) identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America with respect to the servicing of first lien conventional single family mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the RMBS Master Servicer shall or shall cause each Subservicer to furnish a copy of such report to the Indenture Trustee and the Rating Agencies. Any annual independent public accountants' report furnished pursuant to this Section 3.17 shall be in such form as shall permit such report to be filed with the Securities and Exchange Commission as part of the Issuer's annual report on Form 10-K filed pursuant to the Securities Exchange Act of 1934, as amended, and no such annual independent public accountant's report shall contain any language restricting, limiting or prohibiting such use of such report.

         Section 3.18 Optional Purchase of Defaulted Mortgage Loans. The RMBS Master Servicer may, on behalf of the Issuer, but is not obligated to, repurchase from the Issuer any Mortgage Loan delinquent in payment for a period of 90 days or longer (a "90-Day Delinquent Mortgage Loan") for a price equal to the Repurchase Price. Any such 90-Day Delinquent Mortgage Loan shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the Calendar Quarter following the Calendar Quarter in which such Mortgage Loan became a 90- Day Delinquent Mortgage Loan, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. Any such purchase shall be accomplished as provided in Subsection 2.03 hereof. Notwithstanding the foregoing, the Indenture Trustee, whether acting as Indenture Trustee or in the capacity of successor RMBS Master Servicer, shall have no obligation hereunder or under any other Basic Document to repurchase any Mortgage Loan.

         Section 3.19 Information Required by the Internal Revenue Service Generally and Reports of Foreclosures and Abandonments of Mortgaged Property. The RMBS Master Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the RMBS Master Servicer or a Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 2004, the RMBS Master Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the RMBS Master Servicer or such Subservicer
(i) acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or
(ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the RMBS Master Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J, Section 6050H (reports relating to mortgage interest received) and
Section 6050P of the Code (reports relating to cancellation of indebtedness).

                                   ARTICLE IV

                              Servicing Certificate

         Section 4.01 Remittance Reports. On or prior to each Determination Date, the RMBS Master Servicer shall deliver to the Indenture Trustee a report, prepared as of the close of business on the Determination Date (the "Remittance Report"), in the form of a disk or such other electronic method as to which the RMBS Master Servicer and Indenture Trustee shall agree and containing the information set forth on Exhibit D. The Remittance Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is reasonably available to the RMBS Master Servicer and that is required by the Indenture Trustee for purposes of making the calculations and providing the reports referred to in the Indenture, as set forth in written specifications or guidelines issued by the Indenture Trustee from time to time.

         In addition, prior to each Payment Date, the RMBS Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officer's Certificate delivered to the Indenture Trustee with the related Remittance Report.

         The determination by the RMBS Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Owner Trustee and Indenture Trustee shall be protected in relying upon the same without any independent check or verification. The Indenture Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the RMBS Master Servicer.

         Section 4.02  Reserved.

         Section 4.03  Reserved.

         Section 4.04 Advances. If any Monthly Payment on a Mortgage Loan that was due on the immediately preceding Due Date or due during the related Due Period and delinquent on a Determination Date is delinquent other than as a result of application of the Relief Act, the RMBS Master Servicer will deposit in the Collection Account not later than the related RMBS Master Servicer Remittance Date an amount equal to such Monthly Payment net of the related RMBS Master Servicing Fee for such Mortgage Loan, except to the extent the RMBS Master Servicer or the related Subservicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on any Mortgage Loan. Subject to the foregoing and in the absence of such a determination, the RMBS Master Servicer shall continue to make such advances through the date that the related Mortgaged Property or REO Property has, in the judgment of the RMBS Master Servicer, been completely liquidated. No later than the fourth Business Day preceding each Payment Date, the RMBS Master Servicer shall present an Officer's Certificate to the Indenture Trustee with respect to the Mortgage Loans, (i) stating that the RMBS Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance. The RMBS Master Servicer will include in the

Remittance Report a list of each Mortgage Loan for which it does not make a Monthly Advance in accordance with this Section.

         Such Monthly Advances may be made in whole or in part from funds in the Collection Account being held for future distribution or withdrawal on or in connection with Payment Dates in subsequent months. Any funds being held for future distribution to Securityholders and so used shall be replaced by the RMBS Master Servicer from its own funds by deposit in the Collection Account on or before the fourth Business Day preceding any Payment Date to the extent that funds in the Collection Account with respect to such Payment Date shall be less than payments to Securityholders required to be made on such date.

         Section 4.05 Compensating Interest Payments. The RMBS Master Servicer shall deposit in the Collection Account not later than the RMBS Master Servicer Remittance Date an amount equal to the Compensating Interest for the related Determination Date. The RMBS Master Servicer shall not be entitled to any reimbursement of any Compensating Interest payment.

         Section 4.06 Exchange Act Reporting. (a) The Indenture Trustee and the RMBS Master Servicer shall reasonably cooperate with the Issuer and the Depositor in connection with the Trust's satisfying the reporting requirements under the Exchange Act. The Indenture Trustee shall prepare on behalf of the Trust any Forms 8-K, or other comparable Form containing the same or comparable information or other information mutually agreed upon, (other than the initial report on Form 8-K) and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Commission thereunder, and the Depositor shall sign (or shall cause another entity acceptable to the Commission to sign) and the Indenture Trustee shall file (via the Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor or Issuer (or such other entity). The Depositor and the Issuer hereby grant to the Indenture Trustee a limited power of attorney to execute any Form 8-K and file each such document on behalf of the Depositor and the Issuer. Such power of attorney shall continue until the earlier of (i) receipt by the Indenture Trustee from the Depositor and the Issuer of written termination of such power of attorney and (ii) the termination of the Trust. Notwithstanding anything herein or in the Indenture to the contrary, the Depositor, and not the Indenture Trustee, shall be responsible for executing each Form 10-K filed on behalf of the Trust.

         (b) The Depositor shall prepare and file or cause to be prepared and filed the initial current report on Form 8-K for the Issuer. Each Form 8-K thereafter shall be filed by the Indenture Trustee within 15 days after each Distribution Date, with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. If expressly instructed in writing by the Depositor, the Indenture Trustee shall, in accordance with industry standards, prepare and deliver to the Depositor for execution a Form 15 Suspension Notice with respect to the Issuer. Prior to (unless and until a Form 15 Suspension Notice shall have been filed) March 30th of each year (or such earlier date as may be required or permitted by the Exchange Act and the Rules and Regulations of the Commission), the Indenture Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Commission staff's interpretations. The Indenture Trustee shall prepare the Form 10-K and provide the Depositor with the Form 10-K no later than March 25th of each year. The Depositor shall execute such Form 10-K upon its receipt and shall provide the original of such executed Form 10-K to the Indenture Trustee no later than March 27th of each year. Such Form 10-K shall include as exhibits the RMBS Master Servicer's annual statement of compliance described under Section 3.16 and the accountant's report described under Section 3.17, in each case to the extent they have been timely delivered to the Indenture Trustee. If they are not so timely delivered, the Indenture Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Indenture Trustee. The Indenture Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Indenture Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct. The Form 10-K shall also include a certification in the form attached hereto as Exhibit C-1 (the "Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission, which shall be signed by the senior officer of the RMBS Master Servicer in charge of securitization.

         (c) In addition, the Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit C-2) for the benefit of the RMBS Master Servicer and its officers, directors and Affiliates regarding certain aspects of items 1 through 3 of the Certification (provided, however, that the Indenture Trustee shall not undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K).

         (d) In addition, (i) the Indenture Trustee shall indemnify and hold harmless the Issuer and the Depositor and their officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a failure of the Indenture Trustee to deliver the certification referred to in clause (c) above, and (ii) the RMBS Master Servicer shall indemnify and hold harmless the Issuer, the Depositor and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the RMBS Master Servicer's obligations under this Section 4.06 or the RMBS Master Servicer's negligence, bad faith or willful misconduct in connection therewith.

         (e) Notwithstanding any other provision of the Basic Documents, the provisions of this Section 4.06 may be amended by the RMBS Master Servicer, the Issuer and the Indenture Trustee without the consent of the Securityholders.

                                    ARTICLE V

                            The RMBS Master Servicer

         Section 5.01 Liability of the RMBS Master Servicer. The RMBS Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the RMBS Master Servicer herein.

         Section 5.02 Merger or Consolidation of or Assumption of the Obligations of the RMBS Master Servicer. Any corporation into which the RMBS Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the RMBS Master Servicer shall be a party, or any corporation succeeding to the business of the RMBS Master Servicer, shall be the successor of the RMBS Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the RMBS Master Servicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

         The RMBS Master Servicer may assign its rights and delegate its duties and obligations under this Servicing Agreement; provided, that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Indenture Trustee (as pledgee of the Mortgage Loans) and the Company (in its sole discretion), is willing to service the Mortgage Loans and executes and delivers to the Indenture Trustee and the Company an agreement, in form and substance reasonably satisfactory to the Indenture Trustee and the Company, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the RMBS Master Servicer under this Servicing Agreement; provided, further, that each Rating Agency's rating of the applicable Notes in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency) or considered to be below investment grade.

         Section 5.03 Limitation on Liability of the RMBS Master Servicer and Others. Neither the RMBS Master Servicer nor any of the directors or officers or employees or agents of the RMBS Master Servicer shall be under any liability to the Company, the Issuer, the Owner Trustee, the Indenture Trustee or the Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, provided, however, that this provision shall not protect the RMBS Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The RMBS Master Servicer and any director or officer or employee or agent of the RMBS Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The RMBS Master Servicer and any director or officer or employee or agent of the RMBS Master Servicer shall be indemnified by the Company and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing Agreement or the Notes, including any amount paid to the Owner Trustee or the Indenture Trustee pursuant to Section 5.06(b), other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Servicing Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The RMBS Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the RMBS Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Company, and the RMBS Master Servicer shall be entitled to be reimbursed therefor. The RMBS Master Servicer's right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the RMBS Master Servicer pursuant to Sections 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

         Section 5.04 RMBS Master Servicer Not to Resign. Subject to the provisions of Section 5.02, the RMBS Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law (any such determination permitting the resignation of the RMBS Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee) or (ii) upon satisfaction of the following conditions: (a) the RMBS Master Servicer has proposed a successor servicer to the Company and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Company and the Indenture Trustee; and and (b) each Rating Agency shall have delivered a letter (obtained by and at the expense of the RMBS Master Servicer) to the Company and the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as RMBS Master Servicer hereunder will not result in the reduction, qualification or withdrawal of the then current rating of the Notes; provided, however, that no such resignation by the RMBS Master Servicer shall become effective until such successor servicer shall have assumed the RMBS Master Servicer's responsibilities and obligations hereunder or another successor RMBS Master Servicer has been appointed in accordance with
Section 6.02 and has accepted such appointment. Any such resignation shall not relieve the RMBS Master Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the RMBS Master Servicer. The RMBS Master Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Noteholder for any amounts paid by the RMBS Master Servicer pursuant to any provision of this Servicing Agreement.

         Section 5.05 Delegation of Duties. In the ordinary course of business, the RMBS Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the RMBS Master Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the RMBS Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04.

         Section 5.06 Indemnification. (a) The RMBS Master Servicer agrees to indemnify the Indenture Trustee and the Owner Trustee for, and to hold the Indenture Trustee and the Owner Trustee, as the case may be, harmless against, any claim, tax, penalty, loss, liability or expense of any kind whatsoever, incurred without negligence (gross negligence in the case of the Owner Trustee) or willful misconduct on its part, arising out of, or in connection with, the failure by the RMBS Master Servicer to perform its duties in compliance with this Servicing Agreement, including the costs and expenses (including reasonable legal fees and expenses) of defending against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document, provided that:

                  (i) with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the RMBS Master Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof, it being understood that failure to give such notice shall not relieve the RMBS Master Servicer of its indemnification obligations hereunder;

                  (ii) while maintaining control over its own defense, the Company, the Indenture Trustee or Owner Trustee, as the case may be, shall cooperate and consult fully with the RMBS Master Servicer in preparing such defense; and

                  (iii) notwithstanding anything in this Servicing Agreement to the contrary, the RMBS Master Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the RMBS Master Servicer, which consent shall not be unreasonably withheld.

         (b) The RMBS Master Servicer agrees to indemnify the Owner Trustee for, and to hold the Owner Trustee, harmless against, any claim, tax, penalty, loss, liability or expense of any kind whatsoever, in connection with the Owner Trustee's duties under any of the Basic Documents, except to the extent that such claim, tax, penalty, loss liability or expense is (i) caused by the Owner Trustee's own willful misconduct, gross negligence or bad faith or grossly negligent failure to act or (ii) incurred as a result of the inaccuracy of any representation or warranty contained in Section 6.03 of the Trust Agreement expressly made by the Owner Trustee.

         (c) No termination of this Servicing Agreement or the resignation or removal of the Owner Trustee or the Indenture Trustee shall affect the obligations created by this Section 5.06 of the RMBS Master Servicer to indemnify the Indenture Trustee and the Owner Trustee under the conditions and to the extent set forth herein. This section shall survive the termination of this Servicing Agreement and the resignation or removal of the RMBS Master Servicer. Any amounts to be paid by the RMBS Master Servicer pursuant to this Subsection may not be paid from the Trust Estate.

         Section 5.07 Duties of the RMBS Master Servicer With Respect to the Indenture. (a) The RMBS Master Servicer shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Indenture (references are to sections of the Indenture):

                  (i) causing the preparation of the Notes (for execution by the Owner Trustee) upon their initial issuance and causing the preparation of an Issuer Request (for execution by the Owner Trustee) for delivery to the Indenture Trustee regarding the authentication of the Notes (Section 2.02);

                  (ii) causing the preparation of an Issuer Request and Officer's Certificate (and executing the same on behalf of the Issuer) and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral (Section 8.05);

                  (iii) causing the preparation of Issuer Requests (and executing the same on behalf of the Issuer) and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures;

                  (iv) causing the preparation and obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Sections 8.05 and 10.01);

                  (v) the delivery of notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture and under the Trust Agreement (Sections 3.24 and 5.01);

                  (vi) the annual delivery of Opinions of Counsel, in accordance with Section 3.07 of the Indenture, as to the Trust Estate, and the annual delivery and execution of the Officers' Certificate (Section 3.10);

                  (vii) causing the preparation and execution of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto with respect to any request by the Issuer to the Indenture Trustee to take any action under the Indenture (Sections 4.10 and 10.01);

                  (viii) obtaining and preserving the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Mortgage Loans and each other instrument and agreement included in the Trust Estate (Section 3.04).

         (b) In addition to the duties of the RMBS Master Servicer set forth above, the RMBS Master Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Owner Trustee or the Indenture Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Basic Documents. In accordance with the directions of the Owner Trustee or Indenture Trustee, the RMBS Master Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee or the Indenture Trustee and are reasonably within the capability of the RMBS Master Servicer.

                                   ARTICLE VI

                                     Default

         Section 6.01 Servicing Default. If any one of the following events (each, a "Servicing Default") shall occur and be continuing:

                  (i) Any failure by the RMBS Master Servicer to deposit in the Collection Account or Payment Account any deposit required to be made under the terms of this Servicing Agreement, including any Monthly Advances and Compensating Interest (other than Servicing Advances), which continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure shall have been given to the RMBS Master Servicer by the Company, the Issuer or the Indenture Trustee; or

                  (ii) Failure on the part of the RMBS Master Servicer duly to observe or perform in any material respect any representation or warranty of the RMBS Master Servicer or any other covenants or agreements of the RMBS Master Servicer (including the making of Servicing Advances) set forth in this Servicing Agreement, which failure, in each case, materially and adversely affects the interests of Noteholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the RMBS Master Servicer by the Company, the Issuer or the Indenture Trustee; or

                  (iii) The entry against the RMBS Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (iv) The RMBS Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the RMBS Master Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the RMBS Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the RMBS Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, and in every such case, so long as a Servicing Default shall not have been remedied by the RMBS Master Servicer, either the Issuer or the holders of at least 51% of the aggregate Note Principal Balance of each Class of Notes may, subject to the direction of the Indenture Trustee as pledgee of the Mortgage Loans, by notice then given to the RMBS Master Servicer, terminate all of the rights and obligations of the RMBS Master Servicer as servicer under this Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the Mortgage Loans hereunder during any period prior to the date of such termination and the Issuer, subject to the direction of the Indenture Trustee as pledgee of the Mortgage Loans may exercise any and all other remedies available at law or equity. Any such notice to the RMBS Master Servicer shall also be given to each Rating Agency, the Company and the Issuer. On or after the receipt by the RMBS Master Servicer of such written notice, all authority and power of the RMBS Master Servicer under this Servicing Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee, pursuant to and under this Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the RMBS Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. Notwithstanding the foregoing, the parties hereto and the Securityholders by their acceptance of any Security, acknowledge and agree that there will be a period of transition before the actual servicing functions can be fully transferred to the Indenture Trustee, as successor RMBS Master Servicer, or to a successor RMBS Master Servicer appointed by the Indenture Trustee pursuant to the provisions hereof, provided, that the Indenture Trustee shall use its reasonable best efforts to succeed to the actual servicing functions or find a successor RMBS Master Servicer as soon as possible but no later than 90 days after such termination. The RMBS Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the RMBS Master Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee or the successor RMBS Master Servicer for administration by it of (i) the property and amounts which are then or should be part of the Trust Estate or which thereafter become part of the Trust Estate;
(ii) originals or copies of all documents of the RMBS Master Servicer reasonably requested by the Indenture Trustee to enable it to assume the RMBS Master Servicer's duties thereunder and under the Subservicing Agreements; (iii) the rights and obligations of the RMBS Master Servicer under the Subservicing Agreements with respect to the Mortgage Loans; (iv) all cash amounts which shall at the time be deposited by the RMBS Master Servicer or should have been deposited to the Collection Account, the related Servicing Accounts or the Payment Account or thereafter be received with respect to the Mortgage Loans; and (v) all costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee or any successor RMBS Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee or successor RMBS Master Servicer to service the Mortgage Loans properly and effectively. All reasonable costs and expenses (including, but not limited to, attorneys' fees and disbursements) incurred by the Indenture Trustee or a successor RMBS Master Servicer in connection with its succession as RMBS Master Servicer, including amending this Servicing Agreement to reflect such succession as RMBS Master Servicer pursuant to this Section 6.01 shall be paid by the predecessor RMBS Master Servicer (or if the predecessor RMBS Master Servicer is the Indenture Trustee, the initial RMBS Master Servicer) upon presentation of reasonable documentation of such costs and expenses, and if not so paid by the predecessor RMBS Master Servicer, shall be reimbursed by the Issuer pursuant to
Section 6.07 of the Indenture.

         Notwithstanding any termination of the activities of the RMBS Master Servicer hereunder, the RMBS Master Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan which was due prior to the notice terminating the RMBS Master Servicer's rights and obligations hereunder and received after such notice, that portion to which the RMBS Master Servicer would have been entitled pursuant to Sections 3.07 and 3.15 as well as its RMBS Master Servicing Fee in respect thereof, and any other amounts payable to the RMBS Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         The RMBS Master Servicer shall immediately notify the Indenture Trustee and the Owner Trustee in writing of any Servicing Default.

         Section 6.02 Indenture Trustee to Act; Appointment of Successor. (a) Within 90 days of the time the RMBS Master Servicer sends a notice pursuant to clause (i) of Section 5.04, the Indenture Trustee on behalf of the Noteholders, or other successor appointed in accordance with this Section 6.02, shall be the successor in all respects to the RMBS Master Servicer in its capacity as RMBS Master Servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the RMBS Master Servicer by the terms and provisions hereof, including but not limited to the provisions of Article V. Nothing in this Servicing Agreement shall be construed to permit or require the Indenture Trustee or any other successor RMBS Master Servicer to (i) succeed to the responsibilities, duties and liabilities of the initial RMBS Master Servicer in its capacity as the Seller under the Mortgage Loan Purchase Agreement, (ii) be responsible or accountable for any act or omission of the predecessor RMBS Master Servicer, (iii) require or obligate the Indenture Trustee, in its capacity as successor RMBS Master Servicer, to purchase, repurchase or substitute any Mortgage Loan, (iv) fund any losses on any Eligible Investment directed by any other RMBS Master Servicer, or (v) be responsible for the representations and warranties of the RMBS Master Servicer, except as provided herein; provided, however, that the Indenture Trustee, as successor RMBS Master Servicer, shall be required to make any Monthly Advances to the extent that the RMBS Master Servicer failed to make such Monthly Advances, to the extent such Monthly Advance is not determined by the Indenture Trustee to be a Nonrecoverable Advance. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the RMBS Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor RMBS Master Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee on behalf of the Noteholders may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan servicer having a net worth of not less than $10,000,000 as the successor to the RMBS Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the RMBS Master Servicer hereunder; provided that the appointment of any such successor RMBS Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies (as evidenced by a letter to such effect delivered by the Rating Agencies). Pending appointment of a successor to the RMBS Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting or is unwilling to act as such, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the RMBS Master Servicer would otherwise have received pursuant to Section 3.15 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor RMBS Master Servicer shall not affect any liability of the predecessor RMBS Master Servicer which may have arisen under this Servicing Agreement prior to its termination as RMBS Master Servicer (including, without limitation, the obligation to purchase Mortgage Loans pursuant to Section 3.01, to pay any deductible under an insurance policy pursuant to Section 3.11 or to indemnify the Indenture Trustee pursuant to
Section 5.06), nor shall any successor RMBS Master Servicer be liable for any acts or omissions of the predecessor RMBS Master Servicer or for any breach by such RMBS Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee, the Custodian and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

         In connection with the termination or resignation of the RMBS Master Servicer hereunder, either (i) the successor RMBS Master Servicer, including the Indenture Trustee if the Indenture Trustee is acting as successor RMBS Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor RMBS Master Servicer shall cooperate with the successor RMBS Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor RMBS Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor RMBS Master Servicer shall cooperate with the successor RMBS Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor RMBS Master Servicer. The predecessor RMBS Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor RMBS Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this Section 6.02. To the extent these fees and costs are not paid by the RMBS Master Servicer and are incurred by any successor RMBS Master Servicer, such fees and costs will be reimbursable to the successor RMBS Master Servicer by the Trust. The successor RMBS Master Servicer shall cause such assignment to be delivered to the Indenture Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         (b) Any successor, including the Indenture Trustee on behalf of the Noteholders, to the RMBS Master Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of the Securityholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as RMBS Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the RMBS Master Servicer is so required pursuant to Section 3.11(g).

         (c) Any successor RMBS Master Servicer, including the Indenture Trustee on behalf of the Noteholders, shall not be deemed to be in default or to have breached its duties hereunder if the predecessor RMBS Master Servicer shall fail to deliver any required deposit to the Collection Account or a Servicing Account or otherwise cooperate with any required servicing transfer or succession hereunder.

         (d) Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any servicing fee or any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor RMBS Master Servicer to act as a successor RMBS Master Servicer under this Servicing Agreement and the transactions set forth or provided for herein.

         Section 6.03 Notification to Noteholders. Upon any termination or appointment of a successor to the RMBS Master Servicer pursuant to this Article VI or Section 5.04, the Indenture Trustee shall give prompt written notice thereof to the Noteholders, the Owner Trustee, the Company, the Issuer and the Rating Agencies.

         Section 6.04 Waiver of Defaults. The Indenture Trustee shall transmit by mail to all Noteholders, within 10 days after the occurrence of any Servicing Default known to the Indenture Trustee, unless such Servicing Default shall have been cured, notice of each such Servicing Default hereunder known to a Responsible Officer of the Indenture Trustee. The holders of at least 51% of the aggregate Note Principal Balance of each Class of the Notes may waive any default by the RMBS Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Notes. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Servicing Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The RMBS Master Servicer shall give notice of any such waiver to the Rating Agencies.

                                   ARTICLE VII

                            Miscellaneous Provisions

         Section 7.01 Amendment. This Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading, qualification or withdrawal of the rating then assigned to the Notes and the consent of the Indenture Trustee.

         Section 7.02 GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.03 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if when delivered to:

         (a)      in the case of the RMBS Master Servicer:    American Home Mortgage Servicing,
                                                              Inc.
                                                              7142 Columbia Gateway Drive
                                                              Columbia , Maryland 21046

         (b)      in the case of Rating Agencies:             Standard & Poor's, a division of The
                                                              McGraw-Hill Companies, Inc.
                                                              55 Water Street - 41st Floor
                                                              New York, New York 10041
                                                              Attention: Asset Backed Surveillance Group

                                                              Moody's Investors Service, Inc.
                                                              99 Church Street
                                                              New York, New York 10007
                                                              Attention:

         (c)      in the case of the Owner Trustee,
                  the Corporate Trust Office:                 Wilmington Trust Company
                                                              Rodney Square North
                                                              1100 North Market Street
                                                              Wilmington, Delaware 19890
                                                              Attention: Corporate Trust Administration

         (d)      in the case of the Issuer, to
                  American Home Mortgage
                  Investment Trust 2004-4:                    c/o American Home Mortgage Securities LLC
                                                              520 Broadhollow Road

                                                      Melville, New York 11747
                                                      Attention: General Counsel

         (e)      in the case of the Indenture Trustee: its Corporate Trust
Office

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to the Rating Agencies shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to the Rating Agencies.

         Section 7.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Notes or the rights of the Noteholders thereof.

         Section 7.05 Third-Party Beneficiaries. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Issuer, the Owner Trustee, the Depositor and any of its officers and directors, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right to exercise all rights of the Issuer under this Agreement. The Depositor and its officers and directors (in their corporate or individual capacity) shall have the right to bring an action against any party hereto as it relates to a failure of such party to comply with its obligations under Section
4.06 of this Servicing Agreement.

         Section 7.06 Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 7.07 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 7.08 Termination. The respective obligations and responsibilities of the RMBS Master Servicer and the Issuer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to
Section 4.10 thereof.

         Section 7.09 No Petition. The RMBS Master Servicer, by entering into this Servicing Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the satisfaction and discharge of the Indenture by one year.

         Section 7.10 No Recourse. The RMBS Master Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Servicing Agreement.

         Section 7.11 The parties to this Servicing Agreement each hereby irrevocably submits to the non exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Notes, this Indenture or the transactions contemplated hereby, and all such parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court and hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.
EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SERVICING AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the RMBS Master Servicer, the Issuer and the Indenture Trustee have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.


                                          AMERICAN HOME MORTGAGE SERVICING, INC.
                                          as RMBS Master Servicer


                                          By:___________________________________
                                          Name:
                                          Title:


                                          AMERICAN HOME MORTGAGE INVESTMENT
                                          TRUST 2004-4,
                                          as Issuer

                                          WILMINGTON TRUST COMPANY,
                                          not in its individual capacity,
                                          but solely as Owner Trustee


                                          By:___________________________________
                                          Name:
                                          Title:


                                          THE BANK OF NEW YORK,
                                          not in its individual capacity,
                                          but solely as Indenture Trustee


                                          By:___________________________________
                                          Name:
                                          Title:

                                          Acknowledged and agreed with respect
                                          to  Section 5.03 hereof:


                                          AMERICAN HOME MORTGAGE
                                          SECURITIES LLC.,
                                          as Depositor



                                          By:___________________________________
                                          Name:
                                          Title:

                                    EXHIBIT A
                           RMBS MORTGAGE LOAN SCHEDULE
                                (Filed Manually)

                                    EXHIBIT B
                           FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:      REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement ("Servicing Agreement") Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)          Mortgage Loan Prepaid in Full
                                                   Other
                                                   Mortgage Loan Repurchased

Please deliver the Mortgage File to_____________________________________________
________________________________________________________________________________

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been deposited in the Payment Account as provided in the Servicing Agreement."


_______________________
[Name of RMBS Master Servicer]
Authorized Signature
******************************************************************************
TO CUSTODIAN: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Servicing Agreement.

                             Enclosed Documents: [ ]   Promissory Note
                                                 [ ]   Primary Insurance Policy
                                                 [ ]   Mortgage or Deed of Trust
                                                 [ ]   Assignment(s) of Mortgage
                                                       or Deed of Trust
                                                 [ ]   Title Insurance Policy
_______________________                          [ ]   Other:
Name
_______________________
Title
_______________________
Date

                                   EXHIBIT C-1

        FORM OF CERTIFICATION TO BE PROVIDED BY THE RMBS MASTER SERVICER
                                 WITH FORM 10-K

                  Re: American Home Mortgage Investment Trust 2004-4 Mortgage-Backed Notes, Series 2004-4

                  I, [identify the certifying individual], certify that:

                  l. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of American Home Mortgage Securities LLC (the "Registrant");

                  2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

                  3. Based on my knowledge, the servicing information required to be provided to the Trustee by the RMBS Master Servicer under the Servicing Agreement is included in these reports;

                  4. I am responsible for reviewing the activities performed by the RMBS Master Servicer under the Servicing Agreement and based upon the review required under the Servicing Agreement, and except as disclosed in the report, the RMBS Master Servicer has fulfilled its obligations under the Servicing Agreement; and

                  5. I have disclosed to the Registrant's certified public accountants all significant deficiencies relating to the RMBS Master Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

                  Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated as of December 21, 2004, between American Home Mortgage Investment Trust 2004-4, as issuer, and The Bank of New York, as indenture trustee.


                                          AMERICAN HOME MORTGAGE SERVICING, INC.


                                          By:___________________________________
                                          Name:
                                          Title:
                                          Date:










                                      C-1-1

                                   EXHIBIT C-2

                           FORM OF CERTIFICATION TO BE
            PROVIDED TO RMBS MASTER SERVICER BY THE INDENTURE TRUSTEE


                  Re: American Home Mortgage Investment Trust 2004-4 (the "Trust" or the "Issuer") Mortgage-Backed Notes, Series 2004-4

                  The Bank of New York, as Indenture Trustee under the Indenture, dated December 21, 2004, between American Home Mortgage Investment Trust 2004-4, as issuer, and The Bank of New York, as indenture trustee (the "Indenture"), hereby certifies to [American Home Mortgage Servicing, Inc. (the "RMBS Master Servicer")][American Home Mortgage Securities LLC] and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification in connection with the certification that the Depositor is required to file on behalf of the Trust pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, that:

                  1. An officer in the corporate trust department of The Bank of New York who has responsibility for administration of the Indenture has reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Issuer relating to the above-referenced trust;

                  2. Assuming the accuracy and completeness of the information delivered to The Bank of New York by the RMBS Master Servicer as provided in the Servicing Agreement dated as of December 21, 2004, with respect to the Trust, and subject to paragraph 4 below, the information in these distribution reports prepared by the Indenture Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

                  3. Based solely on the information delivered to The Bank of New York by the RMBS Master Servicer as provided in the Servicing Agreement, the distribution information required to be provided by the Indenture Trustee under the Indenture is included in these distribution reports.

                  4. The Bank of New York is not certifying as to the accuracy, completeness or correctness of the information which it received from the RMBS Master Servicer and did not independently verify or confirm the accuracy, completeness or correctness of the information provided by the RMBS Master Servicer.

                                          THE BANK OF NEW YORK,
                                          as Indenture Trustee


                                          By:___________________________________
                                          Name:
                                          Title:
                                          Date:










                                      C-2-1

                                    EXHIBIT D

               FORM OF REMITTANCE REPORT FROM RMBS Master Servicer


============================  =================================================================  ===================================
         DATA                                      DESCRIPTION                                                 FORMAT
============================  =================================================================  ===================================
Loan Number                   A numeric identifier for each loan- no more than 10 digits.        Text: up to 10 characters
----------------------------  -----------------------------------------------------------------  -----------------------------------
Borrower Next Pay Due         The date that the borrower's next payment is due to the servicer.  Date: "MM/DD/YYYY"
Date
----------------------------  -----------------------------------------------------------------  -----------------------------------
Current Loan Rate             The current interest rate that the borrower is paying on the       Number: max length of 6 w/4
                              outstanding principal.                                             decimal places
----------------------------  -----------------------------------------------------------------  -----------------------------------
Actual Ending Principal       The borrower's outstanding principal balance due on the            Number: 2 decimal places, no
Balance                       mortgage loan at the end of the reporting period.                  commas (,) or dollar signs ($)
----------------------------  -----------------------------------------------------------------  -----------------------------------
Scheduled Ending              The outstanding principal amount (ending) due to be passed         Number: 2 decimal places, no
Principal Balance             through to the investors after the application of the current      commas (,) or dollar signs ($)
                              period principal amount, if applicable. Please
                              note that if a A/A or S/A deal structure - this
                              may be the Actual Ending Balance.
----------------------------  -----------------------------------------------------------------  -----------------------------------
Actual Beginning              The borrowers outstanding principal balance due on the             Number: 2 decimal places, no
Principal Balance             mortgage loans at the beginning of the reporting period.           commas (,) or dollar signs ($)
----------------------------  -----------------------------------------------------------------  -----------------------------------
Scheduled Beginning           The outstanding principal amount (beginning) due to be passed      Number: 2 decimal places, no
Principal Balance             through to the investors before the application of the current     commas (,) or dollar signs ($)
                              period principal amount, if applicable.
----------------------------  -----------------------------------------------------------------  -----------------------------------
Scheduled Pay Amount          Monthly scheduled P&I Payment: Scheduled principal and             Number: 2 decimal places, no
                              interest payment due to the servicer.                              commas (,) or dollar signs ($)
----------------------------  -----------------------------------------------------------------  -----------------------------------
Scheduled Principal Pay       The scheduled principal payment due to the Servicer. This          Number: 2 decimal places, no
Amount                        amount may also reflect actual principal collected if A/A or S/A   commas (,) or dollar signs ($)
                              deal structure.
----------------------------  -----------------------------------------------------------------  -----------------------------------
Curtailment Principal         All curtailments and principal adjustments including curtailment   Number: 2 decimal places, no
Amount                        interest.                                                          commas (,) or dollar signs ($)
----------------------------  -----------------------------------------------------------------  -----------------------------------
Curtailment Principal         Additional Unscheduled Principal Column                            Number: 2 decimal places, no
Amount 2                                                                                         commas (,) or dollar signs ($)
----------------------------  -----------------------------------------------------------------  -----------------------------------
Curtailment Principal         Additional Unscheduled Principal Column                            Number: 2 decimal places, no
Amount 3                                                                                         commas (,) or dollar signs ($)
----------------------------  -----------------------------------------------------------------  -----------------------------------
Reported Action Code          Industry standard delinquency codes used to determine the type     Action Key Code: 15 = Bankruptcy,
                              of loan.                                                           30 = Foreclosure, 70 = REO, 60 =
                                                                                                 PIF, and 65 = Repurchase
----------------------------  -----------------------------------------------------------------  -----------------------------------
Paid in Full Amount           Liquidation amount/proceeds.                                       Number: 2 decimal places, no
                                                                                                 commas (,) or dollar signs ($)
----------------------------  -----------------------------------------------------------------  -----------------------------------
Paid in Full Date             Liquidation date.                                                  Date: "MM/DD/YYYY"
----------------------------  -----------------------------------------------------------------  -----------------------------------
Scheduled Gross Interest      The borrower's scheduled interest payment due to the servicer.     Number: 2 decimal places, no
Amount                        This is inclusive of servicing fee.                                commas (,) or dollar signs ($)
----------------------------  -----------------------------------------------------------------  -----------------------------------
Loan Fee Amount               The servicer's monthly fee rate.                                   Number: 2 decimal places, no
                                                                                                 commas (,) or dollar signs ($)
----------------------------  -----------------------------------------------------------------  -----------------------------------

----------------------------  -----------------------------------------------------------------  -----------------------------------
Loan Fee Rate                 The servicer's annual fee rate.                                    Number: max length of 6 w/4
                                                                                                 decimal places
----------------------------  -----------------------------------------------------------------  -----------------------------------
Credit Loss Amount            The amount of loss due to credit.                                  Number: 2 decimal places, no
                                                                                                 commas (,) or dollar signs ($)
----------------------------  -----------------------------------------------------------------  -----------------------------------
Fraud Loss Amount             The amount of loss due to fraud.                                   Number: 2 decimal places, no
                                                                                                 commas (,) or dollar signs ($)
----------------------------  -----------------------------------------------------------------  -----------------------------------
Bankruptcy Loss               The amount of loss due to Bankruptcy.                              Number: 2 decimal places, no
Amount                                                                                           commas (,) or dollar signs ($)
----------------------------  -----------------------------------------------------------------  -----------------------------------
Special Hazard Loss           The amount of loss due to special hazard.                          Number: 2 decimal places, no
Amount                                                                                           commas (,) or dollar signs ($)
----------------------------  -----------------------------------------------------------------  -----------------------------------
Prepayment Penalty            The amount of prepayment penalty pledged to Trust on a             Number: 2 decimal places, no
Amount                        prepayment in full or large partial prepayment prior to end of     commas (,) or dollar signs ($)
                              prepayment period.
----------------------------  -----------------------------------------------------------------  -----------------------------------

Important file notes:
1.       File contains column headers
2.       Column headers do not contain spaces or periods
3.       Column headers are consistent monthly
4.       Order of columns is not important
5.       Data is in correct format as stated in the file layout

================================================================================


                           GMAC MORTGAGE CORPORATION,
                            as HELOC Master Servicer,


                      AMERICAN HOME MORTGAGE TRUST 2004-4,
                                    as Issuer

                     AMERICAN HOME MORTGAGE ACCEPTANCE, INC.
                                    as Seller


                                       and


                              THE BANK OF NEW YORK,
                              as Indenture Trustee




                      ------------------------------------

                               SERVICING AGREEMENT

                          Dated as of December 21, 2004

                      ------------------------------------


                              HELOC Mortgage Loans

                 American Home Mortgage Investment Trust 2004-4

                                TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----


ARTICLE I
Definitions..........................................................................................2
     Section 1.01  DEFINITIONS.......................................................................2
     Section 1.02  OTHER DEFINITIONAL PROVISIONS.....................................................2
     Section 1.03  INTEREST CALCULATIONS.............................................................2

ARTICLE II

     ................................................................................................4
     Section 2.01  REPRESENTATIONS AND WARRANTIES REGARDING
                   THE HELOC MASTER SERVICER.........................................................4
     Section 2.02  EXISTENCE.........................................................................5
     Section 2.03  ENFORCEMENT OF REPRESENTATIONS AND WARRANTIES.....................................5

ARTICLE III

Administration and Servicing of HELOC Mortgage Loans.................................................7
     Section 3.01  HELOC MASTER SERVICER TO ASSURE SERVICING.........................................7
     Section 3.02  SUBSERVICING AGREEMENTS BETWEEN HELOC MASTER
                   SERVICER AND SUBSERVICERS........................................................10
     Section 3.03  SUCCESSOR SUBSERVICERS...........................................................10
     Section 3.04  LIABILITY OF THE HELOC MASTER SERVICER...........................................11
     Section 3.05  ASSUMPTION OR TERMINATION OF SUBSERVICING
                   AGREEMENTS BY INDENTURE TRUSTEE..................................................11
     Section 3.06  COLLECTION OF MORTGAGE LOAN PAYMENTS.............................................12
     Section 3.07  WITHDRAWALS FROM THE COLLECTION ACCOUNT..........................................14
     Section 3.08  COLLECTION OF TAXES ASSESSMENTS AND SIMILAR ITEMS;
                   SERVICING  ACCOUNTS..............................................................16
     Section 3.09  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION
                   REGARDING THE HELOC MORTGAGE LOANS...............................................17
     Section 3.10  RESERVED.........................................................................17
     Section 3.11  MAINTENANCE OF HAZARD INSURANCE AND FIDELITY COVERAGE............................18
     Section 3.12  DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS.......................................20
     Section 3.13  REALIZATION UPON DEFAULTED HELOC MORTGAGE LOANS..................................20
     Section 3.14  INDENTURE TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES........................22
     Section 3.15  MASTER SERVICING COMPENSATION....................................................23
     Section 3.16  ANNUAL STATEMENTS OF COMPLIANCE..................................................23

     Section 3.17  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT..........................24
     Section 3.18  OPTIONAL PURCHASE OF DEFAULTED HELOC MORTGAGE LOANS..............................24
     Section 3.19  INFORMATION REQUIRED BY THE INTERNAL REVENUE SERVICE
                   GENERALLY AND REPORTS OF FORECLOSURES AND
                   ABANDONMENTS OF MORTGAGED PROPERTY...............................................25

ARTICLE IV

Servicing Certificate...............................................................................26
     Section 4.01  REMITTANCE REPORTS...............................................................26
     Section 4.02  RESERVED.........................................................................26
     Section 4.03  RESERVED.........................................................................26
     Section 4.04  RESERVED.........................................................................26
     Section 4.05  RESERVED.........................................................................27
     Section 4.06  EXCHANGE ACT REPORTING...........................................................27

ARTICLE V

The HELOC Master Servicer...........................................................................30
     Section 5.01  LIABILITY OF THE HELOC MASTER SERVICER...........................................30
     Section 5.02  MERGER OR CONSOLIDATION OF OR ASSUMPTION OF THE
                   OBLIGATIONS OF THE HELOC MASTER SERVICER.........................................30
     Section 5.03  LIMITATION ON LIABILITY OF THE HELOC MASTER SERVICER AND OTHERS..................30
     Section 5.04  HELOC MASTER SERVICER NOT TO RESIGN..............................................31
     Section 5.05  DELEGATION OF DUTIES.............................................................31
     Section 5.06 INDEMNIFICATION...................................................................32

ARTICLE VI

Default.............................................................................................35
     Section 6.01  SERVICING DEFAULT................................................................35
     Section 6.02  INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR...............................37
     Section 6.03  NOTIFICATION TO CLASS VII-A NOTEHOLDERS..........................................39
     Section 6.04  WAIVER OF DEFAULTS...............................................................39

ARTICLE VII

Miscellaneous Provisions............................................................................40
     Section 7.01  AMENDMENT........................................................................40
     Section 7.02  GOVERNING LAW....................................................................40
     Section 7.03  NOTICES..........................................................................40
     Section 7.04  SEVERABILITY OF PROVISIONS.......................................................41
     Section 7.05  THIRD-PARTY BENEFICIARIES........................................................41
     Section 7.06  COUNTERPARTS.....................................................................41
     Section 7.07  EFFECT OF HEADINGS AND TABLE OF CONTENTS.........................................41
     Section 7.08  TERMINATION......................................................................42
     Section 7.09  NO PETITION......................................................................42

     Section 7.10  NO RECOURSE......................................................................42


EXHIBIT A   -      HELOC MORTGAGE LOAN SCHEDULE....................................................A-1

EXHIBIT B   -      FORM OF REQUEST FOR RELEASE.....................................................B-1

EXHIBIT C-1 -      FORM OF CERTIFICATION TO BE PROVIDED BY
                   THE HELOC MASTER SERVICER WITH FORM 10-K........................................C-1

EXHIBIT C-2 -      FORM OF FORM CERTIFICATION TO BE PROVIDED BY
                   THE INDENTURE TRUSTEE WITH FORM 10-K............................................C-2

EXHIBIT D   -      FORM OF REMITTANCE REPORT FROM HELOC MASTER SERVICER............................D-1

                  This Servicing Agreement, dated as of December 21, 2004, among GMAC Mortgage Corporation, as HELOC Master Servicer (the "HELOC Master Servicer" ), American Home Mortgage Investment Trust 2004-4, as Issuer (the "Issuer") and The Bank of New York, as Indenture Trustee (the "Indenture Trustee").

                          W I T N E S S E T H T H A T :
                          -----------------------------

                  WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement and the related Group I, Group II, Group III, Group IV, Group V, Group VI and Group VII Subsequent Mortgage Loan Purchase Agreement, American Home Mortgage Securities LLC (the "Company" or the "Depositor") will acquire the Mortgage Loans and the related Group I, Group 2, Group III, Group IV, Group V, Group VI and Group VII Subsequent Mortgage Loans;

                  WHEREAS, the Company will create American Home Mortgage Investment Trust 2004-4, a Delaware statutory trust, and will transfer the Mortgage Loans and the related Subsequent Mortgage Loans and all of its rights under the Mortgage Loan Purchase Agreement and the related Group I, Group II, Group III, Group IV, Group V, Group VI and Group VII Subsequent Mortgage Loan Purchase Agreement to the Issuer;

                  WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of December 21, 2004 (the "Trust Agreement") among the Company, as depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and The Bank of New York, as certificate registrar and certificate paying agent, the Company will convey the Mortgage Loans to the Issuer in exchange for the Certificates (as defined below);

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Trust Certificates, 2004-4 (the "Certificates");

                  WHEREAS, pursuant to the terms of an Indenture dated as of December 21, 2004 (the "Indenture") between the Issuer and The Bank of New York (the "Indenture Trustee"), the Issuer will pledge the Mortgage Loans and issue and transfer to or at the direction of the Purchaser the Mortgage-Backed Notes, Series 2004-4, Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class III-A, Class IV-A, Class V-A, Class VI-A-1, Class VI-A-2, Class VII-A, Class M-1, Class M-2, Class M-3, Class VI-M-1, Class VI-M-2, Class VI-M-3, Class VI-B-1, VI-B-2, VI-B-3, Class VII-A and Class N Notes; and

                  WHEREAS, pursuant to the terms of this Servicing Agreement, the HELOC Master Servicer will service the HELOC Mortgage Loans set forth on the HELOC Mortgage Loan Schedule attached hereto as Exhibit A directly or through one or more Subservicers for the benefit of the holders of the Class VII-A Notes;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.01 DEFINITIONS. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02  OTHER DEFINITIONAL PROVISIONS.

         (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         Section 1.03 INTEREST CALCULATIONS. All calculations of interest hereunder that are made in respect of the Stated Principal Balance of a HELOC Mortgage Loan shall be made on the basis of a 365/366 day year and the actual number of days elapsed.

                                   ARTICLE II

                         Representations and Warranties

         Section 2.01 REPRESENTATIONS AND WARRANTIES REGARDING THE HELOC MASTER SERVICER. The HELOC Master Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans and the Class VII-A Noteholders, as of the Cut-off Date and the Closing Date, that:

                  (i) The HELOC Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has the corporate power to own its assets and to transact the business in which it is currently engaged. The HELOC Master Servicer is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the HELOC Master Servicer or the validity or enforceability of the HELOC Mortgage Loans;

                  (ii) The HELOC Master Servicer has the power and authority to make, execute, deliver and perform this Servicing Agreement and all of the transactions contemplated under this Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the HELOC Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (iii) The HELOC Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                  (iv) The execution and delivery of this Servicing Agreement and the performance of the transactions contemplated hereby by the HELOC Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the HELOC Master Servicer or any provision of the certificate of incorporation or bylaws of the HELOC Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the HELOC Master Servicer is a party or by which the HELOC Master Servicer may be bound;

                  (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the HELOC Master Servicer), or to the knowledge of the HELOC Master Servicer threatened, against the HELOC Master Servicer or any of its properties or with respect to this Servicing Agreement or the Class VII- A Notes or the Certificates which, to the knowledge of the HELOC Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement; and

                  (vi) The HELOC Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the HELOC Mortgage Loans that are registered with MERS.

         The foregoing representations and warranties shall survive any termination of the HELOC Master Servicer hereunder.

         Section 2.02 EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Servicing Agreement.

         Section 2.03 ENFORCEMENT OF REPRESENTATIONS AND WARRANTIES. The HELOC Master Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Mortgage Loans shall enforce the representations and warranties and related obligations for breaches thereof of the Seller pursuant to the Mortgage Loan Purchase Agreement or the Group VII Subsequent Mortgage Loan Purchase Agreement. Upon the discovery by the Seller, the HELOC Master Servicer, the Indenture Trustee or the Company of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreement or the Group VII Subsequent Mortgage Loan Purchase Agreement in respect of any HELOC Mortgage Loan which materially and adversely affects the interests of the Class VII-A Noteholders or the Certificateholders, the party discovering the same shall give prompt written notice to the other parties. The HELOC Master Servicer shall promptly notify the Seller and request that, pursuant to the terms of the Mortgage Loan Purchase Agreement or the Group VII Subsequent Mortgage Loan Purchase Agreement, the Seller either (i) cure such breach in all material respects or (ii) purchase such HELOC Mortgage Loan or such Subsequent Mortgage Loan, in each instance in accordance with the Mortgage Loan Purchase Agreement or the Group VII Subsequent Mortgage Loan Purchase Agreement; provided that the Seller shall, subject to the conditions set forth in the Mortgage Loan Purchase Agreement, have the option to substitute an Eligible Substitute Mortgage Loan or Eligible Substitute Mortgage Loans for such HELOC Mortgage Loan. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the HELOC Master Servicer and remitted by the HELOC Master Servicer to the Seller on the next succeeding Payment Date. For the month of substitution, distributions to the Payment Account pursuant to this Agreement will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The HELOC Master Servicer shall amend or cause to be amended the HELOC Mortgage Loan

Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the related Eligible Substitute Mortgage Loan and the HELOC Master Servicer shall promptly deliver the amended HELOC Mortgage Loan Schedule to the related Subservicer, Owner Trustee and Indenture Trustee.

         In connection with the substitution of one or more Eligible Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the HELOC Master Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate Stated Principal Balance of all such Eligible Substitute Mortgage Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Mortgage Loans (after application of the principal portion of the Monthly Payments due on such Deleted Mortgage Loans in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall pay the Substitution Adjustment Amount to the HELOC Master Servicer and the HELOC Master Servicer shall deposit such Substitution Adjustment Amount into the Collection Account upon receipt.

                                   ARTICLE III

              Administration and Servicing of HELOC Mortgage Loans

         Section 3.01 HELOC MASTER SERVICER TO ASSURE SERVICING. (a) The HELOC Master Servicer shall supervise, or take such actions as are necessary to ensure, the servicing and administration of the HELOC Mortgage Loans and any REO Property in accordance with this Servicing Agreement and its normal servicing practices, which generally shall conform to the standards of an institution prudently servicing home equity line of credit mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration. The HELOC Master Servicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities for the servicing and administration of the HELOC Mortgage Loans. The authority of the HELOC Master Servicer, in its capacity as master servicer, and any Subservicer acting on its behalf, shall include, without limitation, the power to (i) consult with and advise any Subservicer regarding administration of a related HELOC Mortgage Loan, (ii) approve any recommendation by a Subservicer to foreclose on a related HELOC Mortgage Loan, (iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured Person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related HELOC Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals and any other matter pertaining to a delinquent HELOC Mortgage Loan. The authority of the HELOC Master Servicer shall include, in addition, the power on behalf of the Class VII-A Noteholders, the Indenture Trustee or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfer of any related Mortgaged Property and assumptions of the related Mortgage Notes (in the manner provided in this Servicing Agreement) and
(iii) collect any Insurance Proceeds and Liquidation Proceeds. Without limiting the generality of the foregoing, the HELOC Master Servicer and any Subservicer acting on its behalf may, and is hereby authorized, and empowered by the Indenture Trustee, to execute and deliver, on behalf of itself, the Class VII-A Noteholders, the Indenture Trustee or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related HELOC Mortgage Loans, the insurance policies and the accounts related thereto, and the Mortgaged Properties. The HELOC Master Servicer may exercise this power in its own name or in the name of a Subservicer.

         Notwithstanding the foregoing or anything else to the contrary in this Servicing Agreement, for so long as a Servicing Default or Servicer Termination Event is not in effect as provided in the related Subservicing Agreement and American Home Mortgage Servicing, Inc. is the Subservicer, the responsibilities of the HELOC Master Servicer shall be limited to review of the reports provided by this Subservicer in connection with the creation of the Remittance Reports required of the HELOC Master Servicer pursuant to Section 4.01 of this Servicing Agreement.

         In accordance with the standards of the preceding paragraph, the HELOC Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.08, and further as provided in Section 3.07; provided that the HELOC Master Servicer shall not be obligated to make such advance if, in its good faith judgment, the HELOC Master Servicer determines that such advance will be a Nonrecoverable Advance.

         The relationship of the HELOC Master Servicer (and of any successor to the HELOC Master Servicer under this Agreement) to the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent; provided, however, that the HELOC Master Servicer is authorized and empowered by the Indenture Trustee, on behalf of the Class VII-A Noteholders and the Indenture Trustee, in its own name or in the name of any Subservicer, when the HELOC Master Servicer or such Subservicer, as the case may be, believes it is appropriate in its best judgment to register any HELOC Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any HELOC Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Indenture Trustee and the Class VII-A Noteholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the HELOC Master Servicer in accordance with Section 3.15, with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any HELOC Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Indenture Trustee, then any related expenses shall be reimbursable to the HELOC Master Servicer from the Trust Estate.

         (b) With respect to each HELOC Mortgage Loan, consistent with the terms of this Servicing Agreement, the HELOC Master Servicer or the related Subservicer, as the case may be, may consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property; provided,

                  (i) the Combined Loan-to-Value Ratio, which may be based on a new appraisal, of the related HELOC Mortgage Loan immediately following the modification is not greater than the Combined Loan-to-Value Ratio of such HELOC Mortgage Loan as of the date such HELOC Mortgage Loan was originated; or

                  (ii) in the case of any such action that would result in an increase in the Combined Loan-to-Value Ratio over the Combined Loan-to-Value Ratio as of the date such HELOC Mortgage Loan was originated, the aggregate number of HELOC Mortgage Loans with respect to which a new senior lien is consented to by the HELOC Master Servicer does not exceed 5% of the number of HELOC Mortgage Loans as of the Cut-off Date or 30% of the aggregate Stated Principal Balance of the HELOC Mortgage Loans as of such date, and the Combined Loan-to-Value Ratio after giving effect to the modification does not exceed 100%.

         (c) The HELOC Master Servicer or the related Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of full release or discharge, or any other document contemplated by this Servicing Agreement and other comparable instruments with respect to the HELOC Mortgage Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the Issuer and the Indenture Trustee each shall promptly execute any such documents on request of the HELOC Master Servicer and prepared by it) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related HELOC Mortgage Loan, that the security for, and the timely and full collectability of, such HELOC Mortgage Loan would not be adversely affected thereby. An assumption pursuant to this Section 3.01 is permitted solely if the creditworthiness of the prospective purchaser of a Mortgaged Property meets the same or better underwriting guidelines as those which were applied to the original borrower and the security for such HELOC Mortgage Loan is not impaired by the assumption. Any fee collected by the HELOC Master Servicer or the related Subservicer for processing such request will be retained by the HELOC Master Servicer or such Subservicer as additional servicing compensation.

         (d) Notwithstanding the provisions of Subsection 3.01(a), the HELOC Master Servicer shall not take any action inconsistent with the interests of the Indenture Trustee or the Class VII-A Noteholders or with the rights and interests of the Indenture Trustee or the Class VII-A Noteholders under this Servicing Agreement.

         (e) The Indenture Trustee shall execute and return to the HELOC Master Servicer any limited powers of attorney and other documents in form as provided to the Indenture Trustee necessary or appropriate to enable the HELOC Master Servicer to service and administer the related HELOC Mortgage Loans and REO Property.

         (f) With respect to each HELOC Mortgage Loan, the HELOC Master Servicer or the related Subservicer may also, without approval from the Rating Agencies or the Insurer, increase the Credit Limit on a HELOC Mortgage Loan if such increase is consistent with the HELOC Master Servicer's or related Subservicer's underwriting policies and a new Appraised Value is obtained and the Combined Loan-to-Value Ratio of the HELOC Mortgage Loan after giving effect to the increase is less than or equal to the Combined Loan-to-Value Ratio of the HELOC Mortgage Loan as of the Cut-off Date.

         (g) With respect to each HELOC Mortgage Loan, the HELOC Master Servicer or the related Subservicer may increase the Credit Limits on up to 10% of the number of HELOC Mortgage Loans as of the Cut-off Date if the increase in the Credit Limit of any single HELOC Mortgage Loan does not cause the Combined Loan-to-Value Ratio of such HELOC Mortgage Loan to exceed 100%.

         (h) With respect to each HELOC Mortgage Loan, the HELOC Master Servicer or the related Subservicer, without prior approval from the Rating Agencies or the Insurer, may solicit Mortgagors for a reduction in Margins on up to 10% of the number of HELOC Mortgage Loans as of the Cut-off Date, provided that the cumulative impact of any such Margin reductions shall not result in the reduction of the weighted average Margin of the HELOC Mortgage Loans as of the Cut-off Date by more than 25 basis points taking into account any prior reductions.

In no event shall the HELOC Master Servicer or the related Subservicer modify the maturity of any HELOC Mortgage Loan to a maturity that is later than the Final Scheduled Payment Date. The HELOC Master Servicer shall not solicit mortgagors with respect to the related HELOC Mortgage Loans.

         Section 3.02 SUBSERVICING AGREEMENTS BETWEEN HELOC MASTER SERVICER AND SUBSERVICERS. (a) The HELOC Master Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the HELOC Mortgage Loans and for the performance of any and all other activities of the HELOC Master Servicer hereunder. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans comparable to the HELOC Mortgage Loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the related Subservicing Agreement, and in either case shall be a Freddie Mac or Fannie Mae approved mortgage servicer. Any Subservicing Agreement entered into by the HELOC Master Servicer shall include the provision that such Agreement may only be terminated with cause and without the payment of any termination fee by any successor HELOC Master Servicer (including, without limitation, the Indenture Trustee as successor HELOC Master Servicer) under this Servicing Agreement. In addition, each Subservicing Agreement shall provide for servicing of the HELOC Mortgage Loans consistent with the terms of this Servicing Agreement. The HELOC Master Servicer and the Subservicers may enter into Subservicing Agreements and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements providing for, among other things, the delegation by the HELOC Master Servicer to a Subservicer of additional duties regarding the administration of the HELOC Mortgage Loans; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Servicing Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Class VII-A Noteholders, without the consent of the Holders of Notes representing not less than a majority of the aggregate Note Principal Balance of the Class VII-A Notes.

         (b) As part of its servicing activities hereunder, the HELOC Master Servicer, for the benefit of the Indenture Trustee, the Insurer and the Class VII-A Noteholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the HELOC Master Servicer, in its good faith business judgment, would require were it the owner of the related HELOC Mortgage Loans. The HELOC Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

         Section 3.03 SUCCESSOR SUBSERVICERS. The HELOC Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement subject to the terms of Section 3.02(a) of this Servicing Agreement; provided, however, that upon termination, the HELOC Master Servicer shall either act as servicer of the related Mortgage Loan or enter into an appropriate contract with a successor Subservicer and in conformance with the terms of Section 3.02(a) of this Servicing Agreement pursuant to which such successor Subservicer will be bound by all relevant terms of the related Subservicing Agreement and this Servicing Agreement pertaining to the servicing of such HELOC Mortgage Loan.

         Section 3.04 LIABILITY OF THE HELOC MASTER SERVICER. (a) Notwithstanding any Subservicing Agreement, any of the provisions of this Servicing Agreement relating to agreements or arrangements between the HELOC Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the HELOC Master Servicer shall under all circumstances remain obligated and primarily liable to the Indenture Trustee, the Class VII-A Noteholders, the Insurer and the Certificateholders for the servicing and administering of the HELOC Mortgage Loans and any REO Property in accordance with this Servicing Agreement. The obligations and liability of the HELOC Master Servicer shall not be diminished by virtue of Subservicing Agreements or by virtue of indemnification of the HELOC Master Servicer by any Subservicer, or any other Person. The obligations and liability of the HELOC Master Servicer shall remain of the same nature and under the same terms and conditions as if the HELOC Master Servicer alone were servicing and administering the related HELOC Mortgage Loans. The HELOC Master Servicer shall, however, be entitled to enter into indemnification agreements with any Subservicer or other Person and nothing in this Servicing Agreement shall be deemed to limit or modify such indemnification. For the purposes of this Servicing Agreement, the HELOC Master Servicer shall be deemed to have received any payment on a HELOC Mortgage Loan on the date the Subservicer received such payment; PROVIDED, HOWEVER, that this sentence shall not apply to the Indenture Trustee as the successor HELOC Master Servicer; PROVIDED, FURTHER, however, that the foregoing provision shall not affect the obligation of the HELOC Master Servicer if it is also the Indenture Trustee to advance amounts which are not Nonrecoverable Advances.

         Any Subservicing Agreement that may be entered into and any transactions or services relating to the HELOC Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the HELOC Master Servicer alone, and the Indenture Trustee and the Class VII-A Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.05.

         Section 3.05 ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY INDENTURE TRUSTEE. (a) If the Indenture Trustee or a successor HELOC Master Servicer shall assume the servicing obligations of the HELOC Master Servicer in accordance with Section 6.02 below, the Indenture Trustee, to the extent necessary to permit the Indenture Trustee to carry out the provisions of Section
6.02 with respect to the HELOC Mortgage Loans, shall succeed to all of the rights and obligations of the HELOC Master Servicer under each of the Subservicing Agreements. In such event, the Indenture Trustee or its designee as the successor master servicer shall be deemed to have assumed all of the HELOC Master Servicer's rights and obligations therein and to have replaced the HELOC

Master Servicer as a party to such Subservicing Agreements to the same extent as if such Subservicing Agreements had been assigned to the Indenture Trustee or its designee as a successor master servicer, except that the Indenture Trustee or its designee as a successor master servicer shall not be deemed to have assumed any obligations or liabilities of the HELOC Master Servicer arising prior to such assumption and the HELOC Master Servicer shall not thereby be relieved of any liability or obligations under such Subservicing Agreements arising prior to such assumption. Nothing in the foregoing shall be deemed to entitle the Indenture Trustee or its designee as a successor master servicer at any time to receive any portion of the servicing compensation provided under
Section 3.15 except for such portion as the HELOC Master Servicer would be entitled to receive.

         (b) In the event that the Indenture Trustee or a successor HELOC Master Servicer assumes the servicing obligations of the HELOC Master Servicer under Section 6.02, upon the reasonable request of the Indenture Trustee or such successor HELOC Master Servicer, the HELOC Master Servicer shall at its own expense (or the expense of the Trust, if the HELOC Master Servicer fails to do so) deliver to the Indenture Trustee, or to such successor HELOC Master Servicer, photocopies of all documents, files and records, electronic or otherwise, relating to the Subservicing Agreements and the related HELOC Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements, or responsibilities hereunder to the Indenture Trustee, or to such successor HELOC Master Servicer.

         Section 3.06 COLLECTION OF MORTGAGE LOAN PAYMENTS. (a) The HELOC Master Servicer will coordinate and monitor remittances by Subservicers to it with respect to the HELOC Mortgage Loans in accordance with this Servicing Agreement.

         (b) The HELOC Master Servicer shall make its best reasonable efforts to collect or cause to be collected all payments required under the terms and provisions of the HELOC Mortgage Loans and shall follow, and use its best reasonable efforts to cause Subservicers to follow, collection procedures comparable to the collection procedures of prudent mortgage lenders servicing home equity line of credit mortgage loans for their own account to the extent such procedures shall be consistent with this Servicing Agreement. Consistent with the foregoing, the HELOC Master Servicer or the related Subservicer may in its discretion (i) waive or permit to be waived any late payment charge, prepayment charge, assumption fee, or any penalty interest in connection with the prepayment of a Mortgage Loan and (ii) arrange or permit an arrangement with a Mortgagor for the payment of interest due and unpaid; provided, however, that the HELOC Master Servicer or the related Subservicer may permit the foregoing only if it believes, in good faith, that recoveries of Monthly Payments will be maximized; provided further, however, that Monthly Payments may not be suspended during the twelve months prior to the final maturity of the Class VII-A Notes.

         (c) Within five Business Days after the HELOC Master Servicer has determined that all amounts which it expects to recover from or on account of a HELOC Mortgage Loan have been recovered and that no further Liquidation Proceeds or Recoveries will be received in connection therewith, the HELOC Master Servicer shall cause the related Subservicer to provide to the HELOC Master Servicer a certificate of a Servicing Officer that such HELOC Mortgage Loan became a Liquidated Mortgage Loan or a Charged-Off HELOC Mortgage Loan as of the date of such determination. The HELOC Master Servicer shall provide to the Indenture Trustee a monthly summary of each HELOC Mortgage Loan that became a Liquidated Mortgage Loan or a Charged- Off HELOC Mortgage Loan.

         (d) The HELOC Master Servicer shall establish a segregated account in the name of the Indenture Trustee for the benefit of the Class VII-A Noteholders and the Transferor (the "Collection Account"), which shall be an Eligible Account, in which the HELOC Master Servicer shall deposit or cause to be deposited any amounts representing payments on and any collections in respect of the HELOC Mortgage Loans due subsequent to the Cut-off Date (other than in respect of the payments referred to in the following paragraph) within 48 hours following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

                  (i) all payments of principal, including Principal Prepayments, of or interest on the HELOC Mortgage Loans (including advances by a Subservicer) received by the HELOC Master Servicer directly from Mortgagors or from the respective Subservicer;

                  (ii) the aggregate Repurchase Price of the HELOC Mortgage Loans purchased by the Seller pursuant to Section 3.18;

                  (iii)    Net Liquidation Proceeds;

                  (iv)     all proceeds of any HELOC Mortgage Loans repurchased

         by the Seller and the amount of any Transferor Deposit Amount paid by the Seller during the related Due Period pursuant to the Mortgage Loan Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement;

                  (v) Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property;

                  (vi)     [Reserved];

                  (vii)    Released Mortgaged Property Proceeds;

                  (viii)   Net Recoveries; and

                  (ix) any other amounts received by the HELOC Master Servicer, including any fees or penalties not retained by a Subservicer, required to be deposited in the Collection Account pursuant to this Servicing Agreement.

PROVIDED, HOWEVER, that with respect to each Due Period, the HELOC Master Servicer shall be permitted to retain from payments in respect of interest on the HELOC Mortgage Loans, the HELOC Master Servicing Fee for such Due Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the HELOC Master Servicer need not deposit in the Collection Account fees (including annual fees or assumption fees) or late charge and prepayment penalties which fees, late charges and assumption fees shall each be retained by the Subservicer, payable by Mortgagors, each as further described in Section 3.15, or amounts received by the Subservicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items, which amounts shall be deposited in the related Servicing Account pursuant to Section 3.08. In the event any amount not required to be deposited in the Collection Account is so deposited, the HELOC Master Servicer may at any time (prior to being terminated under this Agreement) withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The HELOC Master Servicer shall keep records that accurately reflect the funds on deposit in the Collection Account that have been identified by it as being attributable to the HELOC Mortgage Loans and shall hold all collections in the Collection Account for the benefit of the Owner Trustee, the Indenture Trustee and the Class VII-A Noteholders, as their interests may appear. The HELOC Master Servicer shall remit all Foreclosure Profits to the Collection Account, to the extent not payable to the related Subservicer.

         Funds in the Collection Account may not be invested with, and shall not be commingled with, the HELOC Master Servicer's own funds or general assets or with funds respecting payments on mortgage loans or with any other funds not related to the Class VII-A Notes. Funds in the Collection Account shall be invested solely in Eligible Investments, designated in the name of the Indenture Trustee for the benefit of the Class VII-A Noteholders, which shall mature not later than the Business Day next preceding the HELOC Master Servicer Remittance Date next following the date of such investment and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the HELOC Master Servicer or the related Subservicer. The amount of any losses incurred with respect to any such investments shall be deposited in the Collection Account by the HELOC Master Servicer.

         (e) The HELOC Master Servicer will require each Subservicer to hold all funds constituting collections on the HELOC Mortgage Loans, pending remittance thereof to the HELOC Master Servicer, in one or more accounts meeting the requirements of an Eligible Account, and invested in Eligible Investments, and in the name of the Indenture Trustee for the benefit of the Class VII-A Noteholders. The related Subservicer shall segregate and hold all funds collected and received pursuant to each HELOC Mortgage Loan separate and apart from any of its own funds and general assets and any other funds.

         Section 3.07 WITHDRAWALS FROM THE COLLECTION ACCOUNT. (a) The HELOC Master Servicer shall, from time to time as provided herein, make withdrawals from the Collection Account of amounts on deposit therein pursuant to Section
3.06 that are attributable to the HELOC Mortgage Loans for the following purposes (without duplication):

                  (i) to deposit in the Payment Account, by the HELOC Master Servicer Remittance Date, the Available Funds required to be distributed as provided in the Indenture on a Payment Date;

                  (ii) to the extent deposited to the Collection Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Sections 3.10 or 3.11, or Liquidation Expenses, paid pursuant to Section 3.13 or otherwise reimbursable pursuant to the terms of this Servicing Agreement, such withdrawal right being limited to amounts received on the related HELOC Mortgage Loans (other than any Repurchase Price in respect thereto) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds or related Recoveries;

                  (iii) to pay to itself out of each payment received on account of interest on a HELOC Mortgage Loan as contemplated by Section 3.15, an amount equal to the related HELOC Master Servicing Fee (to the extent not retained pursuant to Section 3.06);

                  (iv) to pay to itself or the Seller, with respect to any HELOC Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, the HELOC Master Servicer or other entity, all amounts received thereon and not required to be distributed to Class VII-A Noteholders as of the date on which the related Purchase Price or Repurchase Price is determined;

                  (v)      [Reserved];

                  (vi) to reimburse the HELOC Master Servicer or any Subservicer from Insurance Proceeds, Liquidation Proceeds or Recoveries relating to a particular HELOC Mortgage Loan for amounts expended by the HELOC Master Servicer or such Subservicer pursuant to Section 3.13 in good faith in connection with the restoration of the related Mortgaged Property which was damaged by the Uninsured Cause or in connection with the liquidation of such HELOC Mortgage Loan;

                  (vii) to pay the HELOC Master Servicer or any Subservicer (payment to any Subservicer to be subject to prior payment to the HELOC Master Servicer of an amount equal to the HELOC Master Servicing Fee), as appropriate, from Liquidation Proceeds, Insurance Proceeds or Recoveries received in connection with the liquidation of any HELOC Mortgage Loan, the amount which it or such Subservicer would have been entitled to receive under subclause (iii) of this Subsection 3.07(a) as servicing compensation on account of each defaulted Monthly Payment on such HELOC Mortgage Loan if paid in a timely manner by the related Mortgagor, but only to the extent that the aggregate of Liquidation Proceeds, Insurance Proceeds and Recoveries with respect to such HELOC Mortgage Loan, after any reimbursement to the HELOC Master Servicer or any Subservicer, pursuant to other subclauses of this Subsection 3.07(a), exceeds the outstanding Stated Principal Balance of such HELOC Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Rate less the HELOC Master Servicing Fee Rate to but not including the date of payment (in any event, the aggregate amount of servicing compensation received by a Subservicer and the HELOC Master Servicer with respect to any defaulted Monthly Payment shall not exceed the applicable HELOC Master Servicing Fee);

                  (viii) to reimburse the HELOC Master Servicer or any Subservicer for any Nonrecoverable Advance previously made, and not otherwise reimbursed pursuant to this Subsection 3.07(a);

                  (ix) to withdraw any other amount deposited in the Collection Account that was not required to be deposited therein pursuant to Section 3.06;

                  (x) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (xi) to reimburse the HELOC Master Servicer for costs incurred by it associated with the environmental report specified in
         Section 3.13(e);

                  (xii) to pay to the Seller, on behalf of the Depositor, to the extent that principal collections exceed Draws, the outstanding principal balance of each Additional Balance purchased by the Depositor from the Seller pursuant to the Mortgage Loan Purchase Agreement; and

                  (xiii) to clear and terminate the Collection Account following a termination of the Trust pursuant to Section 8.01 of the Trust Agreement.

In connection with withdrawals pursuant to clauses (ii), (iii), (iv), (vi) and
(vii), the HELOC Master Servicer's entitlement thereto is limited to collections or other recoveries on the related HELOC Mortgage Loan, and the HELOC Master Servicer shall keep and maintain separate accounting, on a HELOC Mortgage Loan by HELOC Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses. Notwithstanding any other provision of this Servicing Agreement, the HELOC Master Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section 3.13 or otherwise reimbursable expenses incurred pursuant to the terms of this Servicing Agreement, but only to the extent of collections or other recoveries on the related HELOC Mortgage Loan.

         (b) Notwithstanding the provisions of this Section 3.07, the HELOC Master Servicer shall allow the Subservicers to deduct from amounts received by them or from the related account maintained by a Subservicer, prior to deposit in the Collection Account, any portion to which such Subservicers are entitled hereunder as servicing compensation (including income on Eligible Investments) or reimbursement of any reimbursable Servicing Advances made by such Subservicers.

         (c) The HELOC Master Servicer shall pay to the Indenture Trustee interest on any payments to the Payment Account which were due on a HELOC Master Servicer Remittance Date but were made after the related HELOC Master Servicer Remittance Date at a rate equal to the federal funds rate from the date due to the date paid, both inclusive. This interest shall be solely an obligation of the HELOC Master Servicer and shall not be recoverable by the Indenture Trustee from the Trust or from any other source.

         Section 3.08 COLLECTION OF TAXES ASSESSMENTS AND SIMILAR ITEMS; SERVICING ACCOUNTS.

         The HELOC Master Servicer and any Subservicers shall not be required to maintain records relating to the payment of taxes, or deposit or retain any collections from the Mortgagors for the payment of taxes, assessments, insurance premiums, or comparable items, with respect to the HELOC Mortgage Loans.

         Section 3.09 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE HELOC MORTGAGE LOANS. The HELOC Master Servicer shall provide, and shall cause any Subservicer to provide, to the Indenture Trustee, the Insurer and the Owner Trustee access to the documentation regarding the related HELOC Mortgage Loans and REO Property and to the Class VII-A Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC access to the documentation regarding the related HELOC Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the HELOC Master Servicer or the Subservicers that are designated by these entities; PROVIDED, HOWEVER, that, unless otherwise required by law, the HELOC Master Servicer or the Subservicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; PROVIDED, FURTHER, HOWEVER, that the Indenture Trustee, the Insurer and the Owner Trustee shall coordinate their requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the HELOC Master Servicer or any Subservicer. The HELOC Master Servicer and the Subservicers shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

         Section 3.10  RESERVED.

         Section 3.11 MAINTENANCE OF HAZARD INSURANCE AND FIDELITY COVERAGE. (a) The HELOC Master Servicer shall maintain and keep, or cause each Subservicer to maintain and keep, with respect to each Mortgage Loan and REO Property, in full force and effect hazard insurance (fire insurance with extended coverage) equal to the lesser of (i) the maximum insurable value of the improvements securing such HELOC Mortgage Loan from time to time, (ii) the combined principal balance owing on such HELOC Mortgage Loan and any mortgage loan senior to such HELOC Mortgage Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis, and containing a standard mortgagee clause, PROVIDED, HOWEVER, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Unless applicable state law requires a higher deductible, the deductible on such hazard insurance policy may be no more than $1,000 or 1% of the applicable amount of coverage, whichever is less. In the case of a condominium unit or a unit in a planned unit development, the required hazard insurance shall take the form of a multi- peril policy covering the entire condominium project or planned unit development, in an amount equal to at least 100% of the insurable value based on replacement cost.

         (b) Any amounts collected by the HELOC Master Servicer or a Subservicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgaged Property or amounts released to the Mortgagor in accordance with the HELOC Master Servicer's or a Subservicer's normal servicing procedures, the Mortgage Note or applicable law) shall be deposited initially in a Collection Account, for transmittal to the Payment Account, subject to withdrawal pursuant to Section 3.07.

         (c) Any cost incurred by a HELOC Master Servicer or a Subservicer in maintaining any such hazard insurance policy shall not be added to the amount owing under the HELOC Mortgage Loan for the purpose of calculating monthly distributions to the Class VII-A Noteholders, notwithstanding that the terms of the HELOC Mortgage Loan so permit. Such costs shall be recoverable by the HELOC Master Servicer or a Subservicer out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or by the HELOC Master Servicer from the Repurchase Price, to the extent permitted by Section 3.07.

         (d) No earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance.

         (e)      If insurance has not been maintained complying with Subsection
3.11 (a) and there shall have been a loss which would have been covered by such insurance had it been maintained, the HELOC Master Servicer shall pay, or cause the related Subservicer to pay, for any necessary repairs.

         (f) The HELOC Master Servicer shall present, or cause the related Subservicer to present, claims under the related hazard insurance.

         (g) The HELOC Master Servicer shall obtain and maintain at its own expense and for the duration of this Servicing Agreement and shall cause each Subservicer to obtain and maintain a blanket fidelity bond and an errors and omissions insurance policy covering such Person's officers, employees and other persons acting on its behalf in connection with its activities under this Servicing Agreement or the related Subservicing Agreement. The amount of coverage shall be at least equal to the coverage maintained by the HELOC Master Servicer acceptable to Fannie Mae or Freddie Mac to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. The HELOC Master Servicer shall promptly notify the Indenture Trustee of any material change in the terms of such bond or policy. The HELOC Master Servicer shall provide annually to the Indenture Trustee a certificate of insurance that each such bond and policy are in effect. If any such bond or policy ceases to be in effect, the HELOC Master Servicer shall, to the extent possible, give the Indenture Trustee ten days' notice prior to any such cessation and the HELOC Master Servicer shall use its reasonable best efforts to obtain a comparable replacement bond or policy, as the case may be. Any amounts relating to the HELOC Mortgage Loans collected under each such bond or policy shall be deposited initially in a Collection Account for transmittal to the Payment Account, subject to withdrawal pursuant to Section 3.07.

         Section 3.12 DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. (a) In any case in which the HELOC Master Servicer is notified by any Mortgagor or Subservicer that a Mortgaged Property relating to a HELOC Mortgage Loan has been or is about to be conveyed by the Mortgagor, the HELOC Master Servicer shall enforce, or shall instruct such Subservicer to enforce, any due-on-sale clause contained in the related Mortgage to the extent permitted under the terms of the related Mortgage Note and by applicable law. If the HELOC Master Servicer reasonably believes that such due-on-sale clause cannot be enforced under applicable law or if the HELOC Mortgage Loan does not contain a due-on-sale clause, the HELOC Master Servicer is authorized, and may authorize any Subservicer, to consent to a conveyance subject to the lien of the Mortgage, and to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related HELOC Mortgage Note and unless prohibited by applicable state law, such Mortgagor remains liable thereon, on condition, however, that the related HELOC Mortgage Loan shall continue to be covered by a hazard policy. In connection with any such assumption, no material term of the related Mortgage Note may be changed. The HELOC Master Servicer shall forward to the Custodian the original copy of such assumption agreement, which copy shall be added by the Custodian to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. A portion, equal to up to 2% of the Stated Principal Balance of the related HELOC Mortgage Loan, of any fee or additional interest collected by the HELOC Master Servicer or the related Subservicer for consenting in any such conveyance or entering into any such assumption agreement may be retained by the related Subservicer as additional servicing compensation.

         (b) Notwithstanding the foregoing paragraph or any other provision of this Servicing Agreement, the HELOC Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a HELOC Mortgage Loan by operation of law or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a HELOC Mortgage Loan which the HELOC Master Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy.

         Section 3.13 REALIZATION UPON DEFAULTED HELOC MORTGAGE LOANS. (a) The HELOC Master Servicer shall, or shall direct the related Subservicer to, foreclose upon or otherwise comparably convert the ownership of properties securing any HELOC Mortgage Loans that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.06 only if the HELOC Master Servicer determines that there is sufficient equity in the related Mortgaged Property to justify such foreclosure, except that the HELOC Master Servicer shall not, and shall not direct the related Subservicer to, foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste or other environmental hazards thereon unless the HELOC Master Servicer follows the procedures in Subsection (e) below.

         (b) The HELOC Master Servicer shall foreclose or shall direct the related Subservicer to foreclose on any Mortgaged Property in the name of the Trustee for the benefit of the Class VII-A Noteholders.

         (c) In connection with such foreclosure or other conversion, the HELOC Master Servicer in conjunction with the related Subservicer, if any, shall use its best reasonable efforts to preserve REO Property and to realize upon defaulted HELOC Mortgage Loans in such manner (including short sales) as to maximize the receipt of principal and interest by the Class VII-A Noteholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in Subsection 3.13(d). The foregoing is subject to the proviso that the HELOC Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the HELOC Mortgage Loan to the Class VII-A Noteholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Collection Account pursuant to Section 3.07) or through Insurance Proceeds (respecting which it shall have similar priority). The HELOC Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; PROVIDED, HOWEVER, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation). Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this Servicing Agreement to be Insurance Proceeds.

         (d) The Trust Estate shall not acquire any real property (or any personal property incident to such real property) except in connection with a default or reasonably foreseeable default of a HELOC Mortgage Loan. In the event that the Trust Estate acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a HELOC Mortgage Loan, such property shall be disposed of by the HELOC Master Servicer (or its agent) on behalf of the Trust Estate within two years after its acquisition by the Trust Estate.

         (e) With respect to any HELOC Mortgage Loan as to which the HELOC Master Servicer or a Subservicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the HELOC Master Servicer shall promptly notify the Indenture Trustee and the Owner Trustee and shall act in accordance with any directions and instructions provided by the Indenture Trustee, as pledgee of the Issuer. If the Indenture Trustee, as applicable, has not provided directions and instructions to the HELOC Master Servicer in connection with any such HELOC Mortgage Loan within 30 days of a request by the HELOC Master Servicer for such directions and instructions, then the HELOC Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Estate (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage. The parties hereto acknowledge that the HELOC Master Servicer shall not obtain on behalf of the Issuer a deed as a result or in lieu of foreclosure, and shall not otherwise acquire possession of or title to, or commence any proceedings to acquire possession of or title to, or take any other action with respect to, any Mortgaged Property, if the Owner Trustee or the Indenture Trustee could reasonably be considered to be a responsible party for any liability arising from the presence of any toxic or hazardous substance on the Mortgaged Property, unless the Owner Trustee or the Indenture Trustee has been indemnified to its reasonable satisfaction against such liability.

         Section 3.14 INDENTURE TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES.
(a) Upon payment in full of any HELOC Mortgage Loan following the end of the related Draw Period, the HELOC Master Servicer will immediately notify the Custodian by a certification signed by a Servicing Officer in the form of the request for release (the "Request for Release") attached hereto as Exhibit B (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Payment Account have been so deposited) and shall request delivery to the HELOC Master Servicer or Subservicer, as the case may be, of the related Mortgage File. Upon receipt of such certification and request, the Custodian shall release the related Mortgage File to the HELOC Master Servicer or Subservicer and execute and deliver to the HELOC Master Servicer, without recourse, an instrument of satisfaction of mortgage releasing the lien of the Mortgage (furnished by the HELOC Master

Servicer), together with the Mortgage Note with written evidence of cancellation thereon. In connection with the satisfaction of any MOM Loan, the HELOC Master Servicer is authorized to cause the removal from the registration on the MERS(R) System of such Mortgage.

         (b) From time to time as is appropriate, for the servicing or foreclosure of any HELOC Mortgage Loan or collection under an insurance policy, the HELOC Master Servicer may deliver to the Custodian a Request for Release signed by a Servicing Officer on behalf of the HELOC Master Servicer in substantially the form attached as Exhibit B hereto. Upon receipt of the Request for Release, the Custodian, on behalf of the Indenture Trustee shall deliver the Mortgage File or any document therein to the HELOC Master Servicer or Subservicer, as the case may be, as bailee for the Indenture Trustee.

         (c) The HELOC Master Servicer shall cause each Mortgage File or any document therein released pursuant to Subsection 3.14(b) to be returned to the Custodian as custodian for the Indenture Trustee, when the need therefor no longer exists, and in any event within 21 days of the HELOC Master Servicer's receipt thereof, unless the HELOC Mortgage Loan has become a Liquidated Mortgage Loan or a Charged-Off HELOC Mortgage Loan and the Liquidation Proceeds or Recoveries relating to the HELOC Mortgage Loan have been deposited in the Collection Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings. Prior to return of a Mortgage File or any document to the Custodian, the HELOC Master Servicer, the related insurer or Subservicer to whom such file or document was delivered shall retain such file or document in its respective control as bailee for the Indenture Trustee unless the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non- judicially, and the HELOC Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. If a HELOC Mortgage Loan becomes a Liquidated Mortgage Loan or a Charged-Off HELOC Mortgage Loan, the HELOC Master Servicer shall deliver the Request for Release with respect thereto to the Custodian and, upon deposit of the related Liquidation Proceeds or Recoveries in the Collection Account, the Custodian, on behalf of the Indenture Trustee, shall deliver the related Mortgage File or any document therein to the HELOC Master Servicer or Subservicer, as applicable.

         (d) The Indenture Trustee shall execute and deliver to the HELOC Master Servicer any court pleadings, requests for trustee's sale or other documents prepared for and delivered to the Indenture Trustee for execution necessary to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or otherwise available at law or equity. Together with such documents or pleadings the HELOC Master Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer in which it requests the Indenture Trustee to execute the pleadings or documents. The Indenture Trustee and any officer, director, employee or agent of the Indenture Trustee may rely in good faith on any such document submitted by the HELOC Master Servicer. The certificate shall certify and explain the reasons for which the pleadings or documents are required. It shall further certify that the Indenture Trustee's execution and delivery of the pleadings or documents will not invalidate any insurance coverage under the insurance policies or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.15 MASTER SERVICING COMPENSATION. (a) As compensation for its activities hereunder, the HELOC Master Servicer shall be entitled to receive the HELOC Master Servicing Fee from full payments of accrued interest on each HELOC Mortgage Loan or as otherwise provided in Section 3.07. The HELOC Master Servicer shall be solely responsible for paying any and all fees with respect to a Subservicer and the Trust Estate shall not bear any fees, expenses or other costs directly associated with any Subservicer.

         (b) The related Subservicer may retain additional servicing compensation in the form of prepayment charges, if any, a portion of the assumption fees up to 2% of the Stated Principal Balance of the related HELOC Mortgage Loan, fees for statement of account or payoff, late payment charges, or otherwise, to the extent such fees are collected from the related Mortgagors or, with respect to a Liquidated Mortgage Loan, to the extent such fees have accrued. The HELOC Master Servicer shall be required to pay all expenses it incurs in connection with servicing activities under this Servicing Agreement and shall not be entitled in connection with servicing activities under this Servicing Agreement to reimbursement except as provided in this Servicing Agreement. Expenses to be paid by the HELOC Master Servicer under this Subsection 3.15(b) shall include payment of the expenses of the accountants retained pursuant to Section 3.17.

         Section 3.16 ANNUAL STATEMENTS OF COMPLIANCE. No later than March 15 of each year, commencing in March 2005, the HELOC Master Servicer at its own expense shall deliver to the Indenture Trustee, with a copy to the Insurer and the Rating Agencies, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the HELOC Master Servicer during the preceding calendar year and of performance under this Servicing Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the HELOC Master Servicer has fulfilled all its obligations under this Servicing Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the HELOC Master Servicer to remedy such default; (iii) a review of the activities of each Subservicer during the Subservicer's most recently ended calendar year on or prior to December 31 of the preceding year and its performance under its Subservicing Agreement has been made under such officer's supervision; and (iv) to the best of the Servicing Officer's knowledge, based on his review and the certification of an officer of the Subservicer (unless the Servicing Officer has reason to believe that reliance on such certification is not justified), either each Subservicer has performed and fulfilled its duties, responsibilities and obligations under this Servicing Agreement and its Subservicing Agreement in all material respects throughout the year, or, if there has been a default in performance or fulfillment of any such duties, responsibilities or obligations, specifying the nature and status of each such default known to the Servicing Officer. Copies of such statements shall be provided by the HELOC Master Servicer to the Class VII-A Noteholders upon request or by the Indenture Trustee at the expense of the HELOC Master Servicer should the HELOC Master Servicer fail to provide such copies.

         Section 3.17 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.
(a) No later than March 15 of each year, commencing in March 2005, the HELOC Master Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants and which is Deloitte & Touche LLP (or a successor thereof) to furnish a statement to the HELOC Master Servicer, which will be provided to the Indenture Trustee, the Insurer and the Rating Agencies, to the effect that, in connection with the firm's examination of the HELOC Master Servicer's financial statements as of the end of the preceding calendar year, nothing came to their attention that indicated that the HELOC Master Servicer was not in compliance with this Agreement, including Sections 3.06, 3.07 and 3.08 except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

         (b) No later than March 15 of each year, commencing in March 2005, the HELOC Master Servicer, at its expense, shall or shall cause each Subservicer to cause a nationally recognized firm of independent certified public accountants to furnish to the HELOC Master Servicer or such Subservicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the HELOC Master Servicer or such Subservicer which includes an assertion that the HELOC Master Servicer or such Subservicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to residential mortgage loans) identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America with respect to the servicing of mortgage loans similar to the HELOC Mortgage Loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the HELOC Master Servicer shall or shall cause each Subservicer to furnish a copy of such report to the Indenture Trustee, the Insurer and the Rating Agencies. Any annual independent public accountants' report furnished pursuant to this Section 3.17 shall be in such form as shall permit such report to be filed with the Securities and Exchange Commission as part of the Issuer's annual report on Form 10-K filed pursuant to the Securities Exchange Act of 1934, as amended, and no such annual independent public accountant's report shall contain any language restricting, limiting or prohibiting such use of such report.

         Section 3.18 OPTIONAL PURCHASE OF DEFAULTED HELOC MORTGAGE LOANS. The Seller may, on behalf of the Issuer, but is not obligated to, repurchase from the Issuer any HELOC Mortgage Loan delinquent in payment for a period of 90 days or longer (a "90-Day Delinquent Mortgage Loan") for a price equal to the Repurchase Price. Any such 90-Day Delinquent HELOC Mortgage Loan shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the Calendar Quarter following the Calendar Quarter in which such HELOC Mortgage Loan became a 90-Day Delinquent HELOC Mortgage Loan, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any HELOC Mortgage Loan, unless the delinquency is cured and the HELOC Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. Any such purchase shall be accomplished as provided in Subsection 2.03 hereof. Notwithstanding the foregoing, the Indenture Trustee, whether acting as Indenture Trustee or in the capacity of successor HELOC Master Servicer, shall have no obligation hereunder or under any other Basic Document to repurchase any HELOC Mortgage Loan.

         Section 3.19 INFORMATION REQUIRED BY THE INTERNAL REVENUE SERVICE GENERALLY AND REPORTS OF FORECLOSURES AND ABANDONMENTS OF MORTGAGED PROPERTY. The HELOC Master Servicer shall prepare and deliver, or cause to be prepared and delivered by the related Subservicer, all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the HELOC Master Servicer or a Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 2004, the HELOC Master Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the HELOC Master Servicer or such Subservicer (i) acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a HELOC Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the HELOC Master Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J, Section 6050H (reports relating to mortgage interest received) and Section 6050P of the Code (reports relating to cancellation of indebtedness).

         Section 3.20 TRANSFERS OF HELOC MORTGAGE LOANS AT ELECTION OF THE SELLER. Subject to the conditions below, the Seller may require the transfer of HELOC Mortgage Loans from the Trust to the Seller as of the close of business on a Payment Date (the "Transfer Date"). In connection with any transfer, the Transferor Interest shall be reduced by the aggregate Stated Principal Balances as of their Transfer Date of the HELOC Mortgage Loans transferred. On the fifth Business Day (the "Transfer Notice Date") before the Transfer Date designated in the notice, the Seller shall give the Owner Trustee, the Indenture Trustee, the HELOC Master Servicer, the Depositor and the Insurer a notice of the proposed transfer that contains a list of randomly selected HELOC Mortgage Loans to be transferred. These transfers of HELOC Mortgage Loans shall be permitted if the following conditions are satisfied:

         (i)      No Rapid Amortization Event has occurred.

         (ii) On the Transfer Date the Transferor Interest Principal Balance (after giving effect to the removal of the HELOC Mortgage Loans proposed to be transferred) exceeds the Minimum Transferor Interest.

         (iii) The transfer of any HELOC Mortgage Loans on any Transfer Date during the Managed Amortization Period shall not, in the reasonable belief of the Seller, cause a Rapid Amortization Event to occur or an event that with notice or lapse of time or both would constitute a Rapid Amortization Event.

         (iv) By the Transfer Date, the Seller shall have delivered to the Indenture Trustee a revised HELOC Mortgage Loan Schedule, reflecting the proposed transfer and the Transfer Date, and the HELOC Master Servicer shall have marked on its general accounting records to show that the HELOC Mortgage Loans transferred to the Seller are no longer owned by the Trust.

         (v) The Seller shall represent and warrant that no selection procedures reasonably believed by the Seller to be adverse to the interests of the Class VII-A Noteholders or the Insurer were used in selecting the HELOC Mortgage Loans to be removed from the Trust.

         (vi) In connection with each transfer of HELOC Mortgage Loans pursuant to this Section, each Rating Agency and the Insurer shall have received by the related Transfer Notice Date notice of the proposed transfer of HELOC Mortgage Loans and, before the Transfer Date, each Rating Agency shall have notified the Seller, the Indenture Trustee, the Depositor and the Insurer that the transfer of HELOC Mortgage Loans would not result in a reduction or withdrawal of its then current rating of the Class VII-A Notes without regard to the Insurance Policy.

         (vii) The Seller shall have delivered to the Owner Trustee, the Depositor, the Indenture Trustee, and the Insurer an Officer's Certificate certifying that the items in subparagraphs (i) through (vi), inclusive, have been performed or are true, as the case may be. The Owner Trustee and the Indenture Trustee may conclusively rely on the Officer's Certificate, shall have no duty to make inquiries with regard to the matters in it, and shall incur no liability in so relying.

         Upon receiving the requisite information from the Seller, the HELOC Master Servicer shall perform in a timely manner those acts required of it, as specified above. Upon satisfaction of the above conditions, on the Transfer Date each of the Indenture Trustee and the HELOC Master Servicer shall effect delivery to the Seller of the portion of the Mortgage File in its possession for each HELOC Mortgage Loan being so transferred, and the Indenture Trustee shall execute and deliver to the Seller any other documents prepared by the Seller reasonably necessary to transfer the HELOC Mortgage Loans to the Seller. This transfer of the Trust's interest in HELOC Mortgage Loans shall be without recourse, representation, or warranty by the Indenture Trustee or the Trust to the Seller.

         Section 3.21 TRANSFERS OF HELOC MORTGAGE LOANS WITH LOCKED BALANCES. In the event that the aggregate amount of Locked Balances exceeds 10% of the total outstanding Stated Principal Balance of the Group VII Loans as of the end of any Due Period the Seller will (i) accept a retransfer of related HELOC Mortgage Loans with Locked Balances in an amount equal to the amount necessary to reduce the aggregate amount of Locked Balances to an amount equal to or less than 10% of the total outstanding Stated Principal Balance of the Group VII Loans at the end of the related Due Period, and (ii) on the Business Day prior to the related Payment Date following the end of such Due Period, deposit to the Payment Account cash equal to the aggregate Repurchase Prices of such HELOC Mortgage Loans. Such retransfer will be accomplished in accordance with the procedures in the last paragraph of Section 3.20 and the HELOC Mortgage Loans subject to retransfer will be selected randomly.


                                   ARTICLE IV


                              Servicing Certificate

         Section 4.01 REMITTANCE REPORTS. On or prior to each Determination Date, the HELOC Master Servicer shall deliver to the Indenture Trustee a report, prepared as of the close of business on the Determination Date (the "Remittance Report"), in the form of a disk or such other electronic method as to which the HELOC Master Servicer and Indenture Trustee shall agree. Such report shall detail the payments and collections in respect of the HELOC Mortgage Loans for each of the categories of deposit specified in Section 3.06(d) and each of the categories of withdrawal specified in Section 3.07(a). In addition, the report shall detail the amounts for each of the categories specified in the preceding sentence that are to be included in interest collections and principal collections for the related Payment Date. The Remittance Report and any written information supplemental thereto shall include such information with respect to the HELOC Mortgage Loans that is reasonably available to the HELOC Master Servicer and that is required by the Indenture Trustee for purposes of making the calculations and providing the reports referred to in the Indenture, as set forth in written specifications or guidelines issued by the Indenture Trustee from time to time.

         The determination by the HELOC Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Owner Trustee and Indenture Trustee shall be protected in relying upon the same without any independent check or verification. The Indenture Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the HELOC Master Servicer.

         Section 4.02  RESERVED.

         Section 4.03  RESERVED.

         Section 4.04  RESERVED.

         Section 4.05  RESERVED.

         Section 4.06 EXCHANGE ACT REPORTING. (a) The Indenture Trustee and the HELOC Master Servicer shall reasonably cooperate with the Issuer and the Depositor in connection with the Trust's satisfying the reporting requirements under the Exchange Act. The Indenture Trustee shall prepare on behalf of the Trust any Forms 8-K, or other comparable Form containing the same or comparable information or other information mutually agreed upon, (other than the initial report on Form 8-K) and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Commission thereunder, and the Depositor shall sign (or shall cause another entity acceptable to the Commission to sign) and the Indenture Trustee shall file (via the Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor or Issuer (or such other entity). The Depositor and the Issuer hereby grant to the Indenture Trustee a limited power of attorney to execute any Form 8-K and file each such document on behalf of the Depositor and the Issuer. Such power of attorney shall continue until the earlier of (i) receipt by the Indenture Trustee from the Depositor and the Issuer of written termination of such power of attorney and (ii) the termination of the Trust. Notwithstanding anything herein or in the Indenture to the contrary, the Depositor, and not the Indenture Trustee, shall be responsible for executing each Form 10-K filed on behalf of the Trust.

         (b) The Depositor shall prepare and file or cause to be prepared and filed the initial current report on Form 8-K for the Issuer. Each Form 8-K thereafter shall be filed by the Indenture Trustee within 15 days after each Distribution Date, with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. If expressly instructed in writing by the Depositor, the Indenture Trustee shall, in accordance with industry standards, prepare and deliver to the Depositor for execution a Form 15 Suspension Notice with respect to the Issuer. Prior to (unless and until a Form 15 Suspension Notice shall have been filed) March 30th of each year (or such earlier date as may be required or permitted by the Exchange Act and the Rules and Regulations of the Commission), the Indenture Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Commission staff's interpretations. The Indenture Trustee shall prepare the Form 10-K and provide the Depositor with the Form 10-K no later than March 25th of each year. The Depositor shall execute such Form 10-K upon its receipt and shall provide the original of such executed Form 10-K to the Indenture Trustee no later than March 27th of each year. Such Form 10-K shall include as exhibits the HELOC Master Servicer's annual statement of compliance described under Section 3.16 and the accountant's report described under Section 3.17, in each case to the extent they have been timely delivered to the Indenture Trustee. If they are not so timely delivered, the Indenture Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Indenture Trustee. The Indenture Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Indenture Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct. The Form 10-K shall also include a certification in the form attached hereto as Exhibit C-1 (the "Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission, which shall be signed by the senior officer of the HELOC Master Servicer in charge of securitization.

         (c) In addition, the Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit C-2) for the benefit of the HELOC Master Servicer and its officers, directors and Affiliates regarding certain aspects of items 1 through 3 of the Certification (provided, however, that the Indenture Trustee shall not undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K).

         (d) In addition, (i) the Indenture Trustee shall indemnify and hold harmless the Issuer and the Depositor and their officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a failure of the Indenture Trustee to deliver the certification referred to in clause (c) above, and (ii) the HELOC Master Servicer shall indemnify and hold harmless the the Issuer, the Depositor and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the HELOC Master Servicer's obligations under this
Section 4.06 or the HELOC Master Servicer's negligence, bad faith or willful misconduct in connection therewith.

         (e) Notwithstanding any other provision of the Basic Documents, the provisions of this Section 4.06 may be amended by the HELOC Master Servicer, the Issuer, the Seller and the Indenture Trustee without the consent of the Securityholders.

                                    ARTICLE V

                            The HELOC Master Servicer

         Section 5.01 LIABILITY OF THE HELOC MASTER SERVICER. The HELOC Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the HELOC Master Servicer herein.

         Section 5.02 MERGER OR CONSOLIDATION OF OR ASSUMPTION OF THE OBLIGATIONS OF THE HELOC MASTER SERVICER. Any corporation into which the HELOC Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the HELOC Master Servicer shall be a party, or any corporation succeeding to the business of the HELOC Master Servicer, shall be the successor of the HELOC Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that the successor or surviving Person to the HELOC Master Servicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

         The HELOC Master Servicer may assign its rights and delegate its duties and obligations under this Servicing Agreement; PROVIDED, that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Indenture Trustee (as pledgee of the Mortgage Loans) and the Company (in its sole discretion), is willing to service the HELOC Mortgage Loans and executes and delivers to the Indenture Trustee and the Company an agreement, in form and substance reasonably satisfactory to the Indenture Trustee and the Company, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the HELOC Master Servicer under this Servicing Agreement; PROVIDED, FURTHER, that each Rating Agency's rating of the applicable Class VII-A Notes in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency) or considered to be below investment grade.

         Section 5.03 LIMITATION ON LIABILITY OF THE HELOC MASTER SERVICER AND OTHERS. Neither the HELOC Master Servicer nor any of the directors or officers or employees or agents of the HELOC Master Servicer shall be under any liability to the Company, the Issuer, the Owner Trustee, the Indenture Trustee or the Class VII-A Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, PROVIDED, HOWEVER, that this provision shall not protect the HELOC Master Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The HELOC Master Servicer and any director or officer or employee or agent of the HELOC Master Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The HELOC Master Servicer and any director or officer or employee or agent of the HELOC Master Servicer shall be indemnified by the Company and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing Agreement or the Class VII-A Notes, including any amount paid to the Owner Trustee or the Indenture Trustee pursuant to Section 5.06(b), other than any loss, liability or expense related to any specific HELOC Mortgage Loan or HELOC Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Servicing Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The HELOC Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the HELOC Mortgage Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the HELOC Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Company, and the HELOC Master Servicer shall be entitled to be reimbursed therefor. The HELOC Master Servicer's right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the HELOC Master Servicer pursuant to Sections 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

         Section 5.04 HELOC MASTER SERVICER NOT TO RESIGN. Subject to the provisions of Section 5.02, the HELOC Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law (any such determination permitting the resignation of the HELOC Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee) or (ii) upon satisfaction of the following conditions: (a) the HELOC Master Servicer has proposed a successor servicer to the Company and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Company and the Indenture Trustee; and
(b) each Rating Agency shall have delivered a letter (obtained by and at the expense of the HELOC Master Servicer) to the Company and the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as HELOC Master Servicer hereunder will not result in the reduction, qualification or withdrawal of the then current rating of the Class VII-A Notes; PROVIDED, HOWEVER, that no such resignation by the HELOC Master Servicer shall become effective until such successor servicer shall have assumed the HELOC Master Servicer's responsibilities and obligations hereunder or another successor HELOC Master Servicer has been appointed in accordance with Section 6.02 and has accepted such appointment. Any such resignation shall not relieve the HELOC Master Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the HELOC Master Servicer. The HELOC Master Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Noteholder for any amounts paid by the HELOC Master Servicer pursuant to any provision of this Servicing Agreement.

         Section 5.05 DELEGATION OF DUTIES. In the ordinary course of business, the HELOC Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the HELOC Master Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the HELOC Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04.

         Section 5.06 INDEMNIFICATION. The HELOC Master Servicer agrees to indemnify the Indenture Trustee and the Owner Trustee for, and to hold the Indenture Trustee and the Owner Trustee, as the case may be, harmless against, any claim, tax, penalty, loss, liability or expense of any kind whatsoever, incurred without negligence (gross negligence in the case of the Owner Trustee) or willful misconduct on its part, arising out of, or in connection with, the failure by the HELOC Master Servicer to perform its duties in compliance with this Servicing Agreement, including the costs and expenses (including reasonable legal fees and expenses) of defending against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document, provided that:

                  (i) with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the HELOC Master Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof, it being understood that failure to give such notice shall not relieve the HELOC Master Servicer of its indemnification obligations hereunder;

                  (ii) while maintaining control over its own defense, the Company, the Indenture Trustee or Owner Trustee, as the case may be, shall cooperate and consult fully with the HELOC Master Servicer in preparing such defense; and

                  (iii) notwithstanding anything in this Servicing Agreement to the contrary, the HELOC Master Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the HELOC Master Servicer, which consent shall not be unreasonably withheld.

                                   ARTICLE VI

                                     Default

         Section 6.01 SERVICING DEFAULT. If any one of the following events (each, a "Servicing Default") shall occur and be continuing:

                  (i) Any failure by the HELOC Master Servicer to deposit in the Collection Account or Payment Account any deposit required to be made under the terms of this Servicing Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure shall have been given to the HELOC Master Servicer by the Company, the Issuer or the Indenture Trustee; or

                  (ii) Failure on the part of the HELOC Master Servicer duly to observe or perform in any material respect any representation or warranty of the HELOC Master Servicer or any other covenants or agreements of the HELOC Master Servicer (including the making of Servicing Advances) set forth in this Servicing Agreement, which failure, in each case, materially and adversely affects the interests of Class VII-A Noteholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the HELOC Master Servicer by the Company, the Issuer or the Indenture Trustee; or

                  (iii) The entry against the HELOC Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (iv) The HELOC Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the HELOC Master Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the HELOC Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the HELOC Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, and in every such case, so long as a Servicing Default shall not have been remedied by the HELOC Master Servicer, either the holders of at least 51% of the aggregate Note Principal Balance of the Class VII-A Notes or the Issuer may, subject to the direction of the Indenture Trustee as pledgee of the Mortgage Loans, by notice then given to the HELOC Master Servicer, terminate all of the rights and obligations of the HELOC Master Servicer as servicer under this Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the HELOC Mortgage Loans hereunder during any period prior to the date of such termination and the Issuer, subject to the direction of the Indenture Trustee as pledgee of the Mortgage Loans may exercise any and all other remedies available at law or equity. Any such notice to the HELOC Master Servicer shall also be given to each Rating Agency, the Company and the Issuer. On or after the receipt by the HELOC Master Servicer of such written notice, all authority and power of the HELOC Master Servicer under this Servicing Agreement, whether with respect to the Class VII-A Notes or the HELOC Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee, pursuant to and under this Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the HELOC Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each HELOC Mortgage Loan and related documents, or otherwise. Notwithstanding the foregoing, the parties hereto and the Securityholders by their acceptance of any Security, acknowledge and agree that there will be a period of transition before the actual servicing functions can be fully transferred to the Indenture Trustee, as successor HELOC Master Servicer, or to a successor HELOC Master Servicer appointed by the Indenture Trustee pursuant to the provisions hereof, provided, that the Indenture Trustee shall use its reasonable best efforts to succeed to the actual servicing functions or find a successor HELOC Master Servicer as soon as possible but no later than 90 days after such termination. The HELOC Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the HELOC Master Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee or the successor HELOC Master Servicer for administration by it of (i) the property and amounts which are then or should be part of the Trust Estate or which thereafter become part of the Trust Estate; (ii) originals or copies of all documents of the HELOC Master Servicer reasonably requested by the Indenture Trustee to enable it to assume the HELOC Master Servicer's duties thereunder and under the Subservicing Agreements; (iii) the rights and obligations of the HELOC Master Servicer under the Subservicing Agreements with respect to the HELOC Mortgage Loans; (iv) all cash amounts which shall at the time be deposited by the HELOC Master Servicer or should have been deposited to the Collection Account, the related Servicing Accounts or the Payment Account or thereafter be received with respect to the HELOC Mortgage Loans; and (v) all costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee or any successor HELOC Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee or successor HELOC Master Servicer to service the HELOC Mortgage Loans properly and effectively. All reasonable costs and expenses (including, but not limited to, attorneys' fees and disbursements) incurred by the Indenture Trustee or a successor HELOC Master Servicer in connection with its succession as HELOC Master Servicer, including amending this Servicing Agreement to reflect such succession as HELOC Master Servicer pursuant to this Section 6.01 shall be paid by the predecessor HELOC Master Servicer (or if the predecessor HELOC Master Servicer is the Indenture Trustee, the initial HELOC Master

Servicer) upon presentation of reasonable documentation of such costs and expenses, and if not so paid by the predecessor HELOC Master Servicer, shall be reimbursed by the Issuer pursuant to Section 6.07 of the Indenture.

         Notwithstanding any termination of the activities of the HELOC Master Servicer hereunder, the HELOC Master Servicer shall be entitled to receive, out of any late collection of a payment on a HELOC Mortgage Loan which was due prior to the notice terminating the HELOC Master Servicer's rights and obligations hereunder and received after such notice, that portion to which the HELOC Master Servicer would have been entitled pursuant to Sections 3.07 and 3.15 as well as its HELOC Master Servicing Fee in respect thereof, and any other amounts payable to the HELOC Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         The HELOC Master Servicer shall immediately notify the Indenture Trustee and the Owner Trustee in writing of any Servicing Default.

         In addition, upon the occurrence of any Servicer Termination Event and upon the direction of the Insurer in connection therewith, the Indenture Trustee shall instruct the HELOC Master Servicer to terminate the rights and responsibilities of any Subservicer hereunder.

         Section 6.02 INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. (a) Within 90 days of the time the HELOC Master Servicer sends a notice pursuant to clause (i) of Section 5.04, the Indenture Trustee on behalf of the Class VII-A Noteholders, or other successor appointed in accordance with this Section 6.02, shall be the successor in all respects to the HELOC Master Servicer in its capacity as HELOC Master Servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the HELOC Master Servicer by the terms and provisions hereof, including but not limited to the provisions of Article V. Nothing in this Servicing Agreement shall be construed to permit or require the Indenture Trustee or any other successor HELOC Master Servicer to (i) be responsible or accountable for any act or omission of the predecessor HELOC Master Servicer, (ii) require or obligate the Indenture Trustee, in its capacity as successor HELOC Master Servicer, to purchase, repurchase or substitute any HELOC Mortgage Loan, (iii) fund any losses on any Eligible Investment directed by any other HELOC Master Servicer, or (iv) be responsible for the representations and warranties of the HELOC Master Servicer, except as provided herein. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the HELOC Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor HELOC Master Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee on behalf of the Class VII-A Noteholders may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan servicer having a net worth of not less than $10,000,000 as the successor to the HELOC Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the HELOC Master Servicer hereunder; provided that the appointment of any such successor HELOC Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Class VII-A Notes by the Rating Agencies (as evidenced by a letter to such effect delivered by the Rating Agencies). Pending appointment of a successor to the HELOC Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting or is unwilling to act as such, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on HELOC Mortgage Loans in an amount equal to the compensation which the HELOC Master Servicer would otherwise have received pursuant to Section 3.15 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor HELOC Master Servicer shall not affect any liability of the predecessor HELOC Master Servicer which may have arisen under this Servicing Agreement prior to its termination as HELOC Master Servicer (including, without limitation, the obligation to pay any deductible under an insurance policy pursuant to Section 3.11 or to indemnify the Indenture Trustee pursuant to Section 5.06), nor shall any successor HELOC Master Servicer be liable for any acts or omissions of the predecessor HELOC Master Servicer or for any breach by such HELOC Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee, the Custodian and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

         In connection with the termination or resignation of the HELOC Master Servicer hereunder, either (i) the successor HELOC Master Servicer, including the Indenture Trustee if the Indenture Trustee is acting as successor HELOC Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the HELOC Mortgage Loans that are registered with MERS, in which case the predecessor HELOC Master Servicer shall cooperate with the successor HELOC Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor HELOC Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor HELOC Master Servicer shall cooperate with the successor HELOC Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such HELOC Mortgage Loan or servicing of such HELOC Mortgage Loan on the MERS(R) System to the successor HELOC Master Servicer. The predecessor HELOC Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor HELOC Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this Section 6.02. To the extent these fees and costs are not paid by the HELOC Master Servicer and are incurred by any successor HELOC Master Servicer, such fees and costs will be reimbursable to the successor HELOC Master Servicer by the Trust. The successor HELOC Master Servicer shall cause such assignment to be delivered to the Indenture Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         (b) Any successor, including the Indenture Trustee on behalf of the Class VII-A Noteholders, to the HELOC Master Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the HELOC Mortgage Loans for the benefit of the Securityholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as HELOC Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the HELOC Master Servicer is so required pursuant to Section 3.11(g).

         (c) Any successor HELOC Master Servicer, including the Indenture Trustee on behalf of the Class VII-A Noteholders, shall not be deemed to be in default or to have breached its duties hereunder if the predecessor HELOC Master Servicer shall fail to deliver any required deposit to the Collection Account or a Servicing Account or otherwise cooperate with any required servicing transfer or succession hereunder.

         (d) Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any servicing fee or any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor HELOC Master Servicer to act as a successor HELOC Master Servicer under this Servicing Agreement and the transactions set forth or provided for herein.

         Section 6.03 NOTIFICATION TO CLASS VII-A NOTEHOLDERS. Upon any termination or appointment of a successor to the HELOC Master Servicer pursuant to this Article VI or Section 5.04, the Indenture Trustee shall give prompt written notice thereof to the Class VII-A Noteholders, the Owner Trustee, the Company, the Issuer and the Rating Agencies.

         Section 6.04 WAIVER OF DEFAULTS. The Indenture Trustee shall transmit by mail to all Class VII-A Noteholders, within 10 days after the occurrence of any Servicing Default known to the Indenture Trustee, unless such Servicing Default shall have been cured, notice of each such Servicing Default hereunder known to a Responsible Officer of the Indenture Trustee. The holders of at least 51% of the aggregate Note Principal Balance of the Class VII-A Notes may waive any default by the HELOC Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Class VII-A Notes. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Servicing Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The HELOC Master Servicer shall give notice of any such waiver to the Rating Agencies.

                                   ARTICLE VII

                            Miscellaneous Provisions

         Section 7.01 AMENDMENT. This Servicing Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading, qualification or withdrawal of the rating then assigned to the Class VII-A Notes and the consent of the Indenture Trustee.

         Section 7.02 GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.03 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if when delivered to:

         (a)      in the case of the HELOC Master Servicer:
                                        GMAC Mortgage Corporation
                                        100 Witmer Rd.
                                        Horsham, PA 19044
                                        Attention: General Counsel
                                        Telecopier No.: 215.682.1467

         (b)      in the case of Rating Agencies:
                                        Standard & Poor's, a division
                                        of The McGraw-Hill Companies, Inc.
                                        55 Water Street - 41st Floor
                                        New York, New York 10041
                                        Attention: Asset Backed Surveillance
                                        Group

                                        Moody's Investors Service, Inc.
                                        99 Church Street
                                        New York, New York 10007
                                        Attention:

         (c)      in the case of the Owner Trustee, the Corporate Trust Office:
                                        Wilmington Trust Company
                                        Rodney Square North
                                        1100 North Market Street
                                        Wilmington, Delaware 19890
                                        Attention: Corporate Trust
                                        Administration

         (d) in the case of the Issuer, to American Home Mortgage Investment Trust 2004-4:
                                        c/o American Home Mortgage Securities
                                        LLC

                                        520 Broadhollow Road
                                        Melville, New York 11747
                                        Attention: General Counsel

         (e)      in the case of the Indenture Trustee:
                                        its Corporate Trust Office

         (f)      in the case of the Insurer,
                                        MBIA Insurance Corporation
                                        113 King Street
                                        Armonk, New York 10504
                                        Attention: Insured Portfolio Management-
                                        Structured Finance (IPM-SF)
                                        (American Home Mortgage Investment Trust
                                        2004-4)

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to the Rating Agencies shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to the Rating Agencies.

         The HELOC Master Servicer shall designate a Person who shall be available to the Insurer to provide reasonable access to information regarding the HELOC Mortgage Loans.

         Section 7.04 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Class VII- A Notes or the rights of the Class VII-A Noteholders thereof.

         Section 7.05 THIRD-PARTY BENEFICIARIES. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Class VII-A Noteholders, the Issuer, the Insurer, the Owner Trustee, the Depositor and its any of its officers and directors, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right to exercise all rights of the Issuer under this Agreement. The Depositor and its officers and directors (in their corporate or individual capacity) shall have the right to bring an action against any party hereto as it relates to a failure of such party to comply with its obligations under Section 4.06 of this Servicing Agreement.

         Section 7.06 COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 7.07 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 7.08 TERMINATION. The respective obligations and responsibilities of the HELOC Master Servicer and the Issuer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to
Section 4.10 thereof.

         Section 7.09 NO PETITION. The HELOC Master Servicer, by entering into this Servicing Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the satisfaction and discharge of the Indenture by one year.

         Section 7.10 NO RECOURSE. The HELOC Master Servicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this Servicing Agreement.

         Section 7.11 The parties to this Servicing Agreement each hereby irrevocably submits to the non exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Class VII-A Notes, this Indenture or the transactions contemplated hereby, and all such parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court and hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SERVICING AGREEMENT, THE CLASS VII-A NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the HELOC Master Servicer, the Issuer and the Indenture Trustee have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.


                                           GMAC MORTGAGE CORPORATION
                                           as HELOC Master Servicer


                                           By:__________________________________
                                           Name:
                                           Title:


                                           AMERICAN HOME MORTGAGE INVESTMENT
                                           TRUST 2004-4,
                                           as Issuer

                                           WILMINGTON TRUST COMPANY, not in its
                                           individual capacity,
                                           but solely as Owner Trustee


                                           By:__________________________________
                                           Name:
                                           Title:


                                           THE BANK OF NEW YORK, not in its
                                           individual capacity,
                                           but solely as Indenture Trustee


                                           By:__________________________________
                                           Name:
                                           Title:


                                           AMERICAN HOME MORTGAGE ACCEPTANCE,
                                           INC., as Seller


                                           By:__________________________________
                                           Name:
                                           Title:

                                           Acknowledged and agreed with respect
                                           to Section 5.03 hereof:


                                           AMERICAN HOME MORTGAGE
                                           SECURITIES LLC,
                                           as Depositor


                                           By:__________________________________

                                           Name:
                                           Title:

                                    EXHIBIT A
                          HELOC MORTGAGE LOAN SCHEDULE
                                (Filed Manually)

                                    EXHIBIT B
                           FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:      REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the HELOC Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement ("Servicing Agreement") Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)      Mortgage Loan Prepaid in Full
                                               Other
                                               Mortgage Loan Repurchased

Please deliver the Mortgage File to_____________________________________________
________________________________________________________________________________

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been deposited in the Payment Account as provided in the Servicing Agreement."


___________________
[Name of HELOC Master Servicer]
Authorized Signature
******************************************************************************
TO CUSTODIAN: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Servicing Agreement.

                              Enclosed Documents: [ ]  Promissory Note
                                                  [ ]  Mortgage or Deed of Trust
                                                  [ ]  Assignment(s) of Mortgage
                                                       or Deed of Trust
                                                  [ ]  Title Insurance Policy
_______________________                           [ ]  Other:
Name
_______________________
Title
_______________________
Date

                                   EXHIBIT C-1

        FORM OF CERTIFICATION TO BE PROVIDED BY THE HELOC MASTER SERVICER
                                 WITH FORM 10-K

                  Re: American Home Mortgage Investment Trust 2004-4 Mortgage-Backed Notes, Series 2004-4

                  I, [identify the certifying individual], certify that:

                  l. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of American Home Mortgage Securities LLC (the "Registrant");

                  2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

                  3. Based on my knowledge, the servicing information required to be provided to the Trustee by the HELOC Master Servicer under the Servicing Agreement is included in these reports;

                  4. I am responsible for reviewing the activities performed by the HELOC Master Servicer under the Servicing Agreement and based upon the review required under the Servicing Agreement, and except as disclosed in the report, the HELOC Master Servicer has fulfilled its obligations under the Servicing Agreement; and

                  5. I have disclosed to the Registrant's certified public accountants all significant deficiencies relating to the HELOC Master Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

                  Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated as of December 21, 2004, between American Home Mortgage Investment Trust 2004-4, as issuer, and The Bank of New York, as indenture trustee.


                                                     GMAC MORTGAGE CORPORATION


                                                     By:________________________
                                                     Name:
                                                     Title:
                                                     Date:


                                      C-1-1

                                   EXHIBIT C-2

                           FORM OF CERTIFICATION TO BE
           PROVIDED TO HELOC MASTER SERVICER BY THE INDENTURE TRUSTEE


                  Re: American Home Mortgage Investment Trust 2004-4 (the "Trust" or the "Issuer") Mortgage-Backed Notes, Series 2004-4

                  The Bank of New York, as Indenture Trustee under the Indenture, dated December 21, 2004, between American Home Mortgage Investment Trust 2004-4, as issuer, and The Bank of New York, as indenture trustee (the "Indenture"), hereby certifies to [GMAC Mortgage Corporation (the "HELOC Master Servicer")][American Home Mortgage Securities LLC] and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification in connection with the certification that the Depositor is required to file on behalf of the Trust pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, that:

                  1. An officer in the corporate trust department of The Bank of New York who has responsibility for administration of the Indenture has reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Issuer relating to the above-referenced trust;

                  2. Assuming the accuracy and completeness of the information delivered to The Bank of New York by the HELOC Master Servicer as provided in the Servicing Agreement dated as of December 21, 2004, with respect to the Trust, and subject to paragraph 4 below, the information in these distribution reports prepared by the Indenture Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

                  3. Based solely on the information delivered to The Bank of New York by the HELOC Master Servicer as provided in the Servicing Agreement, the distribution information required to be provided by the Indenture Trustee under the Indenture is included in these distribution reports.

                  4. The Bank of New York is not certifying as to the accuracy, completeness or correctness of the information which it received from the HELOC Master Servicer and did not independently verify or confirm the accuracy, completeness or correctness of the information provided by the HELOC Master Servicer.

                                              THE BANK OF NEW YORK,
                                              as Indenture Trustee


                                              By:_______________________________
                                              Name:
                                              Title:
                                              Date:

                                      C-2-1

================================================================================


                           GMAC MORTGAGE CORPORATION,
                            as HELOC Master Servicer,


                                       and


                     AMERICAN HOME MORTGAGE SERVICING, INC.
                              as HELOC Subservicer




                      ------------------------------------

                          HELOC SUBSERVICING AGREEMENT

                          Dated as of December 21, 2004

                      ------------------------------------


                              HELOC Mortgage Loans

                 American Home Mortgage Investment Trust 2004-4


================================================================================

                                TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----


ARTICLE I
Definitions..........................................................................................2
     Section 1.01  DEFINITIONS.......................................................................2
     Section 1.02  OTHER DEFINITIONAL PROVISIONS.....................................................2
     Section 1.03  INTEREST CALCULATIONS.............................................................2

ARTICLE II

     ................................................................................................4
     Section 2.01  REPRESENTATIONS AND WARRANTIES REGARDING THE HELOC SUBSERVICER....................4
     Section 2.02  RESERVED..........................................................................5
     Section 2.03  RESERVED..........................................................................5

ARTICLE III

Administration and Servicing of HELOC Mortgage Loans.................................................7
     Section 3.01  HELOC SUBSERVICER TO ASSURE SERVICING.............................................7
     Section 3.02  SUBSERVICING AGREEMENTS BETWEEN HELOC SUBSERVICER AND
                   SUBSERVICERS.....................................................................10
     Section 3.03  SUCCESSOR SUBSERVICERS...........................................................10
     Section 3.04  LIABILITY OF THE HELOC SUBSERVICER...............................................11
     Section 3.05  ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY HELOC
                   MASTER SERVICER..................................................................11
     Section 3.06  COLLECTION OF MORTGAGE LOAN PAYMENTS.............................................12
     Section 3.07  WITHDRAWALS FROM THE COLLECTION ACCOUNT..........................................14
     Section 3.08  COLLECTION OF TAXES ASSESSMENTS AND SIMILAR ITEMS;
                   SERVICING ACCOUNTS...............................................................16
     Section 3.09  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION
                   REGARDING THE HELOC MORTGAGE LOANS...............................................17
     Section 3.10  RESERVED.........................................................................17
     Section 3.11  MAINTENANCE OF HAZARD INSURANCE AND FIDELITY COVERAGE............................18
     Section 3.12  DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS.......................................20
     Section 3.13  REALIZATION UPON DEFAULTED HELOC MORTGAGE LOANS..................................20
     Section 3.14  HELOC MASTER SERVICER TO COOPERATE; RELEASE OF MORTGAGE FILES....................22
     Section 3.15  SUBSERVICING COMPENSATION........................................................23
     Section 3.16  ANNUAL STATEMENTS OF COMPLIANCE..................................................23
     Section 3.17  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT..........................24
     Section 3.18  RESERVED.........................................................................24
     Section 3.19  INFORMATION REQUIRED BY THE INTERNAL REVENUE SERVICE
                   GENERALLY AND REPORTS OF FORECLOSURES AND
                   ABANDONMENTS OF MORTGAGED PROPERTY...............................................25

ARTICLE IV

Servicing Certificate...............................................................................26
     Section 4.01  REMITTANCE REPORTS...............................................................26
     Section 4.02  RESERVED.........................................................................26
     Section 4.03  RESERVED.........................................................................26
     Section 4.04  RESERVED.........................................................................26
     Section 4.05  RESERVED.........................................................................27
     Section 4.06  ANNUAL CERTIFICATION.............................................................27

ARTICLE V

The HELOC Master Servicer...........................................................................30
     Section 5.01  LIABILITY OF THE HELOC SUBSERVICER...............................................30
     Section 5.02  MERGER OR CONSOLIDATION OF OR ASSUMPTION OF THE
                   OBLIGATIONS OF THE HELOC SUBSERVICER.............................................30
     Section 5.03  LIMITATION ON LIABILITY OF THE HELOC SUBSERVICER AND OTHERS......................30
     Section 5.04  HELOC SUBSERVICER NOT TO RESIGN..................................................31
     Section 5.05  DELEGATION OF DUTIES.............................................................31
     Section 5.06  INDEMNIFICATION..................................................................32

ARTICLE VI

Default.............................................................................................35
     Section 6.01  SERVICING DEFAULT................................................................35
     Section 6.02 HELOC MASTER SERVICER TO ACT; APPOINTMENT OF SUCCESSOR............................37
     Section 6.03 RESERVED..........................................................................39
     Section 6.04  WAIVER OF DEFAULTS...............................................................39

ARTICLE VII

Miscellaneous Provisions............................................................................40
     Section 7.01  AMENDMENT........................................................................40
     Section 7.02  GOVERNING LAW....................................................................40
     Section 7.03  NOTICES..........................................................................40
     Section 7.04  SEVERABILITY OF PROVISIONS.......................................................41
     Section 7.05  THIRD-PARTY BENEFICIARIES........................................................41
     Section 7.06  COUNTERPARTS.....................................................................41
     Section 7.07  EFFECT OF HEADINGS AND TABLE OF CONTENTS.........................................41
     Section 7.08  TERMINATION......................................................................42
     Section 7.09  NO PETITION......................................................................42
     Section 7.10  NO RECOURSE......................................................................42

EXHIBIT A    -     HELOC MORTGAGE LOAN SCHEDULE....................................................A-1

EXHIBIT B    -     FORM OF REQUEST FOR RELEASE.....................................................B-1

EXHIBIT C-1  -     FORM OF CERTIFICATION TO BE PROVIDED BY
                   THE HELOC SUBSERVICER...........................................................C-1

EXHIBIT C-2  -     RESERVED........................................................................C-2

                  This HELOC Subservicing Agreement, dated as of December 21, 2004, between GMAC Mortgage Corporation, as HELOC Master Servicer (the "HELOC Master Servicer" ) and American Home Mortgage Servicing, Inc., as HELOC Subservicer (the "HELOC Subservicer").

                          W I T N E S S E T H T H A T :
                          -----------------------------

                  WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement and the related Group I, Group II, Group III, Group IV, Group V, Group VI and Group VII Subsequent Mortgage Loan Purchase Agreement, American Home Mortgage Securities LLC (the "Company" or the "Depositor") will acquire the Mortgage Loans and the related Group I, Group 2, Group III, Group IV, Group V, Group VI and Group VII Subsequent Mortgage Loans;

                  WHEREAS, the Company will create American Home Mortgage Investment Trust 2004-4, a Delaware statutory trust, and will transfer the Mortgage Loans and the related Subsequent Mortgage Loans and all of its rights under the Mortgage Loan Purchase Agreement and the related Group I, Group II, Group III, Group IV, Group V, Group VI and Group VII Subsequent Mortgage Loan Purchase Agreement to the Issuer;

                  WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of December 21, 2004 (the "Trust Agreement") among the Company, as depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and The Bank of New York, as certificate registrar and certificate paying agent, the Company will convey the Mortgage Loans to the Issuer in exchange for the Certificates (as defined below);

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Trust Certificates, 2004-4 (the "Certificates");

                  WHEREAS, pursuant to the terms of an Indenture dated as of December 21, 2004 (the "Indenture") between the Issuer and The Bank of New York (the "Indenture Trustee"), the Issuer will pledge the Mortgage Loans and issue and transfer to or at the direction of the Purchaser the Mortgage-Backed Notes, Series 2004-4, Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class III-A, Class IV-A, Class V-A, Class VI-A-1, Class VI-A-2, Class VII-A, Class M-1, Class M-2, Class M-3, Class VI-M-1, Class VI-M-2, Class VI-M-3, Class VI-B-1, VI-B-2, VI-B-3, Class VII-A and Class N Notes; and

                  WHEREAS, pursuant to the terms of the HELOC Servicing Agreement, the HELOC Master Servicer will master service the HELOC Mortgage Loans set forth on the HELOC Mortgage Loan Schedule through one or more Subservicers for the benefit of the holders of the Class VII-A Notes;

                  WHEREAS, pursuant to the terms of this HELOC Subservicing Agreement, the HELOC Subservicer shall subservice the HELOC Mortgage Loans for the benefit of the HELOC Master Servicer and the holders of the Class VII-A Notes;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.01 DEFINITIONS. For all purposes of this HELOC Subservicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02  OTHER DEFINITIONAL PROVISIONS.

         (a) All terms defined in this HELOC Subservicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this HELOC Subservicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this HELOC Subservicing Agreement or in any such certificate or other document, and accounting terms partly defined in this HELOC Subservicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this HELOC Subservicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this HELOC Subservicing Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this HELOC Subservicing Agreement shall refer to this HELOC Subservicing Agreement as a whole and not to any particular provision of this HELOC Subservicing Agreement; Section and Exhibit references contained in this HELOC Subservicing Agreement are references to Sections and Exhibits in or to this HELOC Subservicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this HELOC Subservicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         Section 1.03 INTEREST CALCULATIONS. All calculations of interest hereunder that are made in respect of the Stated Principal Balance of a HELOC Mortgage Loan shall be made on the basis of a 365/366 day year and the actual number of days elapsed.

                                   ARTICLE II

                         Representations and Warranties

         Section 2.01 REPRESENTATIONS AND WARRANTIES REGARDING THE HELOC SUBSERVICER. The HELOC Subservicer represents and warrants to the HELOC Master Servicer, that:

                  (i) The HELOC Subservicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the corporate power to own its assets and to transact the business in which it is currently engaged. The HELOC Subservicer is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the HELOC Subservicer or the validity or enforceability of the HELOC Mortgage Loans;

                  (ii) The HELOC Subservicer has the power and authority to make, execute, deliver and perform this HELOC Subservicing Agreement and all of the transactions contemplated under this HELOC Subservicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this HELOC Subservicing Agreement. When executed and delivered, this HELOC Subservicing Agreement will constitute the legal, valid and binding obligation of the HELOC Subservicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (iii) The HELOC Subservicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this HELOC Subservicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                  (iv) The execution and delivery of this HELOC Subservicing Agreement and the performance of the transactions contemplated hereby by the HELOC Subservicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the HELOC Subservicer or any provision of the certificate of incorporation or bylaws of the HELOC Subservicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the HELOC Subservicer is a party or by which the HELOC Subservicer may be bound;

                  (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the HELOC Subservicer), or to the knowledge of the HELOC Subservicer threatened, against the HELOC Subservicer or any of its properties or with respect to this HELOC Subservicing Agreement or the Class

         VII-A Notes or the Certificates which, to the knowledge of the HELOC Subservicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this HELOC Subservicing Agreement; and

                  (vi) The HELOC Subservicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the HELOC Mortgage Loans that are registered with MERS.

         The foregoing representations and warranties shall survive any termination of the HELOC Subservicer hereunder.

         Section 2.02  RESERVED.

         Section 2.03  RESERVED.

                                   ARTICLE III

              Administration and Servicing of HELOC Mortgage Loans

         Section 3.01 HELOC SUBSERVICER TO ASSURE SERVICING. (a) The HELOC Subservicer shall supervise, or take such actions as are necessary to ensure, the servicing and administration of the HELOC Mortgage Loans and any REO Property in accordance with this HELOC Subservicing Agreement and its normal servicing practices, which generally shall conform to the standards of an institution prudently servicing home equity line of credit mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration. The HELOC Subservicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities for the servicing and administration of the HELOC Mortgage Loans. The authority of the HELOC Subservicer, in its capacity as HELOC subservicer, and any Subservicer acting on its behalf, shall include, without limitation, the power on behalf of the HELOC Master Servicer to
(i) consult with and advise any Subservicer regarding administration of a related HELOC Mortgage Loan, (ii) approve any recommendation by a Subservicer to foreclose on a related HELOC Mortgage Loan, (iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured Person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related HELOC Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals and any other matter pertaining to a delinquent HELOC Mortgage Loan. The authority of the HELOC Subservicer shall include, in addition, the power to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfer of any related Mortgaged Property and assumptions of the related Mortgage Notes (in the manner provided in this HELOC Subservicing Agreement) and (iii) collect any Insurance Proceeds and Liquidation Proceeds. Without limiting the generality of the foregoing, the HELOC Subservicer and any Subservicer acting on its behalf may, and is hereby authorized, and empowered by the HELOC Master Servicer, to execute and deliver any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related HELOC Mortgage Loans, the insurance policies and the accounts related thereto, and the Mortgaged Properties. The HELOC Subservicer may exercise this power in its own name or in the name of a Subservicer.

         Notwithstanding the foregoing or anything else to the contrary in this HELOC Subservicing Agreement, for so long as a Servicing Default or Servicer Termination Event is not in effect as provided in Section 6.01 herein, the responsibilities of the HELOC Master Servicer shall be limited to review of the reports provided by the HELOC Subservicer in connection with the creation of the Remittance Reports required of the HELOC Subservicer pursuant to Section 4.01 of this Servicing Agreement.

         In accordance with the standards of the preceding paragraph, the HELOC Subservicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.08, and further as provided in Section 3.07; provided that the HELOC Subservicer shall not be obligated to make such advance if, in its good faith judgment, the HELOC Subservicer determines that such advance will be a Nonrecoverable Advance.

         The relationship of the HELOC Subservicer (and of any successor to the HELOC Subservicer under this Agreement) to the HELOC Master Servicer under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent; provided, however, that the HELOC Subservicer is authorized and empowered by the HELOC Master Servicer, in its own name or in the name of any Subservicer, when the HELOC Subservicer or such Subservicer, as the case may be, believes it is appropriate in its best judgment to register any HELOC Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any HELOC Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the HELOC Master Servicer, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the HELOC Master Servicer and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the HELOC Subservicer in accordance with Section 3.15, with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any HELOC Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Indenture Trustee, then any related expenses shall be reimbursable to the HELOC Subservicer from the Trust Estate.

         (b) With respect to each HELOC Mortgage Loan, consistent with the terms of this HELOC Subservicing Agreement, the HELOC Subservicer may consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property; provided,

                  (i) the Combined Loan-to-Value Ratio, which may be based on a new appraisal, of the related HELOC Mortgage Loan immediately following the modification is not greater than the Combined Loan-to-Value Ratio of such HELOC Mortgage Loan as of the date such HELOC Mortgage Loan was originated; or

                  (ii) in the case of any such action that would result in an increase in the Combined Loan-to-Value Ratio over the Combined Loan-to-Value Ratio as of the date such HELOC Mortgage Loan was originated, the aggregate number of HELOC Mortgage Loans with respect to which a new senior lien is consented to by the HELOC Subservicer does not exceed 5% of the number of HELOC Mortgage Loans as of the Cut-off Date or 30% of the aggregate Stated Principal Balance of the HELOC Mortgage Loans as of such date, and the Combined Loan-to-Value Ratio after giving effect to the modification does not exceed 100%.

         (c) The HELOC Subservicer or the related Subservicer, as the case may be, shall be entitled to (A) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of full release or discharge, or any other document contemplated by this HELOC Subservicing Agreement and other comparable instruments with respect to the HELOC Mortgage Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the

HELOC Master Servicer shall promptly execute or cause to be executed any such documents on request of the HELOC Subservicer and prepared by it) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related HELOC Mortgage Loan, that the security for, and the timely and full collectability of, such HELOC Mortgage Loan would not be adversely affected thereby. An assumption pursuant to this Section 3.01 is permitted solely if the creditworthiness of the prospective purchaser of a Mortgaged Property meets the same or better underwriting guidelines as those which were applied to the original borrower and the security for such HELOC Mortgage Loan is not impaired by the assumption. Any fee collected by the HELOC Subservicer or the related Subservicer for processing such request will be retained by the HELOC Subservicer or such Subservicer as additional servicing compensation.

         (d) Notwithstanding the provisions of Subsection 3.01(a), the HELOC Subservicer shall not take any action inconsistent with the interests of the HELOC Master Servicer or with the rights and interests of the HELOC Master Servicer under this HELOC Subservicing Agreement.

         (e) The HELOC Master Servicer shall execute and return to the HELOC Subservicer any limited powers of attorney and other documents in form as provided to the HELOC Master Servicer necessary or appropriate to enable the HELOC Subservicer to service and administer the related HELOC Mortgage Loans and REO Property.

         (f) With respect to each HELOC Mortgage Loan, the HELOC Subservicer may also, without approval from the Rating Agencies or the Insurer, increase the Credit Limit on a HELOC Mortgage Loan if such increase is consistent with the HELOC Subservicer's underwriting policies and a new Appraised Value is obtained and the Combined Loan-to-Value Ratio of the HELOC Mortgage Loan after giving effect to the increase is less than or equal to the Combined Loan-to-Value Ratio of the HELOC Mortgage Loan as of the Cut-off Date.

         (g) With respect to each HELOC Mortgage Loan, the HELOC Subservicer may increase the Credit Limits on up to 10% of the number of HELOC Mortgage Loans as of the Cut-off Date if the increase in the Credit Limit of any single HELOC Mortgage Loan does not cause the Combined Loan-to-Value Ratio of such HELOC Mortgage Loan to exceed 100%.

         (h) With respect to each HELOC Mortgage Loan, the HELOC Subservicer, without prior approval from the Rating Agencies or the Insurer, may solicit Mortgagors for a reduction in Margins on up to 10% of the number of HELOC Mortgage Loans as of the Cut-off Date, provided that the cumulative impact of any such Margin reductions shall not result in the reduction of the weighted average Margin of the HELOC Mortgage Loans as of the Cut-off Date by more than 25 basis points taking into account any prior reductions.

In no event shall the HELOC Subservicer modify the maturity of any HELOC Mortgage Loan to a maturity that is later than the Final Scheduled Payment Date. Nothing in this HELOC Subservicing Agreement shall limit the right of the HELOC Subservicer to solicit mortgagors with respect to new loans (including mortgage loans) that are not HELOC Mortgage Loans.

         Section 3.02 SUBSERVICING AGREEMENTS BETWEEN HELOC SUBSERVICER AND SUBSERVICERS. (a) The HELOC Subservicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the HELOC Mortgage Loans and for the performance of any and all other activities of the HELOC Subservicer hereunder. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans comparable to the HELOC Mortgage Loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the related Subservicing Agreement, and in either case shall be a Freddie Mac or Fannie Mae approved mortgage servicer. Any Subservicing Agreement entered into by the HELOC Subservicer shall include the provision that such Agreement may be terminated with or without cause and without the payment of any termination fee by any successor HELOC Subservicer (including, without limitation, the HELOC Master Servicer as successor HELOC Subservicer) under this HELOC Subservicing Agreement. In addition, each Subservicing Agreement shall provide for servicing of the HELOC Mortgage Loans consistent with the terms of this HELOC Subservicing Agreement. The HELOC Subservicer and the Subservicers may enter into Subservicing Agreements and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements providing for, among other things, the delegation by the HELOC Subservicer to a Subservicer of additional duties regarding the administration of the HELOC Mortgage Loans; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this HELOC Subservicing Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the HELOC Master Servicer, without the consent of the HELOC Master Servicer.

         (b) As part of its servicing activities hereunder, the HELOC Subservicer, for the benefit of the HELOC Master Servicer, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the HELOC Subservicer, in its good faith business judgment, would require were it the owner of the related HELOC Mortgage Loans. The HELOC Subservicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

         Section 3.03 SUCCESSOR SUBSERVICERS. The HELOC Subservicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement subject to the terms of Section 3.02(a) of this HELOC Subservicing Agreement; provided, however, that upon termination, the HELOC Subservicer shall either act as servicer of the related Mortgage Loan or enter into an appropriate contract with a successor Subservicer and in conformance with the terms of Section 3.02(a) of this HELOC Subservicing Agreement pursuant to which such successor Subservicer will be bound by all relevant terms of the related Subservicing Agreement and this HELOC Subservicing Agreement pertaining to the servicing of such HELOC Mortgage Loan.

         Section 3.04 LIABILITY OF THE HELOC SUBSERVICER. (a) Notwithstanding any Subservicing Agreement, any of the provisions of this HELOC Subservicing Agreement relating to agreements or arrangements between the HELOC Subservicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the HELOC Subservicer shall under all circumstances remain obligated and primarily liable to the HELOC Master Servicer for the servicing and administering of the HELOC Mortgage Loans and any REO Property in accordance with this HELOC Subservicing Agreement. The obligations and liability of the HELOC Subservicer shall not be diminished by virtue of Subservicing Agreements or by virtue of indemnification of the HELOC Subservicer by any Subservicer, or any other Person. The obligations and liability of the HELOC Subservicer shall remain of the same nature and under the same terms and conditions as if the HELOC Subservicer alone were servicing and administering the related HELOC Mortgage Loans. The HELOC Subservicer shall, however, be entitled to enter into indemnification agreements with any Subservicer or other Person and nothing in this HELOC Subservicing Agreement shall be deemed to limit or modify such indemnification. For the purposes of this HELOC Subservicing Agreement, the HELOC Subservicer shall be deemed to have received any payment on a HELOC Mortgage Loan on the date the Subservicer received such payment; provided, however, that this sentence shall not apply to the HELOC Master Servicer as the successor HELOC Subservicer.

         Any Subservicing Agreement that may be entered into and any transactions or services relating to the HELOC Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the HELOC Subservicer alone, and the HELOC Master Servicer shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in
Section 3.05.

         Section 3.05 ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY HELOC MASTER SERVICER. (a) If the HELOC Master Servicer or a successor HELOC Subservicer shall assume the servicing obligations of the HELOC Subservicer in accordance with Section 6.02 below, the HELOC Master Servicer, to the extent necessary to permit the HELOC Master Servicer to carry out the provisions of
Section 6.02 with respect to the HELOC Mortgage Loans, shall succeed to all of the rights and obligations of the HELOC Subservicer under each of the Subservicing Agreements. In such event, the HELOC Master Servicer or its designee as the successor master servicer shall be deemed to have assumed all of the HELOC Subservicer's rights and obligations therein and to have replaced the HELOC Subservicer as a party to such Subservicing Agreements to the same extent as if such Subservicing Agreements had been assigned to the HELOC Master Servicer or its designee as a successor master servicer, except that the HELOC Master Servicer or its designee as a successor HELOC subservicer shall not be deemed to have assumed any obligations or liabilities of the HELOC Subservicer arising prior to such assumption and the HELOC Subservicer shall not thereby be relieved of any liability or obligations under such Subservicing Agreements arising prior to such assumption. Nothing in the foregoing shall be deemed to entitle the HELOC Master Servicer or its designee as a successor HELOC subservicer at any time to receive any portion of the servicing compensation provided under Section 3.15 except for such portion as the HELOC Subservicer would be entitled to receive.

         (b) In the event that the HELOC Master Servicer or a successor HELOC Subservicer assumes the servicing obligations of the HELOC Subservicer under Section 6.02, upon the reasonable request of the HELOC Master Servicer or such successor HELOC Subservicer, the HELOC Subservicer shall at its own expense (or the expense of the Trust, if the HELOC Subservicer fails to do so) deliver to the HELOC Master Servicer, or to such successor HELOC Subservicer photocopies of all documents, files and records, electronic or otherwise, relating to the Subservicing Agreements and the related HELOC Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements, or responsibilities hereunder to the HELOC Master Servicer, or to such successor HELOC Subservicer.

         Section 3.06 COLLECTION OF MORTGAGE LOAN PAYMENTS. (a) The HELOC Subservicer will coordinate and monitor remittances by Subservicers to it with respect to the HELOC Mortgage Loans in accordance with this HELOC Subservicing Agreement.

         (b) The HELOC Subservicer shall make its best reasonable efforts to collect or cause to be collected all payments required under the terms and provisions of the HELOC Mortgage Loans and shall follow, and use its best reasonable efforts to cause Subservicers to follow, collection procedures comparable to the collection procedures of prudent mortgage lenders servicing home equity line of credit mortgage loans for their own account to the extent such procedures shall be consistent with this HELOC Subservicing Agreement. Consistent with the foregoing, the HELOC Subservicer or the related Subservicer may in its discretion (i) waive or permit to be waived any late payment charge, prepayment charge, assumption fee, or any penalty interest in connection with the prepayment of a Mortgage Loan and (ii) arrange or permit an arrangement with a Mortgagor for the payment of interest due and unpaid; provided, however, that the HELOC Subservicer or the related Subservicer may permit the foregoing only if it believes, in good faith, that recoveries of Monthly Payments will be maximized; provided further, however, that Monthly Payments may not be suspended during the twelve months prior to the final maturity of the Class VII-A Notes.

         (c) Within five Business Days after the HELOC Subservicer has determined that all amounts which it expects to recover from or on account of a HELOC Mortgage Loan have been recovered and that no further Liquidation Proceeds or Recoveries will be received in connection therewith, the HELOC Subservicer shall provide to the HELOC Master Servicer a certificate of a Servicing Officer that such HELOC Mortgage Loan became a Liquidated Mortgage Loan or a Charged-Off HELOC Mortgage Loan as of the date of such determination. The HELOC Subservicer shall provide to the HELOC Master Servicer a monthly summary of each HELOC Mortgage Loan that became a Liquidated Mortgage Loan or a Charged-Off HELOC Mortgage Loan.

         (d) The HELOC Subservicer shall establish a segregated account in the name of the Indenture Trustee for the benefit of the Class VII-A Noteholders (the "Collection Account"), which shall be an Eligible Account, in which the HELOC Subservicer shall deposit or cause to be deposited any amounts representing payments on and any collections in respect of the HELOC Mortgage Loans due subsequent to the Cut-off Date (other than in respect of the payments referred to in the following paragraph) within 48 hours following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

                  (i) all payments of principal, including Principal Prepayments, of or interest on the HELOC Mortgage Loans (including advances by a Subservicer) received by the HELOC Subservicer directly from Mortgagors or from the respective Subservicer;

                  (ii)     [Reserved];

                  (iii)    Net Liquidation Proceeds;

                  (iv) all proceeds of any HELOC Mortgage Loans repurchased by the Seller pursuant to the Mortgage Loan Purchase Agreement and the amount of any Transferor Deposit Amount paid by the Seller during the related Due Period pursuant to the Mortgage Loan Purchase Agreement and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement;

                  (v) Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property;

                  (vi)     [Reserved];

                  (vii)    Released Mortgaged Property Proceeds;

                  (viii)   Net Recoveries; and

                  (ix) any other amounts received by the HELOC Subservicer, including any fees or penalties not retained by a Subservicer, required to be deposited in the Collection Account pursuant to this HELOC Subservicing Agreement.

PROVIDED, HOWEVER, that with respect to each Due Period, the HELOC Subservicer shall be permitted to retain from payments in respect of interest on the HELOC Mortgage Loans, the HELOC Subservicing Fee for such Due Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the HELOC Subservicer need not deposit in the Collection Account fees (including annual fees or assumption fees) or late charge and prepayment penalties, payable by Mortgagors, each as further described in Section 3.15, or amounts received by the HELOC Subservicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items, which amounts shall be deposited in the related Servicing Account pursuant to Section
3.08. In the event any amount not required to be deposited in the Collection Account is so deposited, the HELOC Subservicer may at any time (prior to being terminated under this Agreement) withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The HELOC Subservicer shall keep records that accurately reflect the funds on deposit in the Collection Account that have been identified by it as being attributable to the HELOC Mortgage Loans and shall hold all collections in the Collection Account for the benefit of the Class VII-A Noteholders. The HELOC Subservicer shall remit all Foreclosure Profits to the Collection Account, to the extent not payable to the related Subservicer.

         Funds in the Collection Account may not be invested with, and shall not be commingled with, the HELOC Subservicer's own funds or general assets or with funds respecting payments on mortgage loans or with any other funds not related to the Class VII-A Notes. Funds in the Collection

Account shall be invested solely in Eligible Investments, designated in the name of the Indenture Trustee for the benefit of the Class VII-A Noteholders, which shall mature not later than the Business Day next preceding the HELOC Subservicer Remittance Date next following the date of such investment and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the HELOC Subservicer or the related Subservicer. The amount of any losses incurred with respect to any such investments shall be deposited in the Collection Account by the HELOC Subservicer.

         (e) The HELOC Subservicer will require each Subservicer to hold all funds constituting collections on the HELOC Mortgage Loans, pending remittance thereof to the HELOC Subservicer, in one or more accounts meeting the requirements of an Eligible Account, and invested in Eligible Investments, and in the name of the Indenture Trustee for the benefit of the Class VII-A Noteholders. The related Subservicer shall segregate and hold all funds collected and received pursuant to each HELOC Mortgage Loan separate and apart from any of its own funds and general assets and any other funds.

         Section 3.07 WITHDRAWALS FROM THE COLLECTION ACCOUNT. (a) The HELOC Subservicer shall, from time to time as provided herein, make withdrawals from the Collection Account of amounts on deposit therein pursuant to Section 3.06 that are attributable to the HELOC Mortgage Loans for the following purposes (without duplication):

                  (i) to deposit in the Payment Account, by the HELOC Subservicer Remittance Date, the Available Funds required to be distributed as provided in the Indenture on a Payment Date;

                  (ii) to the extent deposited to the Collection Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Sections 3.10 or 3.11, or Liquidation Expenses, paid pursuant to
         Section 3.13 or otherwise reimbursable pursuant to the terms of this HELOC Subservicing Agreement, such withdrawal right being limited to amounts received on the related HELOC Mortgage Loans (other than any Repurchase Price in respect thereto) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds or related Recoveries;

                  (iii) to pay to itself out of each payment received on account of interest on a HELOC Mortgage Loan as contemplated by Section 3.15, an amount equal to the related HELOC Subservicing Fee (to the extent not retained pursuant to Section 3.06);

                  (iv) to pay to itself or the Seller, with respect to any HELOC Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred to the Seller, the HELOC Subservicer or other entity, all amounts received thereon and not required to be distributed to Class VII-A Noteholders as of the date on which the related Purchase Price or Repurchase Price is determined;

                  (v)      [Reserved];

                  (vi) to reimburse the HELOC Subservicer or any Subservicer from Insurance Proceeds, Liquidation Proceeds or Recoveries relating to a particular HELOC Mortgage Loan for amounts expended by the HELOC Subservicer or such Subservicer pursuant to Section 3.13 in good faith in connection with the restoration of the related Mortgaged Property which was damaged by the Uninsured Cause or in connection with the liquidation of such HELOC Mortgage Loan;

                  (vii) to pay the HELOC Subservicer or any Subservicer (payment to any Subservicer to be subject to prior payment to the HELOC Subservicer of an amount equal to the HELOC Subservicing Fee), as appropriate, from Liquidation Proceeds, Insurance Proceeds or Recoveries received in connection with the liquidation of any HELOC Mortgage Loan, the amount which it or such Subservicer would have been entitled to receive under subclause (iii) of this Subsection 3.07(a) as servicing compensation on account of each defaulted Monthly Payment on such HELOC Mortgage Loan if paid in a timely manner by the related Mortgagor, but only to the extent that the aggregate of Liquidation Proceeds, Insurance Proceeds and Recoveries with respect to such HELOC Mortgage Loan, after any reimbursement to the HELOC Subservicer or any Subservicer, pursuant to other subclauses of this Subsection 3.07(a), exceeds the outstanding Stated Principal Balance of such HELOC Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Rate less the HELOC Subservicing Fee Rate to but not including the date of payment (in any event, the aggregate amount of servicing compensation received by a Subservicer and the HELOC Subservicer with respect to any defaulted Monthly Payment shall not exceed the applicable HELOC Subservicing Fee);

                  (viii) to reimburse the HELOC Subservicer or any Subservicer for any Nonrecoverable Advance previously made, and not otherwise reimbursed pursuant to this Subsection 3.07(a);

                  (ix) to withdraw any other amount deposited in the Collection Account that was not required to be deposited therein pursuant to Section 3.06;

                  (x) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (xi) to reimburse the HELOC Subservicer for costs incurred by it associated with the environmental report specified in Section 3.13(e);

                  (xii) to pay to the Seller, on behalf of the Depositor, to the extent that principal collections exceed Draws, the outstanding principal balance of each Additional Balance purchased by the Depositor from the Seller pursuant to the Mortgage Loan Purchase Agreement; and

                  (xiii) to clear and terminate the Collection Account following a termination of the Trust pursuant to Section 8.01 of the Trust Agreement.

In connection with withdrawals pursuant to clauses (ii), (iii), (iv), (vi) and
(vii), the HELOC Subservicer's entitlement thereto is limited to collections or other recoveries on the related HELOC Mortgage Loan, and the HELOC Subservicer shall keep and maintain separate accounting, on a HELOC Mortgage Loan by HELOC Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses. Notwithstanding any other provision of this HELOC Subservicing Agreement, the HELOC Subservicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to
Section 3.13 or otherwise reimbursable expenses incurred pursuant to the terms of this HELOC Subservicing Agreement, but only to the extent of collections or other recoveries on the related HELOC Mortgage Loan.

         (b) Notwithstanding the provisions of this Section 3.07, the HELOC Subservicer may, but is not required to, allow the Subservicers to deduct from amounts received by them or from the related account maintained by a Subservicer, prior to deposit in the Collection Account, any portion to which such Subservicers are entitled hereunder as servicing compensation (including income on Eligible Investments) or reimbursement of any reimbursable Servicing Advances made by such Subservicers.

         (c) The HELOC Subservicer shall pay to the HELOC Master Servicer interest on any payments to the Payment Account which were due on a HELOC Subservicer Remittance Date but were made after the related HELOC Subservicer Remittance Date at a rate equal to the federal funds rate from the date due to the date paid, both inclusive. This interest shall be solely an obligation of the HELOC Subservicer and shall not be recoverable by the HELOC Master Servicer from the Trust or from any other source.

         Section 3.08 COLLECTION OF TAXES ASSESSMENTS AND SIMILAR ITEMS; SERVICING ACCOUNTS.

         The HELOC Subservicer and any Subservicers shall not be required to maintain records relating to the payment of taxes, or deposit or retain any collections from the Mortgagors for the payment of taxes, assessments, insurance premiums, or comparable items, with respect to the HELOC Mortgage Loans.

         Section 3.09 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE HELOC MORTGAGE LOANS. The HELOC Subservicer shall provide, and shall cause any Subservicer to provide, to the HELOC Master Servicer or its designee access to the documentation regarding the related HELOC Mortgage Loans and REO Property and to the Class VII-A Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC access to the documentation regarding the related HELOC Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the HELOC Subservicer or the Subservicers that are designated by these entities; PROVIDED, HOWEVER, that, unless otherwise required by law, the HELOC Subservicer or the Subservicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; PROVIDED, FURTHER, HOWEVER, that the HELOC Master Servicer shall coordinate its requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the HELOC Subservicer or any Subservicer. The

HELOC Subservicer and the Subservicers shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

         Section 3.10  RESERVED.

         Section 3.11 MAINTENANCE OF HAZARD INSURANCE AND FIDELITY COVERAGE. (a) The HELOC Subservicer shall maintain and keep, or cause each Subservicer to maintain and keep, with respect to each Mortgage Loan and REO Property, in full force and effect hazard insurance (fire insurance with extended coverage) equal to the lesser of (i) the maximum insurable value of the improvements securing such HELOC Mortgage Loan from time to time, (ii) the combined principal balance owing on such HELOC Mortgage Loan and any mortgage loan senior to such HELOC Mortgage Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis, and containing a standard mortgagee clause, PROVIDED, HOWEVER, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Unless applicable state law requires a higher deductible, the deductible on such hazard insurance policy may be no more than $1,000 or 1% of the applicable amount of coverage, whichever is less. In the case of a condominium unit or a unit in a planned unit development, the required hazard insurance shall take the form of a multi-peril policy covering the entire condominium project or planned unit development, in an amount equal to at least 100% of the insurable value based on replacement cost.

         (b) Any amounts collected by the HELOC Subservicer or a Subservicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgaged Property or amounts released to the Mortgagor in accordance with the HELOC Subservicer's or a Subservicer's normal servicing procedures, the Mortgage Note or applicable law) shall be deposited initially in a Collection Account, for transmittal to the Payment Account, subject to withdrawal pursuant to Section 3.07.

         (c) Any cost incurred by a HELOC Subservicer or a Subservicer in maintaining any such hazard insurance policy shall not be added to the amount owing under the HELOC Mortgage Loan for the purpose of calculating monthly distributions to the HELOC Master Servicer, notwithstanding that the terms of the HELOC Mortgage Loan so permit. Such costs shall be recoverable by the HELOC Subservicer or a Subservicer out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or by the HELOC Subservicer from the Repurchase Price, to the extent permitted by Section 3.07.

         (d) No earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance.

         (e)      If insurance has not been maintained complying with Subsection
3.11 (a) and there shall have been a loss which would have been covered by such insurance had it been maintained, the HELOC Subservicer shall pay, or cause the related Subservicer to pay, for any necessary repairs.

         (f) The HELOC Subservicer shall present, or cause the related Subservicer to present, claims under the related hazard insurance.

         (g) The HELOC Subservicer shall obtain and maintain at its own expense and for the duration of this HELOC Subservicing Agreement and shall cause each Subservicer to obtain and maintain a blanket fidelity bond and an errors and omissions insurance policy covering such Person's officers, employees and other persons acting on its behalf in connection with its activities under this HELOC Subservicing Agreement or the related Subservicing Agreement. The amount of coverage shall be at least equal to the coverage maintained by the HELOC Subservicer acceptable to Fannie Mae or Freddie Mac to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. The HELOC Subservicer shall promptly notify the HELOC Master Servicer of any material change in the terms of such bond or policy. The HELOC Subservicer shall provide annually to the HELOC Master Servicer a certificate of insurance that each such bond and policy are in effect. If any such bond or policy ceases to be in effect, the HELOC Subservicer shall, to the extent possible, give the HELOC Master Servicer ten days' notice prior to any such cessation and the HELOC Subservicer shall use its reasonable best efforts to obtain a comparable replacement bond or policy, as the case may be. Any amounts relating to the HELOC Mortgage Loans collected under each such bond or policy shall be deposited initially in a Collection Account for transmittal to the Payment Account, subject to withdrawal pursuant to Section 3.07.

         Section 3.12 DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. (a) In any case in which the HELOC Subservicer is notified by any Mortgagor or Subservicer that a Mortgaged Property relating to a HELOC Mortgage Loan has been or is about to be conveyed by the Mortgagor, the HELOC Subservicer shall enforce, or shall instruct such Subservicer to enforce, any due-on-sale clause contained in the related Mortgage to the extent permitted under the terms of the related Mortgage Note and by applicable law. If the HELOC Subservicer reasonably believes that such due-on-sale clause cannot be enforced under applicable law or if the HELOC Mortgage Loan does not contain a due-on-sale clause, the HELOC Subservicer is authorized, and may authorize any Subservicer, to consent to a conveyance subject to the lien of the Mortgage, and to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related HELOC Mortgage Note and unless prohibited by applicable state law, such Mortgagor remains liable thereon, on condition, however, that the related HELOC Mortgage Loan shall continue to be covered by a hazard policy. In connection with any such assumption, no material term of the related Mortgage Note may be changed. The HELOC Subservicer shall forward to the Custodian the original copy of such assumption agreement, which copy shall be added by the Custodian to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. A portion, equal to up to 2% of the Stated Principal Balance of the related HELOC Mortgage Loan, of any fee or additional interest collected by the HELOC Subservicer or the related Subservicer for consenting in any such conveyance or entering into any such assumption agreement may be retained by the HELOC Subservicer as additional servicing compensation.

         (b) Notwithstanding the foregoing paragraph or any other provision of this HELOC Subservicing Agreement, the HELOC Subservicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a HELOC Mortgage Loan by operation of law or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a HELOC Mortgage Loan which the HELOC Subservicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy.

         Section 3.13 REALIZATION UPON DEFAULTED HELOC MORTGAGE LOANS. (a) The HELOC Subservicer shall, or shall direct the related Subservicer to, foreclose upon or otherwise comparably convert the ownership of properties securing any HELOC Mortgage Loans that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.06 only if the HELOC Subservicer determines that there is sufficient equity in the related Mortgaged Property to justify such foreclosure, except that the HELOC Subservicer shall not, and shall not direct the related Subservicer to, foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste or other environmental hazards thereon unless the HELOC Subservicer follows the procedures in Subsection (e) below.

         (b) The HELOC Subservicer shall foreclose or shall direct the related Subservicer to foreclose on any Mortgaged Property in the name of the Indenture Trustee for the benefit of the Class VII-A Noteholders.

         (c) In connection with such foreclosure or other conversion, the HELOC Subservicer in conjunction with the related Subservicer, if any, shall use its best reasonable efforts to preserve REO Property and to realize upon defaulted HELOC Mortgage Loans in such manner (including short sales) as to maximize the receipt of principal and interest by the Class VII-A Noteholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in Subsection 3.13(d). The foregoing is subject to the proviso that the HELOC Subservicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the HELOC Mortgage Loan to the Class VII-A Noteholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Collection Account pursuant to Section 3.07) or through Insurance Proceeds (respecting which it shall have similar priority). The HELOC Subservicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; PROVIDED, HOWEVER, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation). Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this HELOC Subservicing Agreement to be Insurance Proceeds.

         (d) The Trust Estate shall not acquire any real property (or any personal property incident to such real property) except in connection with a default or reasonably foreseeable default of a HELOC Mortgage Loan. In the event that the Trust Estate acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a HELOC Mortgage Loan, such property shall be disposed of by the HELOC Subservicer (or its agent) on behalf of the Trust Estate within two years after its acquisition by the Trust Estate.

         (e) With respect to any HELOC Mortgage Loan as to which the HELOC Subservicer or a Subservicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the HELOC Subservicer shall promptly notify the HELOC Master Servicer and shall act in accordance with any directions and instructions provided by the HELOC Master Servicer. If the HELOC Master Servicer has not provided directions and instructions to the HELOC Subservicer in connection with any such HELOC Mortgage Loan within 30 days of a request by the HELOC Subservicer for such directions and instructions, then the HELOC Subservicer shall take such action as it deems to be in the best economic interest of the Trust Estate (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage. The parties hereto acknowledge that the HELOC Subservicer shall not obtain on behalf of the Issuer a deed as a result or in lieu of foreclosure, and shall not otherwise acquire possession of or title to, or commence any proceedings to acquire possession of or title to, or take any other action with respect to, any Mortgaged Property, if the HELOC Master Servicer, the Owner Trustee or the Indenture Trustee could reasonably be considered to be a responsible party for any liability arising from the presence of any toxic or hazardous substance on the Mortgaged Property, unless the HELOC Master Servicer, the Owner Trustee or the Indenture Trustee has been indemnified to its reasonable satisfaction against such liability.

         Section 3.14 HELOC MASTER SERVICER TO COOPERATE; RELEASE OF MORTGAGE FILES. (a) Upon payment in full of any HELOC Mortgage Loan following the end of the related Draw Period, the HELOC Subservicer will immediately notify the Custodian by a certification signed by a Servicing Officer in the form of the request for release (the "Request for Release") attached hereto as Exhibit B (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Payment Account have been so deposited) and shall request delivery to the HELOC Subservicer or Subservicer, as the case may be, of the related Mortgage File. Upon receipt of such certification and request, the Custodian shall cause the related Mortgage File to be released to the HELOC Subservicer or Subservicer and shall cause to be executed and delivered to the HELOC Subservicer, without recourse, an instrument of satisfaction of mortgage releasing the lien of the Mortgage (furnished by the HELOC Subservicer), together with the Mortgage Note with written evidence of cancellation thereon. In connection with the satisfaction of any MOM Loan, the HELOC Subservicer is authorized to cause the removal from the registration on the MERS(R) System of such Mortgage.

         (b) From time to time as is appropriate, for the servicing or foreclosure of any HELOC Mortgage Loan or collection under an insurance policy, the HELOC Subservicer may deliver to the Custodian a Request for Release signed by a Servicing Officer on behalf of the HELOC Subservicer in substantially the form attached as Exhibit B hereto. Upon receipt of the Request for Release, the Custodian, on behalf of the Indenture Trustee, shall cause to be delivered the Mortgage File or any document therein to the HELOC Subservicer or Subservicer, as the case may be, as bailee for the Indenture Trustee.

         (c) The HELOC Subservicer shall cause each Mortgage File or any document therein released pursuant to Subsection 3.14(b) to be returned to the Custodian as custodian for the Indenture Trustee when the need therefor no longer exists, and in any event within 21 days of the HELOC

Subservicer's receipt thereof, unless the HELOC Mortgage Loan has become a Liquidated Mortgage Loan or a Charged-Off HELOC Mortgage Loan and the Liquidation Proceeds or Recoveries relating to the HELOC Mortgage Loan have been deposited in the Collection Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings. Prior to return of a Mortgage File or any document to the Custodian, the HELOC Subservicer, the related insurer or Subservicer to whom such file or document was delivered shall retain such file or document in its respective control as bailee for the Indenture Trustee unless the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non- judicially, and the HELOC Subservicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. If a HELOC Mortgage Loan becomes a Liquidated Mortgage Loan or a Charged-Off HELOC Mortgage Loan, the HELOC Subservicer shall deliver the Request for Release with respect thereto to the Custodian and, upon deposit of the related Liquidation Proceeds or Recoveries in the Collection Account, the Custodian, on behalf of the Indenture Trustee, shall cause to be delivered the related Mortgage File or any document therein to the HELOC Subservicer or Subservicer, as applicable.

         (d) The Indenture Trustee and the HELOC Master Servicer shall execute and deliver to the HELOC Subservicer any court pleadings, requests for trustee's sale or other documents prepared and delivered to the Indenture Trustee or HELOC Master Servicer for execution necessary to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or otherwise available at law or equity. Together with such documents or pleadings the HELOC Subservicer shall deliver to the HELOC Master Servicer or the Indenture Trustee, as applicable, a certificate of a Servicing Officer in which it requests the HELOC Master Servicer or the Indenture Trustee, as applicable, to cause to be executed the pleadings or documents. The Indenture Trustee and the HELOC Master Servicer and any officer, director, employee or agent of the Indenture Trustee or HELOC Master Servicer, as applicable, may rely in good faith on any such document submitted by the HELOC Subservicer. The certificate shall certify and explain the reasons for which the pleadings or documents are required. It shall further certify that the execution and delivery of the pleadings or documents will not invalidate any insurance coverage under the insurance policies or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.15 SUBSERVICING COMPENSATION. (a) As compensation for its activities hereunder, the HELOC Subservicer shall be entitled to receive the HELOC Subservicing Fee from full payments of accrued interest on each HELOC Mortgage Loan or as otherwise provided in Section 3.07. The HELOC Subservicer shall be solely responsible for paying any and all fees with respect to a Subservicer and the HELOC Master Servicer shall not bear any fees, expenses or other costs directly associated with any Subservicer.

         (b) The HELOC Subservicer may retain additional servicing compensation in the form of prepayment charges, if any, a portion of the assumption fees up to 2% of the Stated Principal Balance of the related HELOC Mortgage Loan, fees for statement of account or payoff, late payment charges, or otherwise, to the extent such fees are collected from the related Mortgagors or, with respect to a Liquidated Mortgage Loan, to the extent such fees have accrued. The HELOC Subservicer shall be required to pay all expenses it incurs in connection with servicing activities under this HELOC Subservicing Agreement and shall not be entitled in connection with servicing activities under this HELOC Subservicing Agreement to reimbursement except as provided in this HELOC Subservicing Agreement. Expenses to be paid by the HELOC Subservicer under this Subsection 3.15(b) shall include payment of the expenses of the accountants retained pursuant to Section 3.17.

         Section 3.16 ANNUAL STATEMENTS OF COMPLIANCE. No later than March 15 of each year, commencing in March 2005, the HELOC Subservicer at its own expense shall deliver to the HELOC Master Servicer, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the HELOC Subservicer during the preceding calendar year and of performance under this HELOC Subservicing Agreement has been made under such officer's supervision,
(ii) to the best of such officer's knowledge, based on such review, the HELOC Subservicer has fulfilled all its obligations under this HELOC Subservicing Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the HELOC Subservicer to remedy such default; (iii) a review of the activities of each Subservicer during the Subservicer's most recently ended calendar year on or prior to December 31 of the preceding year and its performance under its Subservicing Agreement has been made under such officer's supervision; and (iv) to the best of the Servicing Officer's knowledge, based on his review and the certification of an officer of the Subservicer (unless the Servicing Officer has reason to believe that reliance on such certification is not justified), either each Subservicer has performed and fulfilled its duties, responsibilities and obligations under this HELOC Subservicing Agreement and its Subservicing Agreement in all material respects throughout the year, or, if there has been a default in performance or fulfillment of any such duties, responsibilities or obligations, specifying the nature and status of each such default known to the Servicing Officer. Copies of such statements shall be provided by the HELOC Subservicer to the HELOC Master Servicer upon request.

         Section 3.17 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.
(a) No later than March 15 of each year, commencing in March 2005, the HELOC Subservicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants and which is Deloitte & Touche LLP (or a successor thereof) to furnish a statement to the HELOC Subservicer, which will be provided to the HELOC Master Servicer, to the effect that, in connection with the firm's examination of the HELOC Subservicer's financial statements as of the end of the preceding calendar year, nothing came to their attention that indicated that the HELOC Subservicer was not in compliance with this Agreement, including Sections 3.06, 3.07 and 3.08 except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

         (b) No later than March 15 of each year, commencing in March 2005, the HELOC Subservicer, at its expense, shall or shall cause each Subservicer to cause a nationally recognized firm of independent certified public accountants to furnish to the HELOC Subservicer or such Subservicer a report stating that
(i) it has obtained a letter of representation regarding certain matters from the management of the HELOC Subservicer or such Subservicer which includes an assertion that the HELOC Subservicer or such Subservicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to residential mortgage loans) identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America with respect to the servicing of mortgage loans similar to the HELOC Mortgage Loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the HELOC Subservicer shall or shall cause each Subservicer to furnish a copy of such report to the HELOC Master Servicer. Any annual independent public accountants' report furnished pursuant to this Section 3.17 shall be in such form as shall permit such report to be filed with the Securities and Exchange Commission as part of the Issuer's annual report on Form 10-K filed pursuant to the Securities Exchange Act of 1934, as amended, and no such annual independent public accountant's report shall contain any language restricting, limiting or prohibiting such use of such report.

         Section 3.18  RESERVED.

         Section 3.19 INFORMATION REQUIRED BY THE INTERNAL REVENUE SERVICE GENERALLY AND REPORTS OF FORECLOSURES AND ABANDONMENTS OF MORTGAGED PROPERTY. The HELOC Subservicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the HELOC Subservicer or a Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 2004, the HELOC Subservicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the HELOC Subservicer or such Subservicer (i) acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a HELOC Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the HELOC Subservicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J, Section 6050H (reports relating to mortgage interest received) and Section 6050P of the Code (reports relating to cancellation of indebtedness).


                                   ARTICLE IV


                              Servicing Certificate

         Section 4.01 REMITTANCE REPORTS. On or prior to each Determination Date, the HELOC Subservicer shall deliver to the Indenture Trustee and the HELOC Master Servicer a report, prepared as of the close of business on the Determination Date (the "Remittance Report"), in the form of a disk or such other electronic method as to which the Indenture Trustee, the HELOC Subservicer and HELOC Master Servicer shall agree. Such report shall detail the payments and collections in respect of the HELOC Mortgage Loans for each of the categories of deposit specified in Section 3.06(d) and each of the categories of withdrawal specified in Section 3.07(a). In addition, the report shall detail the amounts for each of the categories specified in the preceding sentence that are to be included in interest collections and principal collections for the related Payment Date. The Remittance Report and any written information supplemental thereto shall include such information with respect to the HELOC Mortgage Loans that is reasonably available to the HELOC Subservicer and that is required by the Indenture Trustee and the HELOC Master Servicer, as set forth in written specifications or guidelines issued by the Indenture Trustee and the HELOC Master Servicer from time to time.

         The determination by the HELOC Subservicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Indenture Trustee and the HELOC Master Servicer shall be protected in relying upon the same without any independent check or verification. The Indenture Trustee and the HELOC Master Servicer shall have no obligation to recompute, recalculate or verify any information provided to it by the HELOC Subservicer.

         Section 4.02  RESERVED.

         Section 4.03  RESERVED.

         Section 4.04  RESERVED.

         Section 4.05  RESERVED.

         Section 4.06 ANNUAL CERTIFICATION. For so long as the HELOC Mortgage Loans are being master serviced by the HELOC Master Servicer, by March 15th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, an officer of the HELOC Subservicer shall execute and deliver an Officer's Certificate to the HELOC Master Servicer for the benefit of such HELOC Master Servicer and its officers, directors and affiliates in the form of Exhibit C-1.

                                    ARTICLE V


                              The HELOC Subservicer

         Section 5.01 LIABILITY OF THE HELOC SUBSERVICER. The HELOC Subservicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the HELOC Subservicer herein.

         Section 5.02 MERGER OR CONSOLIDATION OF OR ASSUMPTION OF THE OBLIGATIONS OF THE HELOC SUBSERVICER. Any corporation into which the HELOC Subservicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the HELOC Subservicer shall be a party, or any corporation succeeding to the business of the HELOC Subservicer, shall be the successor of the HELOC Subservicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that the successor or surviving Person to the HELOC Subservicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

         The HELOC Subservicer may assign its rights and delegate its duties and obligations under this HELOC Subservicing Agreement; PROVIDED, that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the HELOC Master Servicer, is willing to service the HELOC Mortgage Loans and executes and delivers to the HELOC Master Servicer an agreement, in form and substance reasonably satisfactory to the HELOC Master Servicer, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the HELOC Subservicer under this HELOC Subservicing Agreement; PROVIDED, FURTHER, that each Rating Agency's rating of the applicable Class VII-A Notes in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency) or considered to be below investment grade.

         Section 5.03 LIMITATION ON LIABILITY OF THE HELOC SUBSERVICER AND OTHERS. Neither the HELOC Subservicer nor any of the directors or officers or employees or agents of the HELOC Subservicer shall be under any liability to the HELOC Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to this HELOC Subservicing Agreement, PROVIDED, HOWEVER, that this provision shall not protect the HELOC Subservicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The HELOC Subservicer and any director or officer or employee or agent of the HELOC Subservicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The HELOC Subservicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the HELOC Mortgage Loans in accordance with this HELOC Subservicing Agreement, and which in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the HELOC Subservicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this HELOC Subservicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. The HELOC Subservicer's right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the HELOC Subservicer pursuant to Sections 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

         Section 5.04 HELOC SUBSERVICER NOT TO RESIGN. Subject to the provisions of Section 5.02, the HELOC Subservicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law (any such determination permitting the resignation of the HELOC Subservicer shall be evidenced by an Opinion of Counsel to such effect delivered to the HELOC Master Servicer) or (ii) upon satisfaction of the following conditions: the HELOC Subservicer has proposed a successor servicer to the HELOC Master Servicer in writing and such proposed successor servicer is reasonably acceptable to the HELOC Master Servicer; PROVIDED, HOWEVER, that no such resignation by the HELOC Subservicer shall become effective until such successor servicer shall have assumed the HELOC Subservicer's responsibilities and obligations hereunder or another successor HELOC Subservicer has been appointed in accordance with Section 6.02 and has accepted such appointment. Any such resignation shall not relieve the HELOC Subservicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the HELOC Subservicer. The HELOC Subservicer shall have no claim (whether by subrogation or otherwise) or other action against any Noteholder for any amounts paid by the HELOC Subservicer pursuant to any provision of this HELOC Subservicing Agreement.

         Section 5.05 DELEGATION OF DUTIES. In the ordinary course of business, the HELOC Subservicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the HELOC Subservicer complies pursuant to Section 3.01. Such delegation shall not relieve the HELOC Subservicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04.

         Section 5.06 INDEMNIFICATION. (a) The HELOC Subservicer agrees to indemnify the HELOC Master Servicer for and to hold the HELOC Master Servicer harmless against, any claim, tax, penalty, loss, liability or expense of any kind whatsoever, incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the failure by the HELOC Subservicer to perform its duties in compliance with this HELOC Subservicing Agreement. In addition to the indemnification set forth in the previous sentence, the HELOC Subservicer shall indemnify and hold the HELOC Master Servicer harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses resulting from or related to any act or omission to act of any prior servicer, owner or originator of a HELOC Mortgage Loan or Mortgaged Property (or any other Person) prior to the transfer of servicing to the HELOC Master Servicer in accordance with Section 6.02 hereunder, provided that:

                  (i) with respect to any such claim, the HELOC Master Servicer shall have given the HELOC Subservicer written notice thereof promptly after the HELOC Master Servicer shall have actual knowledge thereof, it being understood that failure to give such notice shall not relieve the HELOC Subservicer of its indemnification obligations hereunder;

                  (ii) while maintaining control over its own defense, the HELOC Master Servicer shall cooperate and consult fully with the HELOC Subservicer in preparing such defense; and

                  (iii) notwithstanding anything in this HELOC Subservicing Agreement to the contrary, the HELOC Subservicer shall not be liable for settlement of any claim by the HELOC Master Servicer entered into without the prior consent of the HELOC Subservicer, which consent shall not be unreasonably withheld.

         (b) No termination of this HELOC Subservicing Agreement or the resignation or removal of the HELOC Master Servicer shall affect the obligations created by this Section 5.06 of the HELOC Subservicer to indemnify the HELOC Master Servicer under the conditions and to the extent set forth herein. This section shall survive the termination of this HELOC Subservicing Agreement and the resignation or removal of the HELOC Subservicer. Any amounts to be paid by the HELOC Subservicer pursuant to this Subsection may not be paid from the Trust Estate.

                                   ARTICLE VI

                                     Default

         Section 6.01 SERVICING DEFAULT. If any one of the following events (each, a "Servicing Default") shall occur and be continuing:

                  (i) Any failure by the HELOC Subservicer to deposit in the Collection Account or Payment Account any deposit required to be made under the terms of this HELOC Subservicing Agreement which continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure shall have been given to the HELOC Subservicer by the HELOC Master Servicer; or

                  (ii) Failure on the part of the HELOC Subservicer duly to observe or perform in any material respect any representation or warranty of the HELOC Subservicer or any other covenants or agreements of the HELOC Subservicer (including the making of Servicing Advances) set forth in this HELOC Subservicing Agreement, which failure, in each case, materially and adversely affects the interests of the Class VII-A Noteholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the HELOC Subservicer by the HELOC Master Servicer; or

                  (iii) The entry against the HELOC Subservicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (iv) The HELOC Subservicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the HELOC Subservicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the HELOC Subservicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the HELOC Subservicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, and in every such case, so long as a Servicing Default shall not have been remedied by the HELOC Subservicer, the HELOC Master Servicer may, by notice then given to the HELOC Subservicer, terminate all of the rights and obligations of the HELOC Subservicer as servicer under this HELOC Subservicing Agreement other than its right to receive servicing compensation and expenses for servicing the HELOC Mortgage Loans hereunder during any period prior to the date of such termination and the HELOC Master Servicer may exercise any and all other remedies available at law or equity. Any such notice to the HELOC Subservicer shall also be given to each Rating Agency, the Company and the Issuer. On or after the receipt by the HELOC Subservicer of such written notice, all authority and power of the HELOC Subservicer under this HELOC Subservicing Agreement, whether with respect to the Class VII-A Notes or the HELOC Mortgage Loans or otherwise, shall pass to and be vested in the HELOC Master Servicer, pursuant to and under this Section 6.01; and, without limitation, the HELOC Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of the HELOC Subservicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each HELOC Mortgage Loan and related documents, or otherwise. Notwithstanding the foregoing, the parties hereto and the Securityholders by their acceptance of any Security, acknowledge and agree that there will be a period of transition before the actual servicing functions can be fully transferred to the HELOC Master Servicer, as successor HELOC Subservicer, or to a successor HELOC Subservicer appointed by the HELOC Master Servicer pursuant to the provisions hereof, provided, that the HELOC Master Servicer shall use its reasonable best efforts to succeed to the actual servicing functions or find a successor HELOC Subservicer as soon as possible but no later than 90 days after such termination. The HELOC Subservicer agrees to cooperate with the HELOC Master Servicer in effecting the termination of the responsibilities and rights of the HELOC Subservicer hereunder, including, without limitation, the transfer to the HELOC Master Servicer or the successor HELOC Subservicer for administration by it of (i) the property and amounts which are then or should be part of the Trust Estate or which thereafter become part of the Trust Estate; (ii) originals or copies of all documents of the HELOC Subservicer reasonably requested by the HELOC Master Servicer to enable it to assume the HELOC Subservicer's duties thereunder and under the Subservicing Agreements; (iii) the rights and obligations of the HELOC Subservicer under the Subservicing Agreements with respect to the HELOC Mortgage Loans; (iv) all cash amounts which shall at the time be deposited by the HELOC Subservicer or should have been deposited to the Collection Account, the related Servicing Accounts or the Payment Account or thereafter be received with respect to the HELOC Mortgage Loans; and (v) all costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the HELOC Master Servicer or any successor HELOC Subservicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the HELOC Master Servicer or successor HELOC Subservicer to service the HELOC Mortgage Loans properly and effectively. All reasonable costs and expenses (including, but not limited to, attorneys' fees and disbursements) incurred by the HELOC Master Servicer or a successor HELOC Subservicer in connection with its succession as HELOC Subservicer, including amending this HELOC Subservicing Agreement to reflect such succession as HELOC Subservicer pursuant to this Section 6.01 shall be paid by the predecessor HELOC Subservicer (or if the predecessor HELOC Subservicer is the HELOC Master Servicer, the initial HELOC Subservicer) upon presentation of reasonable documentation of such costs and expenses.

         Notwithstanding any termination of the activities of the HELOC Subservicer hereunder, the HELOC Subservicer shall be entitled to receive, out of any late collection of a payment on a HELOC Mortgage Loan which was due prior to the notice terminating the HELOC Subservicer's rights and obligations hereunder and received after such notice, that portion to which the HELOC Subservicer would have been entitled pursuant to Sections 3.07 and 3.15 as well as its HELOC Subservicing Fee in respect thereof, and any other amounts payable to the HELOC Subservicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

         The HELOC Subservicer shall immediately notify the HELOC Master Servicer in writing of any Servicing Default.

         In addition, upon the occurrence of any Servicer Termination Event and upon the direction of the Insurer in connection therewith, the HELOC Master Servicer shall terminate the rights and responsibilities of the HELOC Subservicer hereunder and shall appoint a successor HELOC Subservicer in accordance with the provisions of Section 6.02.

         Section 6.02 HELOC MASTER SERVICER TO ACT; APPOINTMENT OF SUCCESSOR.
(a) Within 90 days of the time the HELOC Subservicer sends a notice pursuant to clause (i) of Section 5.04, the HELOC Master Servicer, or other successor appointed in accordance with this Section 6.02, shall be the successor in all respects to the HELOC Subservicer in its capacity as HELOC Subservicer under this HELOC Subservicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the HELOC Subservicer by the terms and provisions hereof, including but not limited to the provisions of Article V. Nothing in this HELOC Subservicing Agreement shall be construed to permit or require the HELOC Master Servicer or any other successor HELOC Subservicer to (i) be responsible or accountable for any act or omission of the predecessor HELOC Subservicer, (ii) require or obligate the HELOC Master Servicer, in its capacity as successor HELOC Subservicer, to purchase, repurchase or substitute any HELOC Mortgage Loan, (iii) fund any losses on any Eligible Investment directed by any other HELOC Subservicer, or (iv) be responsible for the representations and warranties of the HELOC Subservicer, except as provided herein. As compensation therefor, the HELOC Master Servicer shall be entitled to such compensation as the HELOC Subservicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the HELOC Master Servicer is unwilling to act as successor HELOC Subservicer, or (ii) if the HELOC Master Servicer is legally unable so to act, the HELOC Master Servicer may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan servicer having a net worth of not less than $10,000,000 as the successor to the HELOC Subservicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the HELOC Subservicer hereunder; provided that the appointment of any such successor HELOC Subservicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Class VII-A Notes by the Rating Agencies (as evidenced by a letter to such effect delivered by the Rating Agencies). Pending appointment of a successor to the HELOC Subservicer hereunder, unless the HELOC Master Servicer is prohibited by law from so acting or is unwilling to act as such, the HELOC Master Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on HELOC Mortgage Loans in an amount equal to the compensation which the HELOC Subservicer would otherwise have received pursuant to Section 3.15 (or such lesser compensation as the HELOC Master Servicer and such successor shall agree). The appointment of a successor HELOC Subservicer shall not affect any liability of the predecessor HELOC Subservicer which may have arisen under this HELOC Subservicing Agreement prior to its termination as HELOC Subservicer (including, without limitation, the obligation to pay any deductible under an insurance policy pursuant to Section 3.11 or to indemnify the HELOC Master Servicer pursuant to Section 5.06), nor shall any successor HELOC Subservicer be liable for any acts or omissions of the predecessor HELOC Subservicer or for any breach by such HELOC Subservicer of any of its representations or warranties contained herein or in any related document or agreement. The HELOC Master Servicer and such successor shall take such action, consistent with this HELOC Subservicing Agreement, as shall be necessary to effectuate any such succession.

         In connection with the termination or resignation of the HELOC Subservicer hereunder, either (i) the successor HELOC Subservicer, including the HELOC Master Servicer if the HELOC Master Servicer is acting as successor HELOC Subservicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the HELOC Mortgage Loans that are registered with MERS, in which case the predecessor HELOC Subservicer shall cooperate with the successor HELOC Subservicer in causing MERS to revise its records to reflect the transfer of servicing to the successor HELOC Subservicer as necessary under MERS' rules and regulations, or (ii) the predecessor HELOC Subservicer shall cooperate with the successor HELOC Subservicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such HELOC Mortgage Loan or servicing of such HELOC Mortgage Loan on the MERS(R) System to the successor HELOC Subservicer. The predecessor HELOC Subservicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor HELOC Subservicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this Section 6.02. To the extent these fees and costs are not paid by the HELOC Subservicer and are incurred by any successor HELOC Subservicer, such fees and costs will be reimbursable to the successor HELOC Subservicer by the Trust. The successor HELOC Subservicer shall cause such assignment to be delivered to the HELOC Master Servicer promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         (b) Any successor, including the HELOC Master Servicer, to the HELOC Subservicer as servicer shall during the term of its service as servicer
(i) continue to service and administer the HELOC Mortgage Loans for the benefit of the Securityholders, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as HELOC Subservicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the HELOC Subservicer is so required pursuant to Section 3.11(g).

         (c) Any successor HELOC Subservicer, including the HELOC Master Servicer, shall not be deemed to be in default or to have breached its duties hereunder if the predecessor HELOC Subservicer shall fail to deliver any required deposit to the Collection Account or a Servicing Account or otherwise cooperate with any required servicing transfer or succession hereunder.

         (d) Notwithstanding anything else herein to the contrary, in no event shall the HELOC Master Servicer be liable for any servicing fee or any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor HELOC Subservicer to act as a successor HELOC Subservicer under this HELOC Subservicing Agreement and the transactions set forth or provided for herein.

         Section 6.03  RESERVED.

         Section 6.04 WAIVER OF DEFAULTS. The HELOC Master Servicer may waive any default by the HELOC Subservicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Servicing Default arising therefrom shall be deemed to have been timely remedied for every purpose of this HELOC Subservicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE VII

                            Miscellaneous Provisions

         Section 7.01 AMENDMENT. This HELOC Subservicing Agreement may be amended from time to time by the parties hereto, provided that any amendment be accompanied by a letter from the Rating Agencies that the amendment will not result in the downgrading, qualification or withdrawal of the rating then assigned to the Class VII-A Notes.

         Section 7.02 GOVERNING LAW. THIS HELOC SUBSERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.03 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if when delivered to:

         (a)      in the case of the HELOC Master Servicer:
                                        GMAC Mortgage Corporation
                                        100 Witmer Rd.
                                        Horsham, PA 19044
                                        Attention: General Counsel
                                        Telecopier No.: 215.682.1467

         (b)      in the case of the HELOC Subservicer:
                                        American Home Mortgage Servicing, Inc.
                                        7142 Columbia Gateway Drive
                                        Columbia, Maryland 21046
                                        Attention: David Friedman

         (c)      in the case of Rating Agencies:
                                        Standard & Poor's, a division
                                        of The McGraw-Hill Companies, Inc.
                                        55 Water Street - 41st Floor
                                        New York, New York 10041
                                        Attention: Asset Backed
                                        Surveillance Group

                                        Moody's Investors Service, Inc.
                                        99 Church Street
                                        New York, New York 10007
                                        Attention:

         (d)      in the case of the Owner Trustee, the Corporate Trust Office:
                                        Wilmington Trust Company
                                        Rodney Square North
                                        1100 North Market Street
                                        Wilmington, Delaware 19890

                                        Attention: Corporate Trust
                                        Administration

         (e) in the case of the Issuer, to American Home Mortgage Investment Trust 2004-4:
                                        c/o American Home Mortgage
                                        Securities LLC
                                        520 Broadhollow Road
                                        Melville, New York 11747
                                        Attention: General Counsel

         (f)      in the case of the Indenture Trustee:
                                        its Corporate Trust Office

         (g)      in the case of the Insurer,
                                        MBIA Insurance Corporation
                                        113 King Street
                                        Armonk, New York 10504
                                        Attention: Insured Portfolio
                                        Management-Structured Finance (IPM-SF)
                                        (American Home Mortgage Investment
                                        Trust 2004-4)

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this HELOC Subservicing Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the HELOC Master Servicer to the Rating Agencies shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the HELOC Master Servicer shall have no liability for failure to deliver such notice or document to the Rating Agencies.

         The HELOC Subservicer shall designate a Person who shall be available to the Insurer to provide reasonable access to information regarding the HELOC Mortgage Loans.

         (a) SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this HELOC Subservicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this HELOC Subservicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this HELOC Subservicing Agreement or of the Class VII-A Notes or the rights of the Class VII-A Noteholders thereof.

         (b) THIRD-PARTY BENEFICIARIES. This HELOC Subservicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Class VII-A Noteholders, the Issuer, the Insurer, the Owner Trustee, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this HELOC Subservicing Agreement, no other Person will have any right or obligation hereunder.

         (c) COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         (d) EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         (e) TERMINATION. The respective obligations and responsibilities of the HELOC Subservicer and the HELOC Master Servicer created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof.

         (f) NO PETITION. The HELOC Subservicer, by entering into this HELOC Subservicing Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer. This section shall survive the satisfaction and discharge of the Indenture by one year.

         (g) NO RECOURSE. The HELOC Subservicer acknowledges that no recourse may be had against the Issuer, except as may be expressly set forth in this HELOC Subservicing Agreement.

         IN WITNESS WHEREOF, the HELOC Master Servicer and the HELOC Subservicer have caused this HELOC Subservicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.


                                                       GMAC MORTGAGE CORPORATION
                                                       as HELOC Master Servicer


                                                       By:______________________
                                                       Name:
                                                       Title:


                                                       AMERICAN HOME MORTGAGE
                                                       SERVICING, INC.
                                                       as HELOC SUBSERVICER


                                                       By:______________________
                                                       Name:
                                                       Title:

                                    EXHIBIT A
                          HELOC MORTGAGE LOAN SCHEDULE
                                (Filed Manually)

                                    EXHIBIT B
                           FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:      REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the HELOC Mortgage Loans, we request the release of the Mortgage File described below.

HELOC Subservicing Agreement ("HELOC Subservicing Agreement") Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)        Mortgage Loan Prepaid in Full
                                                 Other
                                                 Mortgage Loan Repurchased

Please deliver the Mortgage File to_____________________________________________
________________________________________________________________________________

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been deposited in the Payment Account as provided in the HELOC Subservicing Agreement."

__________________
[Name of HELOC Subservicer]
Authorized Signature
******************************************************************************
TO CUSTODIAN: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the HELOC Subservicing Agreement.

                              Enclosed Documents: [ ]  Promissory Note
                                                  [ ]  Mortgage or Deed of Trust
                                                  [ ]  Assignment(s) of Mortgage
                                                       or Deed of Trust
                                                  [ ]  Title Insurance Policy
_______________________                           [ ]  Other:
Name
_______________________
Title
_______________________
Date

                                   EXHIBIT C-1

          FORM OF CERTIFICATION TO BE PROVIDED BY THE HELOC SUBSERVICER


                  Re: American Home Mortgage Investment Trust 2004-4 Mortgage-Backed Notes, Series 2004-4

                  I, [identify the certifying individual], certify that:

                  l. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of American Home Mortgage Securities LLC (the "Registrant");

                  2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

                  3. Based on my knowledge, the servicing information required to be provided to the HELOC Master Servicer by the HELOC Subservicer under the HELOC Subservicing Agreement is included in these reports;

                  4. I am responsible for reviewing the activities performed by the HELOC Subservicer under the HELOC Subservicing Agreement and based upon the review required under the HELOC Subservicing Agreement, and except as disclosed in the report, the HELOC Subservicer has fulfilled its obligations under the HELOC Subservicing Agreement; and

                  5. I have disclosed to the Registrant's certified public accounts all significant deficiencies relating to the HELOC Subservicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the HELOC Subservicing Agreement.

                  Capitalized terms used but not defined herein have the meanings ascribed to them in Appendix A to the Indenture, dated as of December 21, 2004, between American Home Mortgage Investment Trust 2004-4, as issuer, and The Bank of New York, as indenture trustee.


                                          AMERICAN HOME MORTGAGE SERVICING, INC.


                                          By:____________________________
                                          Name:
                                          Title:
                                          Date:


                                      C-1-1

                                   EXHIBIT C-2

                                    RESERVED










                                     C-2-1